UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23346

Name of Fund: BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds II, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds II, Inc.

▶	BlackRock High Yield V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ended June 30, 2019, the Fund’s Class I Shares performed in line with the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, while the Fund’s Class III Shares underperformed the benchmark.

What factors influenced performance?

High-yield bonds delivered strong returns in the first half of 2019, reflecting the combination of falling interest rates and a narrowing of yield spreads brought about, in part, by investors’ robust appetite for risk.

Security selection, most importantly in the metals & mining and independent energy industries, was a key driver of the Fund’s relative performance. The Fund’s positioning in technology was also additive. Selection in B rated credits made the largest contribution by rating tier, followed by the CCC-rated segment.

The portfolio’s underweight positions in the retail, finance and home construction industries were key detractors. By credit rating, an underweight in BB rated securities was the largest detractor given the outperformance of this high-quality market segment. The portfolio’s out-of-benchmark position in floating rate loan interests (“bank loans”), which lagged high-yield bonds, was a further detractor.

At period end, the Fund had a slightly above average cash balance. The cash balance did not have a material impact on Fund performance.

Describe recent portfolio activity.

While the Fund’s key positioning themes stayed broadly consistent, the investment adviser sought to take advantage of market opportunities by tactically adjusting the portfolio’s sector- and issuer-level positioning.

The Fund remained underweight in BB rated credits and overweight in select CCCs, although the extent of the overweight in CCCs declined from its level at the beginning of the year. While the investment adviser maintained a tactical allocation to bank loans, it reduced the size of the position as more compelling relative values developed among high yield bonds. However, the investment adviser continued to see bank loans as a source of attractive risk-adjusted income.

The investment adviser’s decision to reduce the portfolio’s weighting in energy was the most notable change with respect to sector positioning. At the industry level, the largest underweight position was in independent energy.

Describe portfolio positioning at period end.

In addition to holding a core position in high yield bonds and a tactical allocation to bank loans, the Fund maintained a smaller weighting in common stocks. By credit rating, the Fund favored B rated bonds over those rated BB and CCC. The leading sector overweights were in technology, aerospace & defense, and pharmaceuticals, while consumer cyclicals (primarily retail and home construction) was the largest overweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock High Yield V.I. Fund

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (a)
				1 Year	5 Years	10 Years
Class I(c)(d)	5.43%	5.33%	9.94%	6.67%	4.08%	9.26%
Class III(c)(d)	5.19	5.09	9.81	6.57	3.83	8.99(e	)
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	—	—	9.94	7.48	4.71	9.22

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns.

(d)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

(e)

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,099.40	$3.12	$1,000.00	$1,021.82	$3.01	0.60%
Class III	1,000.00	1,098.10	4.37	1,000.00	1,020.63	4.21	0.84

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information as of June 30, 2019

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments(b)
BBB/Baa	6%
BB/Ba	44
B	38
CCC/Caa	10
NR	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.0%

Chemicals — 0.3%
Element Solutions, Inc.(a)		153,824	$1,590,540

Containers & Packaging — 0.2%
Crown Holdings, Inc.(a)		14,659	895,665

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		12,660	493,487

Hotels, Restaurants & Leisure — 0.2%
Star Group, Inc. (The)(a)		54,131	923,850

Metals & Mining — 0.2%
Constellium NV, Class A(a)		80,736	810,589

Total Common Stocks — 1.0% (Cost: $5,402,060)			4,714,131

	Par (000)

Corporate Bonds — 82.9%

Aerospace & Defense — 4.2%
Arconic, Inc.:
5.40%, 04/15/21	USD	16	16,586
5.87%, 02/23/22		335	356,845
5.13%, 10/01/24		1,567	1,654,862
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		537	557,137
Bombardier, Inc.(b):
8.75%, 12/01/21		1,205	1,313,450
5.75%, 03/15/22		690	699,488
6.13%, 01/15/23		668	677,185
7.50%, 12/01/24		925	943,500
7.50%, 03/15/25		539	540,509
7.88%, 04/15/27		2,725	2,728,406
BWX Technologies, Inc., 5.38%, 07/15/26(b)		391	403,688
Kratos Defense & Security Solutions, Inc.,
6.50%, 11/30/25(b)		765	822,375
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		253	259,958
TransDigm UK Holdings plc, 6.88%, 05/15/26		565	571,709
TransDigm, Inc.:
6.00%, 07/15/22		58	58,580
6.50%, 05/15/25		196	198,254
6.25%, 03/15/26(b)		8,841	9,305,154

			21,107,686

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		29	30,921

Auto Components — 1.4%
Allison Transmission, Inc.(b):
5.00%, 10/01/24		16	16,320
5.88%, 06/01/29		523	550,458
Icahn Enterprises LP:
6.75%, 02/01/24		203	210,866
6.38%, 12/15/25		638	651,270
6.25%, 05/15/26(b)		477	483,559
Panther BF Aggregator 2 LP(b):
6.25%, 05/15/26		2,305	2,394,319
8.50%, 05/15/27		2,542	2,618,260

			6,925,052

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		295	258,863

Security		Par (000)	Value

Banks — 0.6%
Banco Espirito Santo SA(a)(c):
2.63%, 05/08/17	EUR	100	$25,016
4.75%, 01/15/18		100	25,016
4.00%, 01/21/19		100	25,017
Barclays plc:
4.38%, 09/11/24	USD	850	871,302
5.20%, 05/12/26		200	209,714
CIT Group, Inc.:
5.00%, 08/15/22		30	31,832
5.00%, 08/01/23		446	476,105
5.25%, 03/07/25		859	941,679
6.13%, 03/09/28		132	150,150
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.75%), 6.00%(d)(e)		465	475,462

			3,231,293

Building Products — 0.6%(b)
Builders FirstSource, Inc., 6.75%, 06/01/27		164	173,020
CPG Merger Sub LLC, 8.00%, 10/01/21		604	612,305
JELD-WEN, Inc.:
4.63%, 12/15/25		200	196,250
4.88%, 12/15/27		4	3,870
Masonite International Corp., 5.75%, 09/15/26		231	237,930
PGT Escrow Issuer, Inc., 6.75%, 08/01/26		165	174,281
Standard Industries, Inc.:
5.50%, 02/15/23		109	111,998
5.38%, 11/15/24		528	546,480
6.00%, 10/15/25		746	791,692

			2,847,826

Capital Markets — 0.1%
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%(b)(d)(e)		200	213,614
FS Energy & Power Fund, 7.50%, 08/15/23(b)		119	120,785
MSCI, Inc., 4.75%, 08/01/26(b)		62	64,325
Owl Rock Capital Corp., 5.25%, 04/15/24		282	292,267

			690,991

Chemicals — 1.9%
Alpha 2 BV, 8.75%, (8.75% Cash or 9.50%
PIK), 06/01/23(b)(f)		410	402,825
Alpha 3 BV, 6.25%, 02/01/25(b)		1,900	1,871,500
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		1,003	1,033,090
Blue Cube Spinco LLC:
9.75%, 10/15/23		937	1,035,385
10.00%, 10/15/25		408	461,550
Chemours Co. (The):
6.63%, 05/15/23		61	63,097
4.00%, 05/15/26	EUR	290	329,759
5.38%, 05/15/27	USD	411	391,477
Element Solutions, Inc., 5.88%, 12/01/25(b)		2,285	2,379,256
Gates Global LLC, 6.00%, 07/15/22(b)		399	399,249
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		42	42,630
Momentive Performance Materials USA Escrow LLC, 8.88%, 10/15/20(a)(c)(g)		334	—
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		81	83,835
PQ Corp., 5.75%, 12/15/25(b)		906	916,193
W.R. Grace & Co., 5.63%, 10/01/24(b)		191	205,803

			9,615,649

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies — 2.2%
ACCO Brands Corp., 5.25%, 12/15/24(b)	USD	104	$105,300
ADT Security Corp. (The):
3.50%, 07/15/22		28	27,930
4.13%, 06/15/23		402	401,719
4.88%, 07/15/32(b)		580	500,250
Advanced Disposal Services, Inc.,
5.63%, 11/15/24(b)		236	246,915
APX Group, Inc.:
8.75%, 12/01/20		361	342,048
7.88%, 12/01/22		183	175,451
Aramark Services, Inc.:
5.00%, 04/01/25(b)		53	53,795
4.75%, 06/01/26		507	515,873
5.00%, 02/01/28(b)		587	603,876
Clean Harbors, Inc.(b):
4.88%, 07/15/27		416	422,802
5.13%, 07/15/29		219	223,380
GFL Environmental, Inc.(b):
7.00%, 06/01/26		555	568,181
8.50%, 05/01/27		438	471,398
Harland Clarke Holdings Corp.,
8.38%, 08/15/22(b)		175	148,531
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		295	300,162
Matthews International Corp.,
5.25%, 12/01/25(b)		117	115,099
Mobile Mini, Inc., 5.88%, 07/01/24		1,091	1,123,730
Nielsen Co. Luxembourg SARL (The),
5.00%, 02/01/25(b)		116	113,970
Nielsen Finance LLC, 5.00%, 04/15/22(b)		723	721,192
Prime Security Services Borrower LLC(b):
9.25%, 05/15/23		298	312,960
5.25%, 04/15/24		1,018	1,035,815
5.75%, 04/15/26		839	866,267
Ritchie Bros Auctioneers, Inc.,
5.38%, 01/15/25(b)		381	394,811
Stericycle, Inc., 5.38%, 07/15/24(b)		406	423,811
Tervita Escrow Corp., 7.63%, 12/01/21(b)		479	487,244
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		249	254,602

			10,957,112

Communications Equipment — 0.8%
CommScope, Inc.(b):
5.50%, 03/01/24		1,248	1,280,760
6.00%, 03/01/26		1,032	1,057,800
Nokia OYJ:
4.38%, 06/12/27		187	191,909
6.63%, 05/15/39		607	665,994
ViaSat, Inc., 5.63%, 04/15/27(b)		954	992,160

			4,188,623

Construction & Engineering — 0.1%(b)
Brand Industrial Services, Inc., 8.50%, 07/15/25		294	266,437
New Enterprise Stone & Lime Co., Inc.:
10.13%, 04/01/22		158	161,555
6.25%, 03/15/26		99	100,485

			528,477

Consumer Finance — 1.8%
Ally Financial, Inc.:
4.13%, 03/30/20		100	100,967
3.88%, 05/21/24		310	317,363
5.13%, 09/30/24		559	603,720
8.00%, 11/01/31		3,027	4,000,816
Credit Acceptance Corp., 6.63%, 03/15/26(b)		250	262,812

Security		Par (000)	Value

Consumer Finance (continued)
Navient Corp.:
5.00%, 10/26/20	USD	47	$47,940
6.63%, 07/26/21		621	657,484
6.50%, 06/15/22		65	69,046
5.50%, 01/25/23		147	151,042
7.25%, 09/25/23		313	334,127
5.88%, 10/25/24		116	117,305
6.75%, 06/25/25		120	124,200
6.75%, 06/15/26		330	342,375
Springleaf Finance Corp.:
6.13%, 05/15/22		45	48,263
5.63%, 03/15/23		14	14,875
6.13%, 03/15/24		673	723,475
6.88%, 03/15/25		288	315,354
7.13%, 03/15/26		504	552,195
6.63%, 01/15/28		348	365,400

			9,148,759

Containers & Packaging — 2.3%
Ardagh Packaging Finance plc(b):
4.63%, 05/15/23		2,062	2,095,507
7.25%, 05/15/24		2,866	3,020,048
4.75%, 07/15/27	GBP	100	123,820
Berry Global Escrow Corp., 4.88%, 07/15/26(b)	USD	666	680,152
BWAY Holding Co., 5.50%, 04/15/24(b)		1,951	1,951,975
Crown Americas LLC:
4.50%, 01/15/23		37	38,526
4.75%, 02/01/26		472	484,980
4.25%, 09/30/26		629	641,580
Graphic Packaging International LLC, 4.75%, 07/15/27(b)		203	208,329
Greif, Inc., 6.50%, 03/01/27(b)		132	136,290
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		185	191,244
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		246	248,153
Reynolds Group Issuer, Inc.(b):
5.13%, 07/15/23		874	890,388
7.00%, 07/15/24		723	747,596
Sealed Air Corp.(b):
5.13%, 12/01/24		20	21,000
6.88%, 07/15/33		31	34,536

			11,514,124

Distributors — 0.5%(b)
American Builders & Contractors Supply Co., Inc.:
5.75%, 12/15/23		358	370,977
5.88%, 05/15/26		478	498,315
Core & Main LP, 6.13%, 08/15/25		840	848,400
IAA, Inc., 5.50%, 06/15/27		559	581,360

			2,299,052

Diversified Consumer Services — 0.7%
Allied Universal Holdco LLC, 6.63%, 07/15/26(b)		1,193	1,210,895
frontdoor, Inc., 6.75%, 08/15/26(b)		459	488,835
Graham Holdings Co., 5.75%, 06/01/26(b)		174	184,005
Laureate Education, Inc., 8.25%, 05/01/25(b)		171	186,817
Service Corp. International, 5.13%, 06/01/29		438	460,995
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		885	910,444

			3,441,991

6	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 1.0%(b)
Fairstone Financial, Inc., 7.88%, 07/15/24	USD	147	$149,756
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	650	755,662
6.25%, 05/15/26	USD	884	909,194
8.25%, 11/15/26		1,529	1,572,577
Verscend Escrow Corp., 9.75%, 08/15/26		1,674	1,738,868

			5,126,057

Diversified Telecommunication Services — 5.2%
Altice France SA(b):
6.25%, 05/15/24		246	253,380
7.38%, 05/01/26		2,780	2,849,500
8.13%, 02/01/27		680	714,000
CCO Holdings LLC(b):
4.00%, 03/01/23		424	424,927
5.38%, 05/01/25		37	38,249
5.75%, 02/15/26		52	54,535
5.13%, 05/01/27		1,722	1,782,890
5.88%, 05/01/27		22	23,210
5.00%, 02/01/28		1,561	1,594,093
5.38%, 06/01/29		1,778	1,835,785
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		385	407,137
Series W, 6.75%, 12/01/23		437	471,414
Series Y, 7.50%, 04/01/24		619	684,769
5.63%, 04/01/25		498	507,960
Series U, 7.65%, 03/15/42		29	27,118
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		734	647,755
Embarq Corp., 8.00%, 06/01/36		790	764,578
Frontier Communications Corp.:
10.50%, 09/15/22		224	151,760
11.00%, 09/15/25		1,564	969,680
8.00%, 04/01/27(b)		1,981	2,060,240
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		1,196	1,091,350
8.50%, 10/15/24(b)		1,094	1,083,060
9.75%, 07/15/25(b)		1,304	1,330,080
Level 3 Financing, Inc.:
5.38%, 08/15/22		160	160,200
5.13%, 05/01/23		226	227,887
5.38%, 05/01/25		110	113,575
5.25%, 03/15/26		471	487,485
Level 3 Parent LLC, 5.75%, 12/01/22		197	198,724
Qualitytech LP, 4.75%, 11/15/25(b)		278	275,220
Qwest Corp., 6.75%, 12/01/21		197	211,529
Sable International Finance Ltd.,
5.75%, 09/07/27(b)		200	201,375
Sprint Capital Corp., 8.75%, 03/15/32		423	489,623
Telecom Italia Capital SA:
6.38%, 11/15/33		141	146,287
6.00%, 09/30/34		380	387,600
7.20%, 07/18/36		29	31,972
7.72%, 06/04/38		95	107,113
Telecom Italia SpA, 5.30%, 05/30/24(b)		947	980,145
Telesat Canada, 8.88%, 11/15/24(b)		203	219,747
Virgin Media Finance plc, 5.75%, 01/15/25(b)		1,347	1,394,132
Virgin Media Secured Finance plc(b):
5.25%, 01/15/26		465	476,490
5.50%, 05/15/29		400	405,880

			26,282,454

Electric Utilities — 0.5%
DPL, Inc., 7.25%, 10/15/21		19	20,425
Edison International, 5.75%, 06/15/27		70	75,185

Security		Par (000)	Value

Electric Utilities (continued)
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24	USD	816	$821,116
4.25%, 09/15/24		193	194,023
4.50%, 09/15/27		182	179,725
Vistra Operations Co. LLC(b):
3.55%, 07/15/24		335	336,971
5.50%, 09/01/26		3	3,169
5.63%, 02/15/27		204	215,985
5.00%, 07/31/27		324	335,745
4.30%, 07/15/29		458	464,302

			2,646,646

Electrical Equipment — 0.3%(b)
Sensata Technologies BV:
5.63%, 11/01/24		662	713,305
5.00%, 10/01/25		99	103,208
Vertiv Group Corp., 9.25%, 10/15/24		824	788,980

			1,605,493

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC:
5.00%, 09/01/23		169	171,957
5.00%, 09/01/25		222	231,158
Itron, Inc., 5.00%, 01/15/26(b)		34	34,765

			437,880

Energy Equipment & Services — 1.9%
Apergy Corp., 6.38%, 05/01/26		224	225,680
Archrock Partners LP, 6.88%, 04/01/27(b)		211	220,516
Diamond Offshore Drilling, Inc.,
4.88%, 11/01/43		286	177,320
Ensco Rowan plc:
4.70%, 03/15/21		52	48,322
4.50%, 10/01/24		136	101,320
5.20%, 03/15/25		152	111,720
7.75%, 02/01/26		297	221,265
5.75%, 10/01/44		237	136,275
Nabors Industries, Inc.:
5.00%, 09/15/20		22	22,055
4.63%, 09/15/21		453	441,675
Noble Holding International Ltd.:
7.75%, 01/15/24		34	25,925
7.88%, 02/01/26(b)		1,393	1,198,426
5.25%, 03/15/42		182	96,915
Pacific Drilling SA, 8.38%, 10/01/23(b)		1,499	1,484,010
Precision Drilling Corp.:
5.25%, 11/15/24		24	22,200
7.13%, 01/15/26(b)		162	156,735
Rowan Cos., Inc., 4.88%, 06/01/22		740	681,725
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		374	385,447
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		485	512,584
Transocean Sentry Ltd., 5.38%, 05/15/23(b)		442	442,553
Transocean, Inc.:
6.50%, 11/15/20		9	9,270
8.51%, 12/15/21		31	32,589
9.00%, 07/15/23(b)		720	766,800
7.25%, 11/01/25(b)		460	435,850
7.50%, 01/15/26(b)		393	374,332
USA Compression Partners LP:
6.88%, 04/01/26		831	878,699
6.88%, 09/01/27(b)		488	512,454

			9,722,662

Entertainment — 0.7%
Ascend Learning LLC:
6.88%, 08/01/25(b)		982	998,996

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24	USD	40	$42,050
5.88%, 11/01/24		224	229,600
Netflix, Inc.:
5.38%, 02/01/21		60	62,025
4.88%, 04/15/28		37	38,156
5.88%, 11/15/28		1,160	1,284,259
5.38%, 11/15/29(b)		1,044	1,108,927

			3,764,013

Equity Real Estate Investment Trusts (REITs) — 2.1%
Brookfield Property REIT, Inc.,
5.75%, 05/15/26(b)		252	259,560
CyrusOne LP:
5.00%, 03/15/24		144	147,960
5.38%, 03/15/27		112	117,880
Equinix, Inc.:
5.38%, 04/01/23		159	162,180
5.88%, 01/15/26		1,091	1,155,096
5.38%, 05/15/27		254	272,281
GLP Capital LP:
5.38%, 11/01/23		66	70,764
5.25%, 06/01/25		320	342,848
5.38%, 04/15/26		172	186,009
Iron Mountain, Inc., 4.88%, 09/15/27(b)		596	590,785
iStar, Inc.:
4.63%, 09/15/20		40	40,350
5.25%, 09/15/22		75	76,781
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		711	766,103
4.50%, 09/01/26		1,029	1,056,011
5.75%, 02/01/27(b)		160	172,400
4.50%, 01/15/28		1,140	1,131,450
MPT Operating Partnership LP,
5.00%, 10/15/27		1,374	1,415,220
SBA Communications Corp.:
4.00%, 10/01/22		858	869,797
4.88%, 09/01/24		1,446	1,489,380
VICI Properties 1 LLC, 8.00%, 10/15/23		200	221,039

			10,543,894

Food & Staples Retailing — 0.0%
Albertsons Cos. LLC:
6.63%, 06/15/24		163	168,909
5.75%, 03/15/25		79	79,616

			248,525

Food Products — 1.2%
B&G Foods, Inc., 5.25%, 04/01/25		76	76,760
Chobani LLC, 7.50%, 04/15/25(b)		216	201,960
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		192	200,640
JBS USA LUX SA(b):
5.88%, 07/15/24		947	974,207
5.75%, 06/15/25		1,346	1,403,205
6.75%, 02/15/28		249	269,854
6.50%, 04/15/29		930	1,010,213
Post Holdings, Inc.(b):
5.50%, 03/01/25		349	360,342
5.00%, 08/15/26		330	334,537
5.75%, 03/01/27		337	347,953
5.63%, 01/15/28		35	35,963
5.50%, 12/15/29		380	380,950
Simmons Foods, Inc., 7.75%, 01/15/24(b)		437	470,867

			6,067,451

Security		Par (000)	Value

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)	USD	655	$677,106

Health Care Equipment & Supplies — 0.8%
Fresenius US Finance II, Inc.,
4.50%, 01/15/23(b)		121	125,818
Hologic, Inc.(b):
4.38%, 10/15/25		279	282,836
4.63%, 02/01/28		150	152,250
Immucor, Inc., 11.13%, 02/15/22(b)		284	289,680
Ortho-Clinical Diagnostics, Inc.,
6.63%, 05/15/22(b)		2,494	2,381,770
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		648	656,100
Teleflex, Inc.:
4.88%, 06/01/26		314	325,775
4.63%, 11/15/27		51	52,466

			4,266,695

Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		231	232,155
6.50%, 03/01/24		348	362,790
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		213	229,507
Centene Corp., 5.38%, 06/01/26(b)		2,672	2,808,940
Community Health Systems, Inc.(b):
8.63%, 01/15/24		990	990,000
8.00%, 03/15/26		629	605,224
DaVita, Inc., 5.13%, 07/15/24		502	502,151
Eagle Holding Co. II LLC(b)(f):
7.63%, (7.63% Cash or 8.38% PIK), 05/15/22		108	108,540
7.75%, (7.75% Cash or 8.50% PIK), 05/15/22		541	545,058
Encompass Health Corp., 5.75%, 11/01/24		171	174,129
Envision Healthcare Corp., 8.75%, 10/15/26(b)		484	337,590
HCA, Inc.:
5.88%, 05/01/23		37	40,233
5.38%, 02/01/25		626	675,689
5.88%, 02/15/26		22	24,310
5.38%, 09/01/26		217	233,817
5.63%, 09/01/28		1,575	1,704,937
5.88%, 02/01/29		1,654	1,813,198
MEDNAX, Inc.(b):
5.25%, 12/01/23		343	338,712
6.25%, 01/15/27		1,394	1,371,348
Molina Healthcare, Inc.:
5.38%, 11/15/22		318	330,720
4.88%, 06/15/25(b)		523	530,845
MPH Acquisition Holdings LLC,
7.13%, 06/01/24(b)		503	471,663
NVA Holdings, Inc., 6.88%, 04/01/26(b)		314	328,130
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(f)		994	877,205
RegionalCare Hospital Partners Holdings, Inc.,
8.25%, 05/01/23(b)		901	959,002
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		736	636,640
10.00%, 04/15/27		298	297,255
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		391	299,115
Tenet Healthcare Corp.:
6.00%, 10/01/20		118	121,474
8.13%, 04/01/22		1,695	1,777,631
4.63%, 07/15/24		302	305,775
6.25%, 02/01/27(b)		2,188	2,264,580
Vizient, Inc., 6.25%, 05/15/27(b)		579	611,598

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
WellCare Health Plans, Inc.:
5.25%, 04/01/25	USD	497	$518,122
5.38%, 08/15/26(b)		727	770,620

			24,198,703

Health Care Technology — 0.3%
IQVIA, Inc.:
3.25%, 03/15/25	EUR	224	262,337
5.00%, 10/15/26(b)	USD	472	487,340
5.00%, 05/15/27(b)		681	703,133

			1,452,810

Hotels, Restaurants & Leisure — 4.6%
1011778 BC ULC(b):
4.25%, 05/15/24		795	803,944
5.00%, 10/15/25		3,195	3,219,921
Aramark International Finance SARL,
3.13%, 04/01/25	EUR	506	594,026
Boyd Gaming Corp., 6.00%, 08/15/26	USD	178	187,122
Boyne USA, Inc., 7.25%, 05/01/25(b)		276	298,770
Cedar Fair LP, 5.25%, 07/15/29(b)		416	424,449
Churchill Downs, Inc.(b):
5.50%, 04/01/27		809	846,922
4.75%, 01/15/28		557	559,646
Eldorado Resorts, Inc.:
6.00%, 04/01/25		131	137,714
6.00%, 09/15/26		173	189,002
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		215	220,106
Golden Nugget, Inc., 6.75%, 10/15/24(b)		1,673	1,723,190
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		262	265,930
5.13%, 05/01/26		680	709,750
4.88%, 01/15/30(b)		1,529	1,574,870
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		162	165,847
4.88%, 04/01/27		190	196,356
IRB Holding Corp., 6.75%, 02/15/26(b)		103	102,485
KFC Holding Co.(b):
5.00%, 06/01/24		35	36,181
5.25%, 06/01/26		395	414,252
4.75%, 06/01/27		96	98,400
Marriott Ownership Resorts, Inc.,
6.50%, 09/15/26		66	70,785
MGM Resorts International:
6.63%, 12/15/21		1,351	1,459,080
7.75%, 03/15/22		491	547,465
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		229	234,152
5.25%, 11/15/23		333	342,990
Scientific Games International, Inc.:
5.00%, 10/15/25(b)		1,067	1,077,670
3.38%, 02/15/26	EUR	500	570,080
8.25%, 03/15/26(b)	USD	1,367	1,435,336
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24		1,595	1,619,922
5.50%, 04/15/27		761	791,440
Station Casinos LLC, 5.00%, 10/01/25(b)		290	290,725
Viking Cruises Ltd., 5.88%, 09/15/27(b)		1,542	1,561,275
Wyndham Destinations, Inc.:
5.40%, 04/01/24		12	12,569
5.75%, 04/01/27		122	127,338
Wyndham Hotels & Resorts, Inc.,
5.38%, 04/15/26(b)		203	212,389

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.:
3.88%, 11/01/23	USD	97	$98,271
5.35%, 11/01/43		10	8,950

			23,229,320

Household Durables — 0.9%
Lennar Corp.:
6.63%, 05/01/20		255	262,013
4.88%, 12/15/23		50	52,687
5.25%, 06/01/26		355	378,075
4.75%, 11/29/27		396	416,790
Mattamy Group Corp.(b):
6.88%, 12/15/23		188	195,755
6.50%, 10/01/25		212	223,395
MDC Holdings, Inc., 6.00%, 01/15/43		187	174,845
Meritage Homes Corp.:
7.15%, 04/15/20		70	72,100
5.13%, 06/06/27		279	283,185
PulteGroup, Inc.:
6.38%, 05/15/33		414	441,427
6.00%, 02/15/35		244	250,100
Taylor Morrison Communities, Inc.,
5.88%, 06/15/27(b)		395	401,913
Tempur Sealy International, Inc.,
5.50%, 06/15/26		14	14,525
TRI Pointe Group, Inc.:
4.88%, 07/01/21		115	117,300
5.88%, 06/15/24		123	126,961
5.25%, 06/01/27		129	124,162
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		231	242,550
6.88%, 08/15/23		540	562,950

			4,340,733

Household Products — 0.1%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		82	84,255
7.75%, 01/15/27		386	417,779
Spectrum Brands, Inc., 5.75%, 07/15/25		66	68,558

			570,592

Independent Power and Renewable Electricity Producers — 2.1%
AES Corp.:
4.50%, 03/15/23		37	38,018
4.88%, 05/15/23		304	309,332
5.50%, 04/15/25		2	2,077
6.00%, 05/15/26		50	53,000
Calpine Corp.:
5.38%, 01/15/23		1,631	1,649,936
5.88%, 01/15/24(b)		490	501,025
5.50%, 02/01/24		100	99,000
5.75%, 01/15/25		537	532,972
5.25%, 06/01/26(b)		1,349	1,372,608
Clearway Energy Operating LLC:
5.38%, 08/15/24		364	370,370
5.75%, 10/15/25(b)		437	443,555
NRG Energy, Inc.:
3.75%, 06/15/24(b)		224	230,128
6.63%, 01/15/27		1,582	1,718,447
5.75%, 01/15/28		549	588,803
4.45%, 06/15/29(b)		502	522,323
5.25%, 06/15/29(b)		888	947,940
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		519	526,785

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Talen Energy Supply LLC:
6.50%, 06/01/25	USD	78	$65,325
10.50%, 01/15/26(b)		72	71,820
7.25%, 05/15/27(b)		365	374,125
6.63%, 01/15/28(b)		280	278,250

			10,695,839

Insurance — 1.0%
Acrisure LLC, 8.13%, 02/15/24(b)		167	172,427
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		1,946	1,994,066
AmWINS Group, Inc., 7.75%, 07/01/26(b)		206	213,210
Ardonagh Midco 3 plc, 8.63%, 07/15/23(b)		252	236,880
CNO Financial Group, Inc., 5.25%, 05/30/29 .		526	569,395
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		323	324,615
HUB International Ltd., 7.00%, 05/01/26(b)		1,366	1,384,783

			4,895,376

Interactive Media & Services — 0.0%(b)
Match Group, Inc., 5.63%, 02/15/29		34	35,870
Rackspace Hosting, Inc., 8.63%, 11/15/24		221	202,767

			238,637

Internet & Direct Marketing Retail — 0.1%(b)
Go Daddy Operating Co. LLC, 5.25%, 12/01/27		453	468,855
GrubHub Holdings, Inc., 5.50%, 07/01/27		207	212,459

			681,314

IT Services — 1.6%
Alliance Data Systems Corp., 5.88%, 11/01/21(b)		162	166,763
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		2,104	1,825,220
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b) .		505	512,575
Fiserv, Inc.:
3.50%, 07/01/29		620	637,288
4.40%, 07/01/49		165	173,592
Gartner, Inc., 5.13%, 04/01/25(b)		594	610,632
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		516	531,480
WEX, Inc., 4.75%, 02/01/23(b)		301	302,505
Zayo Group LLC:
6.00%, 04/01/23		690	705,525
6.38%, 05/15/25		115	117,294
5.75%, 01/15/27(b)		2,508	2,555,351

			8,138,225

Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(b)		1,026	1,055,497

Life Sciences Tools & Services — 1.1%(b)
Avantor, Inc.:
6.00%, 10/01/24		2,742	2,917,488
9.00%, 10/01/25		1,819	2,028,185
Charles River Laboratories International, Inc.,
5.50%, 04/01/26		466	490,372

			5,436,045

Machinery — 1.3%(b)
Amsted Industries, Inc., 5.63%, 07/01/27		234	243,945
Colfax Corp.:
6.00%, 02/15/24		669	707,467
6.38%, 02/15/26		659	706,778
Grinding Media, Inc., 7.38%, 12/15/23		403	385,873
Manitowoc Co., Inc. (The), 9.00%, 04/01/26		214	214,000
Mueller Water Products, Inc., 5.50%, 06/15/26		476	492,065
Navistar International Corp., 6.63%, 11/01/25		644	674,590
RBS Global, Inc., 4.88%, 12/15/25		815	825,187
SPX FLOW, Inc., 5.63%, 08/15/24		374	389,895
Stevens Holding Co., Inc., 6.13%, 10/01/26		211	222,341
Terex Corp., 5.63%, 02/01/25		661	670,915

Security		Par (000)	Value

Machinery (continued)
Titan Acquisition Ltd., 7.75%, 04/15/26	USD	1,045	$940,500
Wabash National Corp., 5.50%, 10/01/25		386	365,735

			6,839,291

Media — 7.3%
Altice Financing SA(b):
6.63%, 02/15/23		1,073	1,099,825
7.50%, 05/15/26		843	847,299
Altice Luxembourg SA(b):
7.75%, 05/15/22		320	325,200
7.63%, 02/15/25		1,213	1,140,978
10.50%, 05/15/27		742	762,405
AMC Networks, Inc.:
4.75%, 12/15/22		222	224,789
5.00%, 04/01/24		19	19,546
4.75%, 08/01/25		903	912,030
Charter Communications Operating LLC, 4.91%, 07/23/25		10	10,856
Clear Channel International BV, 8.75%, 12/15/20(b)		947	968,308
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		3,988	4,066,761
9.25%, 02/15/24(b)		3,361	3,646,685
CSC Holdings LLC:
5.13%, 12/15/21(b)		327	327,000
5.38%, 07/15/23(b)		1,248	1,282,320
5.25%, 06/01/24		904	939,030
7.75%, 07/15/25(b)		636	688,088
6.63%, 10/15/25(b)		390	417,300
10.88%, 10/15/25(b)		1,771	2,030,009
5.50%, 05/15/26(b)		966	1,013,044
5.38%, 02/01/28(b)		200	207,750
6.50%, 02/01/29(b)		1,676	1,828,935
Cumulus Media New Holdings, Inc., 6.75%, 07/01/26(b)		321	320,133
DISH DBS Corp.:
6.75%, 06/01/21		519	544,301
5.88%, 07/15/22		1,571	1,594,565
5.00%, 03/15/23		273	263,786
5.88%, 11/15/24		331	313,209
Entercom Media Corp.(b):
7.25%, 11/01/24		18	18,968
6.50%, 05/01/27		212	220,480
GCI LLC, 6.63%, 06/15/24(b)		228	238,898
Gray Television, Inc.(b):
5.13%, 10/15/24		37	37,694
7.00%, 05/15/27		515	558,775
iHeartCommunications, Inc., 6.38%, 05/01/26		256	271,194
MDC Partners, Inc., 6.50%, 05/01/24(b)		390	358,394
Meredith Corp., 6.88%, 02/01/26		265	281,199
Midcontinent Communications, 6.88%, 08/15/23(b)		392	406,700
Nexstar Escrow, Inc., 5.63%, 07/15/27(b)		318	325,553
Outfront Media Capital LLC:
5.88%, 03/15/25		195	201,581
5.00%, 08/15/27(b)		1,046	1,070,790
Radiate Holdco LLC(b):
6.88%, 02/15/23		90	90,000
6.63%, 02/15/25		185	178,988
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24		391	400,103
5.38%, 04/15/25		37	38,156
5.38%, 07/15/26		19	19,689
5.00%, 08/01/27		1,225	1,246,315
5.50%, 07/01/29		576	590,515

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	79	$80,975
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		1,000	1,015,000
Univision Communications, Inc., 5.13%, 05/15/23(b)		456	445,740
UPCB Finance IV Ltd., 5.38%, 01/15/25(b)		202	207,618
Videotron Ltd., 5.13%, 04/15/27(b)		429	447,769
WMG Acquisition Corp., 5.50%, 04/15/26(b)		182	187,897
Ziggo Bond Co. BV(b):
5.88%, 01/15/25		956	965,962
6.00%, 01/15/27		415	416,037
Ziggo BV, 5.50%, 01/15/27(b)		825	839,198

			36,954,340

Metals & Mining — 3.0%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(b)		200	209,000
Big River Steel LLC, 7.25%, 09/01/25(b)		412	432,827
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		261	264,915
Constellium NV(b):
5.75%, 05/15/24		1,958	2,006,950
6.63%, 03/01/25		1,343	1,396,720
5.88%, 02/15/26		728	748,020
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		995	998,731
3.88%, 03/15/23		1,630	1,630,000
4.55%, 11/14/24		803	820,867
5.45%, 03/15/43		2,755	2,520,825
Kaiser Aluminum Corp., 5.88%, 05/15/24		173	179,920
Mineral Resources Ltd., 8.13%, 05/01/27(b)		428	445,655
Novelis Corp.(b):
6.25%, 08/15/24		1,613	1,691,166
5.88%, 09/30/26		855	865,687
Steel Dynamics, Inc.:
5.25%, 04/15/23		333	338,828
4.13%, 09/15/25		257	255,715
5.00%, 12/15/26		64	66,720
SunCoke Energy Partners LP,
7.50%, 06/15/25(b)		137	133,746

			15,006,292

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21		255	262,013

Oil, Gas & Consumable Fuels — 9.0%
Aker BP ASA, 4.75%, 06/15/24(b)		338	348,377
Antero Midstream Partners LP, 5.38%, 09/15/24		200	198,750
Antero Resources Corp.:
5.13%, 12/01/22		62	59,520
5.63%, 06/01/23		191	184,353
Ascent Resources Utica Holdings LLC(b):
10.00%, 04/01/22		476	503,917
7.00%, 11/01/26		167	152,388
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		161	156,170
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		298	280,120
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		151	126,840
Callon Petroleum Co.:
6.13%, 10/01/24		403	407,030
6.38%, 07/01/26		384	387,840
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		231	222,915
8.25%, 07/15/25		400	394,000
Centennial Resource Production LLC,
6.88%, 04/01/27(b)		228	230,280
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		238	147,560

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	USD	1,034	$1,189,203
5.88%, 03/31/25		936	1,042,470
5.13%, 06/30/27		1,186	1,288,293
Cheniere Energy Partners LP,
5.63%, 10/01/26(b)		782	825,010
Chesapeake Energy Corp.:
6.63%, 08/15/20		389	391,917
4.88%, 04/15/22		267	252,315
5.75%, 03/15/23		141	132,188
7.00%, 10/01/24		308	276,430
8.00%, 01/15/25		382	354,305
8.00%, 03/15/26(b)		272	246,840
8.00%, 06/15/27		541	476,756
CNX Resources Corp., 5.88%, 04/15/22		2,052	1,990,440
Comstock Resources, Inc., 9.75%, 08/15/26		283	217,202
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		1,295	1,401,838
Covey Park Energy LLC, 7.50%, 05/15/25(b)		255	183,600
Crestwood Midstream Partners LP:
6.25%, 04/01/23		238	242,760
5.63%, 05/01/27(b)		385	384,038
CrownRock LP, 5.63%, 10/15/25(b)		1,653	1,657,133
DCP Midstream Operating LP:
5.38%, 07/15/25		246	259,223
5.13%, 05/15/29		422	433,605
6.45%, 11/03/36(b)		269	282,450
6.75%, 09/15/37(b)		706	758,950
Denbury Resources, Inc., 9.25%, 03/31/22(b)		720	675,000
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		887	919,154
5.75%, 01/30/28		525	552,562
EnLink Midstream LLC, 5.38%, 06/01/29		121	124,025
EnLink Midstream Partners LP:
4.40%, 04/01/24		498	503,593
4.15%, 06/01/25		38	37,240
4.85%, 07/15/26		86	86,645
5.60%, 04/01/44		411	377,092
5.05%, 04/01/45		460	384,100
5.45%, 06/01/47		369	315,495
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		948	810,540
5.63%, 02/01/26		426	343,995
Genesis Energy LP:
6.00%, 05/15/23		130	129,025
5.63%, 06/15/24		129	124,162
6.50%, 10/01/25		127	124,143
6.25%, 05/15/26		202	194,930
Great Western Petroleum LLC,
9.00%, 09/30/21(b)		726	589,875
Gulfport Energy Corp.:
6.63%, 05/01/23		200	172,000
6.00%, 10/15/24		56	43,260
6.38%, 01/15/26		207	156,803
Hess Infrastructure Partners LP,
5.63%, 02/15/26(b)		332	341,545
Indigo Natural Resources LLC,
6.88%, 02/15/26(b)		423	379,642
Magnolia Oil & Gas Operating LLC,
6.00%, 08/01/26(b)		69	70,380
Matador Resources Co., 5.88%, 09/15/26		541	546,410
MEG Energy Corp.(b):
6.38%, 01/30/23		163	155,257
6.50%, 01/15/25		1,212	1,218,060

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.:
5.75%, 08/15/25	USD	281	$291,228
7.05%, 05/01/29		24	26,100
5.63%, 12/01/42		260	232,700
NGPL PipeCo LLC(b):
4.88%, 08/15/27		921	975,109
7.77%, 12/15/37		661	839,470
Northern Oil and Gas, Inc., 8.50%, (8.50% Cash or 1.00% PIK), 05/15/23(f)		598	617,915
NuStar Logistics LP, 6.00%, 06/01/26		245	253,575
Oasis Petroleum, Inc.:
6.88%, 03/15/22		16	15,960
6.88%, 01/15/23		2	2,000
6.25%, 05/01/26(b)		100	96,750
Parkland Fuel Corp., 5.88%, 07/15/27(b)		338	343,391
Parsley Energy LLC(b):
6.25%, 06/01/24		120	124,800
5.38%, 01/15/25		926	949,150
5.25%, 08/15/25		395	400,925
PBF Holding Co. LLC, 7.25%, 06/15/25		301	315,297
PDC Energy, Inc.:
1.13%, 09/15/21(h)		32	29,970
6.13%, 09/15/24		31	31,000
5.75%, 05/15/26		241	236,782
QEP Resources, Inc.:
5.38%, 10/01/22		782	760,495
5.25%, 05/01/23		98	94,325
5.63%, 03/01/26		543	510,420
Range Resources Corp.:
5.88%, 07/01/22		40	39,600
5.00%, 08/15/22		167	158,441
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		31	31,426
5.38%, 09/30/25		137	131,863
SM Energy Co.:
6.13%, 11/15/22		460	456,550
5.00%, 01/15/24		180	165,150
5.63%, 06/01/25		88	80,080
6.75%, 09/15/26		114	106,875
Southwestern Energy Co.:
6.20%, 01/23/25		260	237,250
7.50%, 04/01/26		26	24,632
7.75%, 10/01/27		262	250,865
Sunoco LP:
4.88%, 01/15/23		411	419,734
5.50%, 02/15/26		168	174,930
6.00%, 04/15/27(b)		63	66,150
5.88%, 03/15/28		185	191,706
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		42	42,578
5.50%, 09/15/24		612	631,890
5.50%, 01/15/28		1,695	1,714,069
Targa Resources Partners LP:
5.13%, 02/01/25		213	219,922
5.88%, 04/15/26		513	543,780
5.38%, 02/01/27		251	259,785
6.50%, 07/15/27(b)		759	828,259
5.00%, 01/15/28		680	681,700
6.88%, 01/15/29(b)		1,249	1,384,754
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		277	276,654
6.63%, 06/15/25(i)		75	78,750
5.00%, 01/31/28		639	641,396
Whiting Petroleum Corp., 6.63%, 01/15/26		122	117,654

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.:
8.25%, 08/01/23	USD	420	$478,800
5.25%, 09/15/24		220	225,775
5.75%, 06/01/26		213	221,254

			45,491,593

Paper & Forest Products — 0.1%
Mercer International, Inc.:
6.50%, 02/01/24		167	172,845
5.50%, 01/15/26		172	171,140
Norbord, Inc., 6.25%, 04/15/23(b)		226	238,712

			582,697

Personal Products — 0.1%(b)
Avon International Capital plc, 6.50%, 08/15/22		172	173,290
Coty, Inc., 6.50%, 04/15/26		156	151,905

			325,195

Pharmaceuticals — 2.5%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		328	366,966
8.50%, 01/31/27		1,728	1,899,971
Bausch Health Cos., Inc.:
5.50%, 03/01/23(b)		471	474,768
4.50%, 05/15/23	EUR	643	740,587
5.88%, 05/15/23(b)	USD	291	294,381
7.00%, 03/15/24(b)		594	631,184
6.13%, 04/15/25(b)		89	90,889
5.50%, 11/01/25(b)		1,690	1,761,825
9.00%, 12/15/25(b)		1,030	1,150,819
5.75%, 08/15/27(b)		566	594,855
7.00%, 01/15/28(b)		791	819,674
7.25%, 05/30/29(b)		887	922,480
Catalent Pharma Solutions, Inc.(b):
4.88%, 01/15/26		662	671,102
5.00%, 07/15/27		406	413,105
Elanco Animal Health, Inc., 4.90%, 08/28/28(b)		438	489,165
Mallinckrodt International Finance SA, 5.75%, 08/01/22(b)		205	176,300
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	.	1,383	1,358,798

			12,856,869

Professional Services — 0.7%(b)
Dun & Bradstreet Corp. (The), 6.88%, 08/15/26		1,368	1,444,950
Jaguar Holding Co. II, 6.38%, 08/01/23		2,256	2,334,960

			3,779,910

Real Estate Management & Development — 0.2%
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		203	204,019
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		278	283,560
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		363	375,051
Newmark Group, Inc., 6.13%, 11/15/23		152	160,834

			1,023,464

Road & Rail — 0.5%
Algeco Global Finance plc:
6.50%, 02/15/23	EUR	200	237,301
8.00%, 02/15/23(b)	USD	566	572,368
Avis Budget Car Rental LLC, 5.75%, 07/15/27(b)		497	500,727
Herc Rentals, Inc., 7.50%, 06/01/22(b)		3	3,116
Hertz Corp. (The), 7.63%, 06/01/22(b)		762	791,527
Uber Technologies, Inc., 7.50%, 11/01/23(b)		442	468,520

			2,573,559

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		79	89,270
Entegris, Inc., 4.63%, 02/10/26(b)		251	252,883
Qorvo, Inc., 5.50%, 07/15/26		538	569,365

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)	USD	400	$425,000
Versum Materials, Inc., 5.50%, 09/30/24(b)		225	241,031

			1,577,549

Software — 4.4%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		1,071	1,116,839
CDK Global, Inc.:
4.88%, 06/01/27		1,141	1,180,068
5.25%, 05/15/29(b)		215	222,794
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		875	888,125
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		1,929	2,095,376
Infor US, Inc., 6.50%, 05/15/22		3,946	4,015,450
Informatica LLC, 7.13%, 07/15/23(b)		1,233	1,254,787
Nuance Communications, Inc.:
6.00%, 07/01/24		73	75,555
5.63%, 12/15/26		588	613,166
PTC, Inc., 6.00%, 05/15/24		209	218,927
RP Crown Parent LLC, 7.38%, 10/15/24(b)		1,036	1,080,030
Solera LLC, 10.50%, 03/01/24(b)		3,619	3,913,044
Sophia LP, 9.00%, 09/30/23(b)		215	221,719
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		2,882	2,990,075
Symantec Corp., 5.00%, 04/15/25(b)		666	682,752
TIBCO Software, Inc., 11.38%, 12/01/21(b)		1,528	1,623,500
Veritas US, Inc., 7.50%, 02/01/23(b)		200	187,000

			22,379,207

Specialty Retail — 1.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		863	893,205
Carvana Co., 8.88%, 10/01/23(b)		68	68,697
eG Global Finance plc, 6.75%, 02/07/25(b)		620	615,164
Group 1 Automotive, Inc.:
5.00%, 06/01/22		124	125,550
5.25%, 12/15/23(b)		45	46,069
L Brands, Inc.:
6.88%, 11/01/35		654	581,641
6.75%, 07/01/36		119	102,340
Penske Automotive Group, Inc., 5.50%, 05/15/26		170	177,225
PetSmart, Inc., 5.88%, 06/01/25(b)		1,052	1,020,440
SRS Distribution, Inc., 8.25%, 07/01/26(b)		215	209,088
Staples, Inc.(b):
7.50%, 04/15/26		1,791	1,780,451
10.75%, 04/15/27		289	287,555

			5,907,425

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, 7.13%, 06/15/24(b)		1,129	1,191,917
Western Digital Corp., 4.75%, 02/15/26		929	911,395
Xerox Corp.:
4.80%, 03/01/35		549	475,571
6.75%, 12/15/39		31	30,881

			2,609,764

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co. (The), 5.63%, 03/15/27(b)		241	252,448

Thrifts & Mortgage Finance — 0.3%(b)
Ladder Capital Finance Holdings LLLP,
5.25%, 10/01/25		522	523,305
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		510	520,200
9.13%, 07/15/26		477	484,155

			1,527,660

Security		Par (000)	Value

Trading Companies & Distributors — 1.4%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)	USD	27	$26,730
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		247	229,093
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		113	117,379
6.50%, 10/01/25		114	117,420
HD Supply, Inc., 5.38%, 10/15/26(b)		2,677	2,824,235
Herc Holdings, Inc., 5.50%, 07/15/27(b)		874	879,462
United Rentals North America, Inc.:
5.50%, 07/15/25		603	627,874
4.63%, 10/15/25		585	594,506
5.88%, 09/15/26		379	403,635
6.50%, 12/15/26		187	202,427
5.50%, 05/15/27		649	683,072
5.25%, 01/15/30		373	383,258

			7,089,091

Wireless Telecommunication Services — 2.0%
Digicel Group Two Ltd., 8.25%, 09/30/22(b)		397	84,983
Digicel International Finance Ltd., 8.75%, 05/25/24(b)		410	387,450
Digicel Ltd., 6.00%, 04/15/21(b)		338	252,655
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		353	363,149
Hughes Satellite Systems Corp., 5.25%, 08/01/26		248	254,820
Sprint Corp.:
7.88%, 09/15/23		993	1,078,646
7.13%, 06/15/24		2,902	3,076,991
7.63%, 02/15/25		836	890,340
7.63%, 03/01/26		1,121	1,194,986
T-Mobile USA, Inc.:
4.00%, 04/15/22		239	244,378
6.38%, 03/01/25		41	42,579
6.50%, 01/15/26		441	476,747
4.50%, 02/01/26		543	555,896
4.75%, 02/01/28		818	841,599
Xplornet Communications, Inc., 9.63%, (9.63%
Cash or 10.63% PIK), 06/01/22(b)(f)		205	209,466

			9,954,685

Total Corporate Bonds — 82.9% (Cost: $412,777,662)			420,101,438

Floating Rate Loan Interests — 8.3%(j)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.75%), 6.16%, 11/30/25(g)		80	80,098
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.56%, 11/28/21		209	203,870

			283,968

Auto Components — 0.2%
Panther BF Aggregator 2 LP, Term Loan B, 03/18/26(k)		974	966,237

Capital Markets — 0.2%
Jefferies Finance LLC, Term Loan, 06/03/26(k)		293	292,121
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, 7.54%, 03/18/26		797	748,005

			1,040,126

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals — 0.4%
Alpha 3 BV, Term Loan, 01/31/24(k)	USD	854	$833,879
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.65%, 08/12/22		515	514,286
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 9.27%, 03/30/26		74	72,275
Momentive Performance Materials, Inc., 1st Lien Term Loan B, 05/15/24(k)		192	189,674
Starfruit Finco BV, Term Loan, 10/01/25(k)		257	252,754

			1,862,868

Commercial Services & Supplies — 0.5%
Brand Energy & Infrastructure Services, Inc., Term Loan, 6.58% - 6.84%, 06/21/24		1,882	1,816,641
GFL Environmental, Inc., Term Loan B, 05/30/25(k)		646	635,360

			2,452,001

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, 05/23/25(k)		476	455,770

Containers & Packaging — 0.1%
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.85%, 04/03/24		255	246,304
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.90%, 05/16/24		130	129,415

			375,719

Diversified Consumer Services — 0.0%
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.15%, 05/06/24		196	180,437

Diversified Financial Services — 0.0%
LTI Holdings, Inc., Term Loan, 5.90%, 09/06/25		74	69,940

Diversified Telecommunication Services — 0.2%
Altice France SA, Term Loan, (LIBOR USD 1
Month + 4.00%), 6.39%, 08/14/26		292	285,167
CenturyLink, Inc., Term Loan, 5.15%, 01/31/25		816	795,948

			1,081,115

Energy Equipment & Services — 0.7%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.40%, 05/12/25		2,419	2,377,285
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.15%, 11/08/22		1,007	946,580
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 3.86%, 07/13/20		272	271,764

			3,595,629

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.73%, 05/24/25		97	94,164

Food Products — 0.0%
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.90%, 10/10/23		68	67,206

Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, 06/30/25(k)		227	227,391

Security		Par (000)	Value

Health Care Equipment & Supplies — 0.5%
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.33%, 06/15/21	USD	1,241	$1,236,082
Sterigenics-Nordion Holdings LLC, Term Loan, 5.40%, 05/15/22		1,112	1,095,662

			2,331,744

Health Care Providers & Services — 0.6%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.90%, 06/30/25		232	232,239
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.96%, 07/25/23(g)		328	329,638
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.19%, 10/10/25		1,342	1,182,641
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 11.50%, 07/02/26		91	92,010
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.19%, 07/02/25		410	409,789
HC Group Holdings III, Inc., 1st Lien Term Loan B, 04/07/22(g)(k)		92	91,655
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.15%, 04/29/22		325	320,550
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.15%, 02/06/24		176	155,586

			2,814,108

Health Care Technology — 0.3%
Athenahealth, Inc., Term Loan B, 02/05/26(k)		1,375	1,370,520

Hotels, Restaurants & Leisure — 0.2%
Stars Group Holdings BV, Term Loan, 07/10/25(k)		988	987,835

Industrial Conglomerates — 0.2%
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.58% - 5.69%, 02/21/25		112	108,972
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/23		903	858,204

			967,176

Insurance — 0.3%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.40%, 05/09/25		81	78,754
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.90%, 08/04/25		681	689,941
Sedgwick, 1st Lien Term Loan, 12/31/25(k)		826	813,578

			1,582,273

IT Services — 0.6%
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.15%, 04/28/25		40	40,150
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.16%, 04/29/24		130	127,889
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.65%, 11/29/24		203	193,427
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.65%, 12/01/25		123	118,281
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.83%, 08/01/25		83	68,579

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24	USD	192	$175,663
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.65%, 04/16/25		266	264,486
SS&C Technologies, Inc., 1st Lien Term Loan B5, 04/16/25(k)		46	46,244
Verscend Holding Corp., Term Loan B, 6.90%, 08/27/25		2,087	2,086,078

			3,120,797

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.65%, 08/30/24		123	120,433

Machinery — 0.2%
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.40%, 03/28/25		1,187	1,132,161

Media — 0.6%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.40%, 07/12/24		76	74,447
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.15% , 11/27/23		117	115,585
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24		2,255	2,262,308
(LIBOR USD 1 Month + 4.50%), 6.90% , 01/02/24		388	389,061
Xplornet Communications, Inc., Term Loan,
(LIBOR USD 3 Month + 4.00%), 6.33%, 09/09/21(g)		257	256,574

			3,097,975

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 6 Month + 6.00%), 8.42%, 10/25/23		265	226,748

Oil, Gas & Consumable Fuels — 0.2% BCP
Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 7.15%, 10/22/25		132	125,291
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 10.38%), 12.78%, 12/31/21		532	539,154
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.91%, 11/28/22		322	320,984
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.40%, 03/01/24		193	98,629

			1,084,058

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc., Term Loan, 5.41%, 06/02/25		452	451,925
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.69%, 04/29/24		435	407,302

			859,227

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 7.40%, 02/06/26		438	437,864

Road & Rail — 0.1%
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.41%, 03/14/25		601	600,678

Security		Par (000)	Value

Software — 1.2%
Financial & Risk US Holdings, Inc., Term Loan, 6.15%, 10/01/25	USD	4,951	$4,797,354
Infor US, Inc., Term Loan, 5.08%, 02/01/22		207	206,658
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.83%, 11/01/24		569	587,140
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.65%, 04/16/25		170	168,781
TIBCO Software, Inc., Term Loan, 12/04/20(k)		301	301,283
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, 05/04/26(k)		136	136,520

			6,197,736

Wireless Telecommunication Services — 0.5%
Ligado Networks LLC, Term Loan, (LIBOR USD 3 Month + 12.50%), 14.98%, 12/07/20		660	174,270
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20(f)		2,554	1,883,317
Sprint Communications, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.44%, 02/02/24		354	350,366

			2,407,953

Total Floating Rate Loan Interests — 8.3% (Cost: $43,775,598)			42,091,857

Preferred Securities — 1.8%

Capital Trusts — 1.6%(d)(j)

Banks — 1.6%
Bank of America Corp.:
Series X, 6.25%		558	607,924
Series Z, 6.50%		584	643,860
Series AA, 6.10%		1,605	1,733,400
Series DD, 6.30%		240	267,912
CIT Group, Inc., Series A, 5.80%		295	296,844
JPMorgan Chase & Co.:
Series I, 6.05%		290	289,843
Series V, 5.00%		640	637,952
Series Q, 5.15%		190	192,613
Series S, 6.75%		140	154,732
Series U, 6.13%		99	105,692
Series X, 6.10%		1,356	1,460,846
Wells Fargo & Co., Series U, 5.87%		1,376	1,495,767

			7,887,385

Capital Markets — 0.0%
Goldman Sachs Group, Inc. (The), Series P, 5.00%		207	198,720
Morgan Stanley, Series H, 5.45%		162	161,595

			360,315

Total Capital Trusts — 1.6% (Cost: $8,044,386)			8,247,700

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trust Preferreds — 0.2%

Banks — 0.2%
GMAC Capital Trust I, Series 2, 8.30%, 02/15/40(j)	32,966	$861,402

Total Trust Preferreds — 0.2% (Cost: $862,505)		861,402

Total Preferred Securities — 1.8% (Cost: $8,906,891)		9,109,102

Total Long-Term Investments — 94.0% (Cost: $470,862,211)		476,016,528

Security	Shares	Value

Short-Term Securities — 5.0%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%*	25,187,853	$25,187,853
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.17%	346,089	346,089

Total Short-Term Securities — 5.0% (Cost: $25,533,942)		25,533,942

Total Investments — 99.0% (Cost: $496,396,153)		501,550,470

Other Assets Less Liabilities — 1.0%		5,037,226

Net Assets — 100.0%		$506,587,696

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Perpetual security with no stated maturity date.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Convertible security.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Annualized 7-day yield as of period end.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	21,772,561	3,415,292	25,187,853	$25,187,853	$171,538	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	93,000	USD	117,954	State Street Bank and Trust Co.	07/03/19	$158
USD	6,499,421	EUR	5,696,000	UBS AG	08/06/19	3,271

						3,429

EUR	5,696,000	USD	6,481,478	UBS AG	07/03/19	(4,008)
USD	6,394,094	EUR	5,722,000	HSBC Bank plc	07/03/19	(112,943)
USD	117,120	GBP	93,000	JPMorgan Chase Bank NA	07/03/19	(992)
USD	118,149	GBP	93,000	State Street Bank and Trust Co.	08/06/19	(166)

						(118,109)

Net Unrealized Depreciation						$(114,680)

Centrally Cleared Credit Default Swaps - Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	NR	USD 14,140	$1,095,253	$1,073,015	$22,238

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD 312	$(20,047)	$(21,426)	$1,379
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD 116	(11,495)	199	(11,694)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD 208	(20,611)	1,746	(22,357)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	B+	USD 567	(69,578)	(89,920)	20,342

							$(121,731)	$(109,401)	$(12,330)

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$1,073,015	$—	$22,238	$—
OTC Swaps	1,945	(111,346)	21,721	(34,051)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,429	$—	$—	$3,429
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	22,238	—	—	—	—	22,238
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	23,666	—	—	—	—	23,666

	$—	$45,904	$—	$3,429	$—	$—	$49,333

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	118,109	—	—	118,109
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	145,397	—	—	—	—	145,397

	$—	$145,397	$—	$118,109	$—	$—	$263,506

(a)

Net cumulative unrealized appreciation (depreciation) on centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(392,985)	$—	$58,897	$—	$(334,088)
Forward foreign currency exchange contracts	—	—	—	229,884	—	—	229,884
Swaps	—	84,747	—	—	—	—	84,747

	$—	$84,747	$(392,985)	$229,884	$58,897	$—	$(19,457)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(137,851)	—	(137,851)
Forward foreign currency exchange contracts	—	—	—	(52,186)	—	—	(52,186)
Swaps	—	186,204	—	—	—	—	186,204

	$—	$186,204	$—	$(52,186)	$(137,851)	$—	$(3,833)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,844,570
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	13,315,158
Average amounts sold — in USD	6,604,936
Credit default swaps:
Average notional value — sell protection	8,273,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,429	$118,109
Swaps — Centrally cleared	25,434	—
Swaps — OTC (a)	23,666	145,397

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$52,529	$263,506
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(25,434)	—

Total derivative assets and liabilities subject to an MNA	$27,095	$263,506

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank plc	$23,666	$(23,666)	$—	$—	$—
State Street Bank and Trust Co.	158	(158)	—	—	—
UBS AG	3,271	(3,271)	—	—	—

	$27,095	$(27,095)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank plc	$145,397	$(23,666)	$—	$—	$121,731
HSBC Bank plc	112,943	—	—	—	112,943
JPMorgan Chase Bank NA	992	—	—	—	992
State Street Bank and Trust Co.	166	(158)	—	—	8
UBS AG	4,008	(3,271)	—	—	737

	$263,506	$(27,095)	$—	$—	$236,411

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$4,714,131	$—	$—	$4,714,131
Corporate Bonds:
Aerospace & Defense	—	21,107,686	—	21,107,686
Air Freight & Logistics	—	30,921	—	30,921
Auto Components	—	6,925,052	—	6,925,052
Automobiles	—	258,863	—	258,863
Banks	—	3,231,293	—	3,231,293
Building Products	—	2,847,826	—	2,847,826
Capital Markets	—	690,991	—	690,991

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Chemicals	$—	$9,615,649	$—	$9,615,649
Commercial Services & Supplies	—	10,957,112	—	10,957,112
Communications Equipment	—	4,188,623	—	4,188,623
Construction & Engineering	—	528,477	—	528,477
Consumer Finance	—	9,148,759	—	9,148,759
Containers & Packaging	—	11,514,124	—	11,514,124
Distributors	—	2,299,052	—	2,299,052
Diversified Consumer Services	—	3,441,991	—	3,441,991
Diversified Financial Services	—	5,126,057	—	5,126,057
Diversified Telecommunication Services	—	26,282,454	—	26,282,454
Electric Utilities	—	2,646,646	—	2,646,646
Electrical Equipment	—	1,605,493	—	1,605,493
Electronic Equipment, Instruments & Components	—	437,880	—	437,880
Energy Equipment & Services	—	9,722,662	—	9,722,662
Entertainment	—	3,764,013	—	3,764,013
Equity Real Estate Investment Trusts (REITs)	—	10,543,894	—	10,543,894
Food & Staples Retailing	—	248,525	—	248,525
Food Products	—	6,067,451	—	6,067,451
Gas Utilities	—	677,106	—	677,106
Health Care Equipment & Supplies	—	4,266,695	—	4,266,695
Health Care Providers & Services	—	24,198,703	—	24,198,703
Health Care Technology	—	1,452,810	—	1,452,810
Hotels, Restaurants & Leisure	—	23,229,320	—	23,229,320
Household Durables	—	4,340,733	—	4,340,733
Household Products	—	570,592	—	570,592
Independent Power and Renewable Electricity Producers	—	10,695,839	—	10,695,839
Insurance	—	4,895,376	—	4,895,376
Interactive Media & Services	—	238,637	—	238,637
Internet & Direct Marketing Retail	—	681,314	—	681,314
IT Services	—	8,138,225	—	8,138,225
Leisure Products	—	1,055,497	—	1,055,497
Life Sciences Tools & Services	—	5,436,045	—	5,436,045
Machinery	—	6,839,291	—	6,839,291
Media	—	36,954,340	—	36,954,340
Metals & Mining	—	15,006,292	—	15,006,292
Mortgage Real Estate Investment Trusts (REITs)	—	262,013	—	262,013
Oil, Gas & Consumable Fuels	—	45,491,593	—	45,491,593
Paper & Forest Products	—	582,697	—	582,697
Personal Products	—	325,195	—	325,195
Pharmaceuticals	—	12,856,869	—	12,856,869
Professional Services	—	3,779,910	—	3,779,910
Real Estate Management & Development	—	1,023,464	—	1,023,464
Road & Rail	—	2,573,559	—	2,573,559
Semiconductors & Semiconductor Equipment	—	1,577,549	—	1,577,549
Software	—	22,379,207	—	22,379,207
Specialty Retail	—	5,907,425	—	5,907,425
Technology Hardware, Storage & Peripherals	—	2,609,764	—	2,609,764
Textiles, Apparel & Luxury Goods	—	252,448	—	252,448
Thrifts & Mortgage Finance	—	1,527,660	—	1,527,660
Trading Companies & Distributors	—	7,089,091	—	7,089,091
Wireless Telecommunication Services	—	9,954,685	—	9,954,685
Floating Rate Loan Interests:
Aerospace & Defense	—	203,870	80,098	283,968
Auto Components	—	966,237	—	966,237
Capital Markets	—	1,040,126	—	1,040,126
Chemicals	—	1,862,868	—	1,862,868
Commercial Services & Supplies	—	2,452,001	—	2,452,001
Construction & Engineering	—	455,770	—	455,770
Containers & Packaging	—	375,719	—	375,719
Diversified Consumer Services	—	180,437	—	180,437
Diversified Financial Services	—	69,940	—	69,940
Diversified Telecommunication Services	—	1,081,115	—	1,081,115
Energy Equipment & Services	—	3,595,629	—	3,595,629
Entertainment	—	94,164	—	94,164
Food Products	—	67,206	—	67,206
Gas Utilities	—	227,391	—	227,391

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$—	$2,331,744	$—	$2,331,744
Health Care Providers & Services	—	2,392,815	421,293	2,814,108
Health Care Technology	—	1,370,520	—	1,370,520
Hotels, Restaurants & Leisure	—	987,835	—	987,835
Industrial Conglomerates	—	967,176	—	967,176
Insurance	—	1,582,273	—	1,582,273
IT Services	—	3,120,797	—	3,120,797
Life Sciences Tools & Services	—	120,433	—	120,433
Machinery	—	1,132,161	—	1,132,161
Media	—	2,841,401	256,574	3,097,975
Multiline Retail	—	226,748	—	226,748
Oil, Gas & Consumable Fuels	—	1,084,058	—	1,084,058
Pharmaceuticals	—	859,227	—	859,227
Professional Services	—	437,864	—	437,864
Road & Rail	—	600,678	—	600,678
Software	—	6,197,736	—	6,197,736
Wireless Telecommunication Services	—	2,407,953	—	2,407,953
Preferred Securities:
Banks	861,402	7,887,385	—	8,748,787
Capital Markets	—	360,315	—	360,315
Short-Term Securities	25,533,942	—	—	25,533,942

	$31,109,475	$469,683,030	$757,965	$501,550,470

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$43,959	$—	$43,959
Foreign currency exchange contracts	—	3,429	—	3,429
Liabilities:
Credit contracts	—	(34,051)	—	(34,051)
Foreign currency exchange contracts	—	(118,109)	—	(118,109)

	$—	$(104,772)	$—	$(104,772)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Floating Rate Loan Interests
Investments:
Assets:
Opening balance, as of December 31, 2018	$6,063,675
Transfers into level 3	324,720
Transfers out of level 3	(4,244,643)
Accrued discounts/premiums	406
Net realized loss	(30,765)
Net change in unrealized appreciation(a)(b)	105,173
Purchases	83,513
Sales	(1,544,114)

Closing balance, as of June 30, 2019	$757,965

Net change in unrealized appreciation on investments still held at June 30, 2019(b)	$24,587

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities   (unaudited)

June 30, 2019

BlackRock High Yield V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $471,208,300)	$476,362,617
Investments at value — affiliated (cost — $25,187,853)	25,187,853
Cash	139,720
Cash pledge for centrally cleared swaps	787,000
Foreign currency at value (cost — $31,525)	31,526
Receivables:
Investments sold	8,116,432
Capital shares sold	519,009
Dividends — affiliated	32,295
Dividends — unaffiliated	65
Interest — unaffiliated	7,117,029
Variation margin on centrally cleared swaps	25,434
Swap premiums paid	1,945
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,429
OTC swaps	21,721
Prepaid expenses	6,179

Total assets	518,352,254

LIABILITIES
Payables:
Investments purchased	8,886,488
Capital shares redeemed	25,876
Distribution fees	63,171
Income dividend distributions	1,971,757
Investment advisory fees	188,305
Directors’ and Officer’s fees	6,546
Other affiliates	945
Other accrued expenses	357,964
Swap premiums received	111,346
Unrealized depreciation on:
Forward foreign currency exchange contracts	118,109
OTC swaps	34,051

Total liabilities	11,764,558

NET ASSETS	$506,587,696

NET ASSETS CONSIST OF
Paid-in capital	$513,957,014
Accumulated loss	(7,369,318)

NET ASSETS	$506,587,696

NET ASSET VALUE
Class I — Based on net assets of $170,671,750 and 23,441,070 shares outstanding, 200 million shares authorized, $0.10 par value	$7.28

Class III — Based on net assets of $335,915,946 and 46,163,514 shares outstanding, 100 million shares authorized, $0.10 par value	$7.28

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations   (unaudited)

Six Months Ended June 30, 2019

BlackRock High Yield V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$171,538
Dividends — unaffiliated	51,209
Interest — unaffiliated	14,343,918

Total investment income	14,566,665

EXPENSES
Investment advisory	1,149,593
Distribution — class specific	396,164
Transfer agent — class specific	393,951
Accounting services	75,516
Professional	42,201
Custodian	19,354
Printing	17,803
Directors and Officer	5,696
Transfer agent	2,587
Miscellaneous	14,723

Total expenses	2,117,588
Less:
Fees waived and/or reimbursed by the Manager	(5,320)
Transfer agent fees waived and/or reimbursed — class specific	(262,898)

Total expenses after fees waived and/or reimbursed	1,849,370

Net investment income	12,717,295

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,364,943)
Forward foreign currency exchange contracts	229,884
Foreign currency transactions	(5,028)
Futures contracts	(334,088)
Swaps	84,747

(2,389,428)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	34,226,609
Forward foreign currency exchange contracts	(52,186)
Foreign currency translations	35,751
Futures contracts	(137,851)
Swaps	186,204
Unfunded floating rate loan interests	1,185

34,259,712

Net realized and unrealized gain	31,870,284

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,587,579

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	BlackRock High Yield V.I. Fund
	Six Months Ended
	06/30/19	Year Ended
	(unaudited)	12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,717,295	$24,175,311
Net realized loss	(2,389,428)	(3,228,636)
Net change in unrealized appreciation (depreciation)	34,259,712	(34,525,623)

Net increase (decrease) in net assets resulting from operations	44,587,579	(13,578,948)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	(4,643,789)	(10,593,725)
Class III	(8,156,980)	(14,484,449)

Decrease in net assets resulting from distributions to shareholders	(12,800,769)	(25,078,174)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	45,194,190	22,839,455

NET ASSETS
Total increase (decrease) in net assets	76,981,000	(15,817,667)
Beginning of period	429,606,696	445,424,363

End of period	$506,587,696	$429,606,696

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund
	Class I
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$6.80		$7.39	$7.24	$6.77	$7.44	$7.67

Net investment income(a)	0.19		0.38	0.38	0.37	0.36	0.40
Net realized and unrealized gain (loss)	0.48		(0.57)	0.15	0.48	(0.61)	(0.18)

Net increase (decrease) from investment operations	0.67		(0.19)	0.53	0.85	(0.25)	0.22

Distributions from net investment income(b)	(0.19)		(0.40)	(0.38)	(0.38)	(0.42)	(0.45)

Net asset value, end of period	$7.28		$6.80	$7.39	$7.24	$6.77	$7.44

Total Return(c)
Based on net asset value	9.94	%(d)	(2.79)%	7.48%	12.92%	(3.60)%	2.89%

Ratios to Average Net Assets(e)
Total expenses	0.71	%(f)	0.77%	0.78%	0.80%	0.84%	0.87%

Total expenses after fees waived and/or reimbursed	0.60	%(f)	0.63%	0.67%	0.68%	0.70%	0.73%

Net investment income	5.32	%(f)	5.30%	5.13%	5.29%	4.86%	5.23%

Supplemental Data
Net assets, end of period (000)	$170,672		$185,736	$201,945	$152,835	$127,742	$139,729

Portfolio turnover rate	49%		79%	75%	89%	73%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights (continued) (For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund
	Class III
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$6.80		$7.38	$7.24	$6.76	$7.43	$7.67

Net investment income(a)	0.18		0.36	0.36	0.36	0.34	0.38
Net realized and unrealized gain (loss)	0.48		(0.56)	0.14	0.48	(0.61)	(0.18)

Net increase (decrease) from investment operations	0.66		(0.20)	0.50	0.84	(0.27)	0.20

Distributions from net investment income(b)	(0.18)		(0.38)	(0.36)	(0.36)	(0.40)	(0.44)

Net asset value, end of period	$7.28		$6.80	$7.38	$7.24	$6.76	$7.43

Total Return(c)
Based on net asset value	9.81	%(d)	(2.89)%	7.08%	12.82%	(3.85)%	2.51%

Ratios to Average Net Assets(e)
Total expenses	0.95	%(f)	1.02%	1.03%	1.00%	1.06%	1.07%

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.87%	0.92%	0.92%	0.94%	0.98%

Net investment income	5.13	%(f)	5.05%	4.87%	5.05%	4.63%	4.86%

Supplemental Data
Net assets, end of period (000)	$335,916		$243,871	$243,479	$190,149	$95,139	$51,524

Portfolio turnover rate	49%		79%	75%	89%	73%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board effective January 1, 2019, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted to $460,695,656. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.55%
$250 Million — $500 Million	0.50
$500 Million — $750 Million	0.45
Greater than $750 Million	0.40

For the six months ended June 30, 2019, the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund were approximately $1,072,814,987.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $396,164.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$147,969
Class III	245,982
$393,951

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $5,320.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2019, the Fund reimbursed the Manager $2,616 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 96,197
Class III	$ 166,701
$ 262,898

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). These expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/ or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 331/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $267,321,479 and $231,525,123, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2018, the Fund had a capital loss carryforward available to offset future realized capital gains of $7,387,971, with no expiration date.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Tax cost	$498,450,764

Gross unrealized appreciation	$10,272,163
Gross unrealized depreciation	(7,277,229)

Net unrealized appreciation	$2,994,934

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,620,908	$18,764,893	5,042,504	$36,340,639
Shares issued in reinvestment of distributions	669,892	4,756,573	1,458,219	10,550,832
Shares redeemed	(7,150,982)	(51,068,490)	(6,544,646)	(47,246,857)

Net decrease	(3,860,182)	$(27,547,024)	(43,923)	$(355,386)

Class III
Shares sold	22,922,280	$163,313,373	33,609,633	$243,303,797
Shares issued in reinvestment of distributions	1,118,461	7,957,636	1,977,382	14,290,069
Shares redeemed	(13,746,978)	(98,529,795)	(32,705,712)	(234,399,025)

Net increase	10,293,763	$72,741,214	2,881,303	$23,194,841

Total Net Increase	6,433,581	$45,194,190	2,837,380	$22,839,455

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	35

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

CDX	Credit Default Swap Index

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds II, Inc.

▶	BlackRock Total Return V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund’s overweighting of U.S. investment grade corporate credit was among the leading positive contributors to relative performance, as the asset class benefited from tightening credit spreads (the incremental yield provided by lower quality bonds relative to U.S. Treasuries). An above-benchmark stance with respect to portfolio duration (and corresponding sensitivity to changes in interest rates) also benefited performance as U.S. Treasury yields declined over the period. Allocations to non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations (“CLOs”) also contributed to performance. Finally, a small position in emerging market debt aided relative performance as sentiment with respect to the asset class was supported by the outlook for accommodative Fed policy.

The Fund’s relative value strategies within agency MBS detracted from performance during the period.

Describe recent portfolio activity.

Entering the period, the Fund modestly increased its overweight in duration while rotating exposure into front end of the curve on the view that the shift by the Fed to a dovish monetary policy stance and a near-neutral policy rate were likely to keep U.S. interest rates range-bound in the near-term. After the sharp decline in risk assets in late 2018, the Fund added to its investment grade credit overweight. The investment adviser also added tactically in emerging markets on the view that the Fed had taken upward pressure off the U.S. dollar and allowed for easier local monetary policy in those countries. As interest rates declined in early 2019 and mortgage prepayments accelerated, the Fund shifted to an underweight position in agency MBS while maintaining diversified exposure in securitized assets generally.

Into the second quarter, the investment adviser further increased the Fund’s duration to overweight as a means to manage risk against credit-based exposures in the portfolio, given the Fed’s commitment to easing monetary policy and maintaining the economic expansion. The investment adviser tactically reduced some exposures in U.S. investment grade credit on tight valuations while maintaining a tilt toward owning higher-quality spread assets. Additionally, the Fund added a position in inflation-protected bonds given attractive valuations as the sector underperformed most other assets for the quarter.

Describe portfolio positioning at period end.

The Fund maintained an above-benchmark duration stance at the end of the period on the view that interest rates were likely to remain low or trend lower in the near term. The Fund maintained a constructive stance on high quality spread assets such as investment grade credit, municipal bonds and certain areas within high yield credit. The investment adviser continued to hold a small position in emerging market debt, while maintaining a cautious stance around security selection within the asset class.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Total Return V.I. Fund

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (c)(d)	2.83%	2.63%	6.75%	7.85%	2.85%	5.18%
Class III (c)(d)	2.52	2.42	6.47	7.49	2.52	4.88	(e)
Bloomberg Barclays U.S. Aggregate Bond Index (f)	—	—	6.11	7.87	2.95	3.90

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

(d)

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Total Return V.I. Fund (the “Predecessor Fund”), a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(e)

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense and Fees	Excluding interest expense and Fees		Including interest expense		Excluding interest expense and Fees
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,067.50	$2.67	$2.56	$1,000.00	$1,022.22	$2.61	$1,022.32	$2.51
Class III	1,000.00	1,064.70	4.25	4.15	1,000.00	1,020.68	4.16	1,020.78	4.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for Class I and 0.83% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.50% for Class I and 0.81% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of June 30, 2019 (continued)	BlackRock Total Return V.I. Fund

Portfolio Information as of June 30, 2019

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	34%
Corporate Bonds	29
U.S. Treasury Obligations	16
Asset-Backed Securities	7
Municipal Bonds	5
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	3
Investment Companies	2
Foreign Agency Obligations	—	(b)
Floating Rate Loan Interests	—	(b)
Capital Trusts	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa (c)	55%
AA/Aa	6
A	17
BBB/Baa	16
BB/Ba	1
B	—	(d)
CCC/Caa	—	(d)
CC/Ca	1
C	—	(d)
NR	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments (unaudited) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 8.3%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.74%, 04/25/36(a)	USD	190	$102,791
ACE Securities Corp. Home Equity Loan Trust(a):
Series 2003-OP1, Class A2, (LIBOR USD 1 Month + 0.72%), 3.12%, 12/25/33		122	120,251
Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.53%, 05/25/37		98	27,206
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.70%, 07/15/26(a)(b)		197	197,137
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57		363	372,635
Series 2018-A, Class A, 3.85%, 04/25/58(c)		345	339,471
Series 2018-A, Class B, 0.00%, 04/25/58(c)		82	47,824
Series 2018-B, Class A, 3.75%, 02/26/57(c)		316	315,690
Series 2018-B, Class B, 0.00%, 02/26/57(c)		115	32,169
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)		387	386,091
Series 2018-D, Class B, 0.00%, 08/25/58(c)(d)		110	61,709
Series 2018-E, Class A, 4.38%, 06/25/58(d)		216	218,748
Series 2018-E, Class B, 5.25%, 06/25/58(d)		100	102,993
Series 2018-E, Class C, 0.00%, 06/25/58(c)(d)		98	29,411
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		725	730,890
Series 2018-F, Class B, 5.25%, 11/25/58(c)(d)		111	110,079
Series 2018-F, Class C, 0.00%, 11/25/58(c)		251	121,688
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		691	690,618
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		103	101,156
Series 2018-G, Class C, 5.25%, 06/25/57(c)		227	210,157
Series 2019-A, Class A, 3.75%, 08/25/57(d)		702	705,835
Series 2019-A, Class B, 5.25%, 08/25/57(c)(d)		100	97,960
Series 2019-A, Class C, 0.00%, 08/25/57		185	149,803
Series 2019-B, Class A, 3.75%, 01/25/59(d)		1,147	1,153,213
Series 2019-B, Class B, 5.25%, 01/25/59(d)		117	114,663
Series 2019-B, Class C, 0.00%, 01/25/59(c)		300	216,990
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.67%, 10/21/28(a)(b)		500	499,486
Allegro CLO V Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.24%), 3.84%, 10/16/30(a)(b)		250	250,640
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.51%, 10/18/27		290	289,728
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.85%, 10/18/27		250	245,778
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 4.25%, 10/18/27		250	247,254
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 4.01%, 10/15/28(a)(b)		250	249,918
ALM VIII Ltd., Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 4.09%, 10/15/28(a)(b)		380	379,945
ALM XII Ltd., Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.49%, 04/16/27(a)(b)		250	249,478
ALM XVI Ltd., Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 4.10%, 07/15/27(a)(b)		255	254,178
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.68%, 12/17/36(b)		184	191,695
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.40%, 10/15/28(a)(b)		100	99,945

Security		Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.59%, 04/13/31(a)(b)	USD	310	$307,328
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.63%, 01/28/31		250	248,299
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.43%, 01/28/31		250	243,337
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 4.05%, 01/15/30		500	492,926
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.45%, 01/15/30		250	242,824
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.87%, 07/15/30(a)(b)		250	249,500
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.56%, 10/15/27(a)(b)		750	748,857
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.85%, 10/13/30(a)(b)		250	249,036
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.68%, 04/15/31(a)(b)		500	497,053
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.60%, 04/20/31(a)(b)		500	494,275
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.38%, 12/15/27(a)(b)		130	129,910
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.38%, 08/15/27(a)(b)		250	249,928
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.77%, 10/15/30(a)(b)		250	249,665
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.88%, 05/25/35(a)		52	45,466
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.57%, 07/17/26(a)(b)		185	184,988
Avery Point VI CLO Ltd., Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.07%, 08/05/27(a)(b)		250	248,237
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		10	10,088
Series 2015-2, Class A, 3.34%, 11/15/48		44	44,385
Babson CLO Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.19%), 3.78%, 10/20/30(a)(b)		260	259,141
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25(d)		300	181,200
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.78%, 01/24/29(a)(b)		940	940,286
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 05/28/39		128	118,092
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 02/28/40		171	165,140
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 12/28/40		69	64,956

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30	USD	40	$13,734
Series 2000-A, Class A3, 7.83%, 06/15/30		37	13,183
Series 2000-A, Class A4, 8.29%, 06/15/30		27	10,100
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.79%, 12/15/35(a)(b)		200	200,438
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 2.57%, 05/25/35		82	87,272
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.54%, 03/25/37		48	49,932
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.75%, 04/25/37		197	168,103
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.60%, 01/25/36(a)		5	5,303
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.84%, 10/18/29(a)(b)		250	249,525
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.82%, 01/20/29		310	310,195
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.77%, 10/22/30		500	499,497
Carrington Mortgage Loan Trust(a):
Series 2006-FRE2, Class A2, (LIBOR USD 1 Month + 0.12%), 2.52%, 10/25/36		65	50,549
Series 2006-FRE2, Class A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		130	101,392
Series 2006-FRE2, Class A5, (LIBOR USD 1 Month + 0.08%), 2.48%, 03/25/35		22	16,946
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		83	76,622
Series 2007-RFC1, Class A4, (LIBOR USD 1 Month + 0.22%), 2.62%, 10/25/36		100	68,994
CBAM Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.84%, 07/20/30(a)(b)		250	249,419
C-BASS Trust:
Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36(a)		59	45,611
Series 2007-CB1, Class AF4, 3.57%, 01/25/37(e)		71	31,109
Cedar Funding II CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 3.68%, 06/09/30		250	249,806
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.20%, 06/09/30		250	249,315
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.68%, 10/20/28(a)(b)		430	429,754
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/17/30(a)(b)		510	509,589
CIFC Funding Ltd.(a)(b):
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.81%, 10/18/30		230	229,492
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.72%, 10/17/30		540	539,119
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.02%, 06/25/37(e)		100	97,314
Citigroup Mortgage Loan Trust(a):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 2.60%, 05/25/37		244	179,750
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.67%, 05/25/37		111	82,359

Security		Par (000)	Value

Asset-Backed Securities (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.72%, 11/25/36(a)	USD	100	$88,146
Conseco Finance Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28(d)		52	51,754
Series 1997-6, Class M1, 7.21%, 01/15/29(d)		33	33,996
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		109	96,713
Series 1999-5, Class A5, 7.86%, 03/01/30(d)		45	31,720
Series 1999-5, Class A6, 7.50%, 03/01/30(d)		32	22,017
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 4.89%, 11/15/32(a)		74	72,598
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		57	25,113
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		151	66,726
Series 2000-5, Class A7, 8.20%, 05/01/31		145	83,594
Countrywide Asset-Backed Certificates(a):
Series 2003-BC3, Class A2, (LIBOR USD 1 Month + 0.62%), 3.02%, 09/25/33		108	106,538
Series 2006-S10, Class A3, (LIBOR USD 1 Month + 0.32%), 2.72%, 10/25/36		35	33,276
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 2.62%, 12/25/25		2	2,141
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.43%, 12/25/36(e)		15	13,550
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)		100	102,812
Series 2006-SL1, Class A2, 6.06%, 09/25/36(b)(e)		85	12,502
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.74%, 07/25/37(a)(b)		55	37,591
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 5.69%, 05/25/36(d)		135	133,970
Series 2005-16, Class 2AF3, 5.67%, 05/25/36(d)		27	27,564
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 2.56%, 09/25/46(a)		8	8,249
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.66%, 03/15/34(a)		24	23,196
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, (LIBOR USD 1 Month + 0.90%), 3.30%, 10/25/34(a)		113	112,345
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35		14	15,269
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.69%, 12/15/33		20	19,090
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 2.58%, 05/15/35(c)		10	9,804
Series 2006-RES, Class 5F1A, (LIBOR USD 1 Month + 0.24%), 2.63%, 12/15/35		111	108,286
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.57%, 05/15/35		17	16,696
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.57%, 05/15/36		115	111,510
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.54%, 11/15/36		69	56,808
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		211	221,483

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dorchester Park CLO DAC, Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 4.04%, 04/20/28(a)(b)	USD	250	$247,260
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.72%, 01/15/31(a)(b)		800	799,826
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.50%, 10/15/27(a)(b)		250	249,471
First Franklin Mortgage Loan Trust(a):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 3.45%, 10/25/34		33	30,083
Series 2006-FF16, Class 2A3, (LIBOR USD 1 Month + 0.14%), 2.54%, 12/25/36		737	427,608
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 2.55%, 12/25/36		613	537,814
Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 2.80%, 01/25/36		95	55,652
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.49%, 04/15/27(a)(b)		250	250,093
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.54%, 02/25/37(a)		246	188,837
GE-WMC Asset-Backed Pass-Through Certificates(a):
Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.25%), 2.65%, 12/25/35		18	18,186
Series 2005-2, Class M1, (LIBOR USD 1 Month + 0.44%), 2.84%, 12/25/35		172	101,510
GSAA Home Equity Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		28	9,744
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 2.60%, 01/25/47		29	17,618
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.65%, 02/25/47		40	41,222
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.66%, 07/25/27(a)(b)		430	429,452
Highbridge Loan Management Ltd., Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.57%, 02/05/31(a)(b)		250	247,794
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 05/25/37(a)		90	74,806
Home Equity Mortgage Loan Asset-Backed Trust(a):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 4.43%, 07/25/34		26	25,828
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 2.59%, 04/25/37		70	52,939
Series 2007-B, Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.60%, 07/25/37		120	81,793
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		71	22,085
Home Loan Mortgage Loan Trust, Series 2005- 1, Class A3, (LIBOR USD 1 Month + 0.72%), 3.11%, 04/15/36(a)		24	22,173
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.73%, 10/19/28(a)(b)		250	249,741
Invitation Homes Trust, Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.39%, 07/17/37(a)(b)		127	126,595

Security		Par (000)	Value

Asset-Backed Securities (continued)
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37(b)(e)	USD	46	$45,147
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 2.67%, 05/25/36(a)		100	96,652
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.66%, 01/20/31(a)(b)		280	278,484
LCM XX LP, Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.63%, 10/20/27(a)(b)		250	249,975
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.90%, 03/20/30(a)(b)		250	250,484
Legacy Mortgage Asset Trust(b):
Series 2019-GS2, Class A1, 3.75%, 01/25/59(e)		116	115,964
Series 2019-SL1, Class A, 4.00%, 12/28/54(d)		468	469,690
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(d)		86	90,948
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 12/22/25(b)		495	493,662
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		70	69,496
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.52%, 05/15/28(a)(b)		250	250,000
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 2.58%, 03/25/46		232	185,473
Series 2006-4, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 05/25/36		369	161,792
Series 2006-4, Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.66%, 05/25/36		410	184,551
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.51%, 10/25/36		54	23,087
Series 2006-9, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		331	142,689
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.63%, 10/25/36		123	53,536
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 11/25/36		85	38,030
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.62%, 11/25/36		64	28,867
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.65%, 03/25/32(a)		38	38,911
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.75%, 07/23/29(a)(b)		250	250,027
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.54%, 04/19/30(a)(b)		580	578,003
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.78%, 10/21/30(a)(b)		510	509,038
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.78%, 07/29/30(a)(b)		270	270,075
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.54%, 06/15/28(a)(b)		100	100,000
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.78%, 12/18/30(a)(b)		250	248,777

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Mariner CLO 5 Ltd., Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.11%), 3.69%, 04/25/31(a)(b)	USD	250	$248,364
Mariner CLO LLC, Series 2017-4A, Class A, (LIBOR USD 3 Month + 1.21%), 3.80%, 10/26/29(a)(b)		250	249,391
MASTR Asset-Backed Securities Trust, Series 2006-HE2, Class A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 06/25/36(a)		205	115,278
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.66%, 06/25/46(a)(b)		18	16,754
Merrill Lynch Mortgage Investors Trust(a):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 2.66%, 08/25/37		37	17,360
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 2.49%, 06/25/37		28	8,225
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 3.00%, 12/25/34		155	155,216
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 3.27%, 09/25/35		133	70,353
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 2.53%, 11/25/36		461	275,365
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/20/30(a)(b)		250	248,905
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.49%, 10/28/27(a)(b)		270	269,566
Navient Private Education Loan Trust(a)(b):
Series 2014-AA, Class A2B, (LIBOR USD 1 Month + 1.25%), 3.64%, 02/15/29		317	321,369
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.14%, 10/17/44		200	201,255
Neuberger Berman Loan Advisers CLO Ltd.,
Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.77%, 10/18/30(a)(b)		250	249,956
Oakwood Mortgage Investors, Inc.(d):
Series 2001-D, Class A2, 5.26%, 01/15/19		22	16,060
Series 2001-D, Class A4, 6.93%, 09/15/31		13	10,502
Series 2002-B, Class M1, 7.62%, 06/15/32		79	66,924
OCP CLO Ltd.(a)(b):
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.72%, 10/18/28		216	215,748
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 3.86%, 07/15/30		300	300,154
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.47%, 11/20/30		250	243,461
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.70%, 04/15/26(a)(b)		214	214,024
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.61%, 07/17/30(a)(b)		250	247,027
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.58%, 01/25/31(a)(b)		250	247,271
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.73%, 03/20/25(a)(b)		201	200,536
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.50%, 10/18/26(a)(b)		160	160,280

Security		Par (000)	Value

Asset-Backed Securities (continued)
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.56%, 05/23/31(a)(b)	USD	225	$223,046
Option One Mortgage Accep Corp. Asset-Backed Certificates, Series 2003-4, Class A2, (LIBOR USD 1 Month + 0.64%), 3.04%, 07/25/33(a)		174	172,479
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.61%, 03/25/37(a)		90	62,014
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		100	96,075
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		261	250,136
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		435	443,011
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.59%, 10/15/37(a)(b)(c)		80	78,517
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		70	66,904
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.59%, 01/22/29(a)(b)		320	319,889
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/22/30(a)(b)		390	388,819
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.30%, 01/15/29(a)(b)		250	248,530
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.72%, 01/17/31		250	248,760
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.63%, 04/18/31		250	247,724
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.70%, 07/16/31		420	417,324
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.75%, 11/14/29		280	279,344
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.23%, 11/14/29		300	298,428
Progress Residential Trust(b):
Series 2015-SFR3, Class A, 3.07%, 11/12/32		198	197,862
Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	100,312
Series 2018-SFR1, Class F, 4.78%, 03/17/35		100	101,988
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(e)		33	33,480
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.81%, 10/15/30(a)(b)		500	500,434
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.10%), 3.68%, 07/25/31(a)(b)		250	247,957
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.67%, 07/20/28(a)(b)		330	329,400
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.37%), 3.97%, 04/15/29		250	249,998
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.40%, 04/15/29		250	249,541

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.35%, 10/15/29	USD	250	$248,774
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.90%, 10/15/29		250	246,897
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.78%, 10/20/30		250	249,717
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.62%, 04/20/31(a)(b)		250	247,169
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.69%, 01/15/30(a)(b)		1,250	1,241,122
Securitized Asset-Backed Receivables LLC Trust(a):
Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.59%, 11/25/36(b)		100	58,334
Series 2006-WM4, Class A2A, (LIBOR USD 1 Month + 0.08%), 2.48%, 11/25/36		48	18,223
Series 2006-WM4, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.56%, 11/25/36		143	55,416
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 2.61%, 10/25/36(a)		100	81,439
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.83%, 07/20/30(a)(b)		250	249,869
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.74%, 03/15/24(a)		231	230,493
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		100	102,267
Sound Point CLO XIV Ltd., Series 2016-3A, Class A, (LIBOR USD 3 Month + 1.53%), 4.12%, 01/23/29(a)(b)		260	259,975
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.39%), 3.98%, 01/23/29(a)(b)		250	249,921
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.88%, 04/15/32(a)(b)		800	800,351
Soundview Home Loan Trust, Series 2004- WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 3.20%, 01/25/35(a)		2	1,909
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.70%, 01/25/35(a)		105	103,670
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.63%, 10/15/25(a)(b)		208	207,876
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.73%, 11/18/30(a)(b)		250	250,120
Towd Point Mortgage Trust(b):
Series 2019-HY2, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 05/25/58(a)		93	94,015
Series 2019-SJ2, Class A2, 4.25%, 11/25/58(d)		140	144,203
Series 2019-SJ2, Class M1, 4.50%, 11/25/58(d)		340	353,404
Tricon American Homes Trust, Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)		100	104,619
Union Pacific Railroad Co. Pass-Through Trust,
Series 2014-1, 3.23%, 05/14/26		94	97,725

Security		Par (000)	Value

Asset-Backed Securities (continued)
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.74%, 10/22/31(a)(b)	USD	100	$99,881
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 3.82%, 10/15/29(a)(b)		315	316,138
Vericrest Opportunity Loan Trust, Series 2019- NPL3, Class A1, 3.97%, 03/25/49(b)(e)		411	414,295
Voya CLO Ltd.(a)(b):
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.73%, 10/15/30		250	249,261
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.17%), 3.81%, 04/15/29		225	225,185
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.53%, 07/25/37(a)(b)		84	78,804
WaMu Asset-Backed Certificates Trust(a):
Series 2007-HE2, Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.65%, 04/25/37		538	283,329
Series 2007-HE2, Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.76%, 04/25/37		34	17,993
Washington Mutual Asset-Backed CertificatesTrust(a):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.58%, 09/25/36		161	75,111
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		174	140,453
Series 2007-HE2, Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.62%, 02/25/37		205	88,809
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 3.91%, 04/20/29(a)(b)		250	249,897
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.80%, 06/25/37(a)(b)		93	39,114
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.74%, 01/22/31(a)(b)		250	248,539

Total Asset-Backed Securities — 8.3% (Cost: $51,205,621)			50,916,740

Corporate Bonds — 33.0%

Aerospace & Defense — 1.5%
Airbus SE, 3.95%, 04/10/47(b)		175	189,544
BAE Systems Holdings, Inc.(b):
3.80%, 10/07/24		65	68,039
3.85%, 12/15/25		215	224,744
4.75%, 10/07/44		8	8,872
Boeing Co. (The):
3.60%, 05/01/34		105	109,484
3.38%, 06/15/46		35	33,470
3.83%, 03/01/59		90	90,148
General Dynamics Corp., 3.75%, 05/15/28		160	175,129
Harris Corp.:
2.70%, 04/27/20		28	28,029
3.83%, 04/27/25		32	33,660
4.40%, 06/15/28		464	506,991
5.05%, 04/27/45		175	205,216
L3 Technologies, Inc.:
3.85%, 06/15/23		670	699,087
3.85%, 12/15/26		265	277,391
4.40%, 06/15/28		40	43,684
Lockheed Martin Corp.:
2.90%, 03/01/25		60	61,693

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
3.55%, 01/15/26	USD	44	$46,764
3.60%, 03/01/35		680	709,081
4.50%, 05/15/36		18	20,653
4.07%, 12/15/42		519	574,189
3.80%, 03/01/45		48	51,091
Northrop Grumman Corp.:
2.93%, 01/15/25		1,110	1,130,531
3.25%, 01/15/28		481	493,760
4.75%, 06/01/43		46	53,181
3.85%, 04/15/45		100	103,055
4.03%, 10/15/47		65	69,339
Raytheon Co.:
7.20%, 08/15/27		81	106,030
7.00%, 11/01/28		360	469,071
4.70%, 12/15/41		85	99,074
4.20%, 12/15/44		65	71,423
Rockwell Collins, Inc., 3.20%, 03/15/24		93	95,754
Textron, Inc.:
3.65%, 03/15/27		130	133,153
3.90%, 09/17/29		225	234,629
United Technologies Corp.:
1.95%, 11/01/21		598	593,185
4.13%, 11/16/28		540	593,245
5.40%, 05/01/35		95	114,894
6.13%, 07/15/38		225	298,406
5.70%, 04/15/40		5	6,343
4.50%, 06/01/42		306	346,192
4.15%, 05/15/45		30	32,225
3.75%, 11/01/46		33	33,640

			9,234,089

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.30%, 03/15/27		26	26,657
3.90%, 02/01/35		48	48,250
3.88%, 08/01/42		623	585,124
United Parcel Service, Inc.:
2.50%, 04/01/23		18	18,194
3.40%, 03/15/29		205	216,724
4.25%, 03/15/49		15	16,455

			911,404

Airlines — 0.5%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		65	67,646
Series 2017-1, Class B, 3.70%, 01/15/26		1	948
Series 2017-1, Class AA, 3.30%, 01/15/30		94	94,265
American Airlines Group, Inc., 4.63%, 03/01/20(b)		103	103,644
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22		4	3,719
Series 2015-1, Class B, 3.70%, 05/01/23		35	35,342
Series 2015-2, Class B, 4.40%, 09/22/23		275	282,050
Series 2016-1, Class B, 5.25%, 01/15/24		200	210,659
Series 2017-1, Class B, 4.95%, 02/15/25		61	63,546
Series 2017-2, Class B, 3.70%, 10/15/25		72	71,629
Series 2016-3, Class B, 3.75%, 10/15/25		3	3,494
Series 2015-2, Class AA, 3.60%, 09/22/27		44	45,180
Series 2016-2, Class AA, 3.20%, 06/15/28		77	77,770
Series 2016-3, Class AA, 3.00%, 10/15/28		198	197,796
Series 2017-1, Class AA, 3.65%, 02/15/29		62	64,365
Series 2017-2, Class AA, 3.35%, 10/15/29		89	89,857
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.25%, 04/11/20		2	1,998
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		215	222,662

Security		Par (000)	Value

Airlines (continued)
Delta Air Lines, Inc., 2.88%, 03/13/20	USD	871	$872,058
Gol Finance, Inc., 7.00%, 01/31/25(b)		141	137,475
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		32	29,242
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		15	15,690
Series 2014-2, Class B, 4.63%, 09/03/22		24	24,224
Series 2016-2, Class B, 3.65%, 10/07/25		13	13,116
Series 2016-1, Class B, 3.65%, 01/07/26		11	11,337
Series 2018-1, Class B, 4.60%, 03/01/26		77	80,225
Series 2015-1, Class AA, 3.45%, 12/01/27		39	40,342
Series 2016-1, Class AA, 3.10%, 07/07/28		13	12,952
Series 2016-2, Class AA, 2.88%, 10/07/28		82	81,140
Series 2018-1, Class AA, 3.50%, 03/01/30		39	40,167
Series 2019-1, Class AA, 4.15%, 08/25/31		125	134,126
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		7	7,410
Series 2013-1, Class B, 5.38%, 11/15/21		26	27,173

			3,163,247

Auto Components — 0.0%
Aptiv plc, 4.25%, 01/15/26		57	59,946

Automobiles — 0.4%
BMW US Capital LLC, 2.80%, 04/11/26(b)		94	94,721
Daimler Finance North America LLC(b):
3.10%, 05/04/20		340	341,810
2.30%, 02/12/21		150	149,418
3.35%, 05/04/21		430	436,049
3.75%, 11/05/21		150	153,825
General Motors Co.:
6.60%, 04/01/36		120	132,840
6.25%, 10/02/43		55	58,548
6.75%, 04/01/46		60	67,717
5.40%, 04/01/48		35	34,212
Hyundai Capital America(b):
2.55%, 04/03/20		786	786,982
3.95%, 02/01/22		305	312,796

			2,568,918

Banks — 7.4%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		275	275,944
Banco Santander SA:
3.85%, 04/12/23		200	207,620
2.71%, 06/27/24		200	200,380
3.31%, 06/27/29		200	201,406
Bank of America Corp.:
2.63%, 10/19/20		175	175,689
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		485	484,471
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		1,835	1,832,780
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		280	285,396
3.30%, 01/11/23		92	94,831
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		370	373,699
4.00%, 04/01/24		115	122,546
4.00%, 01/22/25		71	74,678
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)		205	212,802
Series L, 3.95%, 04/21/25		142	148,897
4.45%, 03/03/26		437	471,367
3.50%, 04/19/26		220	230,380
Series L, 4.18%, 11/25/27		98	103,819

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)	USD	660	$698,642
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(f)		580	605,404
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		955	1,003,420
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		1,480	1,522,914
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(a)		50	53,595
Bank of Montreal:
Series D, 3.10%, 04/13/21		21	21,324
1.90%, 08/27/21		10	9,937
2.90%, 03/26/22		67	68,025
Barclays plc:
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a) 4.95%, 01/10/47		380 200	405,301 211,664
BNP Paribas SA(b):
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(f)		455	481,731
3.50%, 03/01/23		200	205,733
(LIBOR USD 3 Month + 2.24%), 4.70%, 01/10/25(a)		400	429,172
(USD Swap Semi 5 Year + 5.15%), 7.38%(a)(f)		410	455,613
(USD Swap Semi 5 Year + 3.98%), 7.00%(a)(f)		400	427,000
Citibank NA:
(LIBOR USD 3 Month + 0.53%), 3.16%, 02/19/22(a)		365	369,569
(LIBOR USD 3 Month + 0.60%), 2.84%, 05/20/22(a)		455	458,472
3.65%, 01/23/24		1,015	1,068,686
Citigroup, Inc.:
2.50%, 07/29/19		453	453,046
2.75%, 04/25/22		2	2,018
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(a)		55	56,814
4.40%, 06/10/25		425	453,579
4.45%, 09/29/27		245	263,964
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		695	735,287
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a)		690	720,092
(LIBOR USD 3 Month + 1.17%), 3.88%, 01/24/39(a)		4	4,152
4.65%, 07/23/48		7	8,145
Citizens Bank NA, 2.25%, 03/02/20		544	543,516
Cooperatieve Rabobank UA, (LIBOR USD 3 Month + 10.87%), 11.00%(a)(b)(f)		830	830,000
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(f)		450	520,418
Danske Bank A/S(b): 5.00%, 01/12/22		400	418,419
5.38%, 01/12/24		400	432,347
Fifth Third Bancorp, 3.65%, 01/25/24		100	105,081
HSBC Holdings plc:
5.10%, 04/05/21		200	208,986
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(f)		380	388,550
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28(a)		660	693,302
(USD Swap Rate 5 Year + 3.61%), 6.50%(a)(f)		270	283,036
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30(a)		200	208,911
HSBC USA, Inc., 2.35%, 03/05/20		655	655,026
ING Groep NV:
3.15%, 03/29/22		230	234,346

Security		Par (000)	Value

Banks (continued)
4.10%, 10/02/23	USD	455	$480,654
3.55%, 04/09/24		400	413,776
JPMorgan Chase & Co.:
2.20%, 10/22/19		370	369,877
2.55%, 03/01/21		305	306,065
4.63%, 05/10/21		187	194,666
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		250	255,491
2.97%, 01/15/23		370	375,370
3.20%, 01/25/23		370	379,676
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)		1,206	1,230,830
2.70%, 05/18/23		85	85,872
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		85	88,126
3.63%, 05/13/24		156	164,331
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		431	452,014
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		766	814,098
4.13%, 12/15/26		75	80,217
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		1,345	1,425,848
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		1,235	1,285,511
(LIBOR USD 3 Month + 0.95%), 3.51%, 01/23/29(a)		53	55,101
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(a)		46	49,621
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		470	513,880
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29(a)		3	3,345
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(a)		15	15,816
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		95	99,581
KeyBank NA, 3.38%, 03/07/23		250	259,120
KeyCorp, 4.15%, 10/29/25		110	119,169
Lloyds Banking Group plc, 3.75%, 01/11/27		310	315,628
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		35	35,787
3.00%, 02/22/22		85	86,332
3.46%, 03/02/23		935	961,271
3.41%, 03/07/24		435	451,465
3.29%, 07/25/27		70	72,310
4.05%, 09/11/28		85	93,213
Mizuho Financial Group, Inc.:
2.27%, 09/13/21		200	199,354
2.95%, 02/28/22		1,183	1,196,586
Nordea Bank Abp(b):
2.13%, 05/29/20		310	309,337
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(f)		310	327,050
Royal Bank of Scotland Group plc(a):
(LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23		200	202,228
(LIBOR USD 3 Month + 1.91%), 5.08%, 01/27/30		200	216,987
Santander UK Group Holdings plc, 2.88%, 08/05/21		635	635,362
Santander UK plc, 5.00%, 11/07/23(b)		550	580,056

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Standard Chartered plc(a)(b):
(LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/23	USD	345	$355,944
(LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/25		325	331,800
Sumitomo Mitsui Trust Bank Ltd., 1.95%, 09/19/19(b)		555	554,373
SunTrust Banks, Inc., 2.80%, 05/17/22		185	187,356
Svenska Handelsbanken AB, 2.40%, 10/01/20		250	250,305
Toronto-Dominion Bank (The):
1.80%, 07/13/21		166	164,787
3.50%, 07/19/23		116	121,698
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20		205	206,363
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		510	514,458
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(f)		490	520,537
4.13%, 09/24/25		470	501,616
US Bancorp:
2.95%, 07/15/22		190	194,005
3.10%, 04/27/26		70	71,513
US Bank NA, (LIBOR USD 3 Month + 0.29%),
3.10%, 05/21/21(a)		265	266,868
Washington Mutual Escrow Bonds(c)(g)(h):
0.00%, 11/06/09		300	—
0.00%, 09/19/17		250	—
0.00%, 09/29/17		500	—
Wells Fargo & Co.:
2.60%, 07/22/20		77	77,253
2.55%, 12/07/20		95	95,266
3.00%, 01/22/21		370	373,371
2.50%, 03/04/21		475	476,036
3.50%, 03/08/22		255	262,369
2.63%, 07/22/22		470	473,393
3.75%, 01/24/24		860	904,170
3.00%, 10/23/26		70	70,724
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		625	652,546
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		540	545,161

			45,584,875

Beverages — 0.5%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36		1,185	1,299,910
4.90%, 02/01/46		240	267,223
Anheuser-Busch InBev Worldwide, Inc.:
4.75%, 01/23/29		1,030	1,169,263
3.75%, 07/15/42		30	28,592
Keurig Dr Pepper, Inc.:
3.55%, 05/25/21		95	97,047
4.06%, 05/25/23		140	146,983
PepsiCo, Inc.:
3.45%, 10/06/46		125	128,527
4.00%, 05/02/47		160	180,159

			3,317,704

Biotechnology — 0.5%
AbbVie, Inc.:
2.30%, 05/14/21		112	111,323
4.50%, 05/14/35		570	588,008
4.88%, 11/14/48		50	52,625
Amgen, Inc., 4.40%, 05/01/45		387	411,119
Baxalta, Inc., 5.25%, 06/23/45		36	43,300
Celgene Corp.: 2.75%, 02/15/23		305	307,706

Security		Par (000)	Value

Biotechnology (continued)
3.25%, 02/20/23	USD	575	$589,421
3.63%, 05/15/24		3	3,149
Gilead Sciences, Inc.:
2.55%, 09/01/20		250	250,736
3.50%, 02/01/25		395	414,474
4.60%, 09/01/35		117	131,692
4.00%, 09/01/36		126	132,810
4.80%, 04/01/44		49	55,674

			3,092,037

Building Products — 0.1%
Holcim US Finance SARL & Cie SCS, 5.15%, 09/12/23(b)		240	257,403
Johnson Controls International plc:
4.63%, 07/02/44		80	82,490
5.13%, 09/14/45		7	7,646

			347,539

Capital Markets — 2.0%
ARI Investments LLC, (LIBOR USD 1 Month + 2.90%), 5.32%, 01/06/25(a)(c)		848	848,338
Bank of New York Mellon Corp. (The):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(a)(f)		200	203,152
3.40%, 05/15/24		25	26,126
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(a)		279	290,512
Charles Schwab Corp. (The), 3.20%, 03/02/27		140	144,197
CME Group, Inc.:
3.00%, 09/15/22		2	2,053
3.75%, 06/15/28		10	10,897
Credit Suisse Group AG(a)(b):
(USD Swap Semi 5 Year + 4.60%), 7.50%(f)		500	534,035
(LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/23		610	615,192
(LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24		325	341,027
(USD Swap Semi 5 Year + 4.33%), 7.25%(f)		500	537,500
Deutsche Bank AG:
2.70%, 07/13/20		422	420,210
2.95%, 08/20/20		100	99,279
4.25%, 02/04/21		155	156,370
4.25%, 10/14/21		130	131,791
Goldman Sachs Group, Inc. (The):
2.55%, 10/23/19		750	750,278
2.75%, 09/15/20		65	65,271
5.25%, 07/27/21		14	14,797
2.35%, 11/15/21		498	497,504
5.75%, 01/24/22		30	32,424
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(a)		115	116,237
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(a)		22	22,213
3.75%, 05/22/25		22	23,011
(LIBOR USD 3 Month + 1.17%), 3.69%, 05/15/26(a)		230	226,781
3.50%, 11/16/26		55	56,357
3.85%, 01/26/27		455	475,564
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		545	562,858
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		120	128,701
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		140	144,596
(LIBOR USD 3 Month + 1.43%), 4.41%, 04/23/39(a)		35	37,863

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Intercontinental Exchange, Inc.:
2.75%, 12/01/20	USD	11	$11,071
2.35%, 09/15/22		2	2,002
4.00%, 10/15/23		8	8,509
3.75%, 12/01/25		176	187,987
3.10%, 09/15/27		17	17,430
3.75%, 09/21/28		240	258,711
4.25%, 09/21/48		45	50,198
Morgan Stanley:
2.75%, 05/19/22		710	717,449
3.70%, 10/23/24		210	221,556
6.25%, 08/09/26		283	339,592
3.63%, 01/20/27		965	1,012,802
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		980	1,020,425
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		545	571,782
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.38%, 05/08/32(a)		80	80,683
Nuveen LLC, 4.00%, 11/01/28(b)		110	120,699
State Street Corp.:
(LIBOR USD 3 Month + 0.77%),
3.78%, 12/03/24(a)		70	73,777
2.65%, 05/19/26		152	152,255

			12,362,062

Chemicals — 0.5%
Cydsa SAB de CV, 6.25%, 10/04/27(b)		300	300,094
Dow Chemical Co. (The):
9.00%, 04/01/21		135	149,817
3.00%, 11/15/22		85	86,171
3.15%, 05/15/24(b)		160	163,183
4.55%, 11/30/25(b)		85	92,591
3.63%, 05/15/26(b)		155	160,733
4.38%, 11/15/42		126	127,439
4.63%, 10/01/44		125	128,698
DuPont de Nemours, Inc.:
4.49%, 11/15/25		814	900,739
5.42%, 11/15/48		540	656,162
Sherwin-Williams Co. (The):
4.00%, 12/15/42		20	19,396
4.50%, 06/01/47		75	79,995

			2,865,018

Commercial Services & Supplies — 0.3%
RELX Capital, Inc.:
3.50%, 03/16/23		355	366,611
4.00%, 03/18/29		245	259,307
Republic Services, Inc.:
4.75%, 05/15/23		305	329,228
2.90%, 07/01/26		131	131,698
3.38%, 11/15/27		40	41,357
3.95%, 05/15/28		215	231,931
Waste Management, Inc.:
3.13%, 03/01/25		40	41,337
3.20%, 06/15/26		5	5,201
3.45%, 06/15/29		5	5,270
3.90%, 03/01/35		171	182,759
4.00%, 07/15/39		210	224,995
4.10%, 03/01/45		50	54,563
4.15%, 07/15/49		105	114,686

			1,988,943

Security		Par (000)	Value

Communications Equipment — 0.0%
Cisco Systems, Inc., 2.95%, 02/28/26	USD	95	$97,939
Juniper Networks, Inc., 3.30%, 06/15/20		63	63,370

			161,309

Construction Materials — 0.0%
Cemex SAB de CV, 3.72%, 03/15/20(i)		24	23,962

Consumer Finance — 1.1%
American Express Co.:
2.50%, 08/01/22		100	100,635
3.70%, 08/03/23		195	204,694
3.40%, 02/22/24		70	73,029
4.20%, 11/06/25		150	163,827
3.13%, 05/20/26		455	467,255
American Express Credit Corp.:
2.25%, 08/15/19		177	176,960
2.25%, 05/05/21		45	45,013
Capital One Financial Corp.:
4.75%, 07/15/21		14	14,635
3.90%, 01/29/24		557	585,375
3.75%, 03/09/27		250	258,075
Discover Financial Services, 4.10%, 02/09/27		104	108,333
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		200	200,619
5.75%, 02/01/21		430	447,621
3.22%, 01/09/22		1,070	1,070,401
2.98%, 08/03/22		235	232,508
3.10%, 05/04/23		400	394,147
5.58%, 03/18/24		325	348,848
General Motors Financial Co., Inc.:
4.20%, 11/06/21		152	156,512
4.00%, 01/15/25		333	338,005
4.30%, 07/13/25		80	82,460
4.00%, 10/06/26		37	37,309
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		250	250,391
Synchrony Financial:
2.70%, 02/03/20		48	48,004
4.38%, 03/19/24		95	99,478
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 18.49%, 04/11/22(a)(b)		108	36,961
Toyota Motor Credit Corp.:
2.75%, 05/17/21		465	470,726
3.05%, 01/11/28		103	106,259

			6,518,080

Containers & Packaging — 0.0%
International Paper Co., 6.00%, 11/15/41		180	210,991

Diversified Consumer Services — 0.1%
American University (The), 3.67%, 04/01/49		265	274,080
George Washington University (The), Series 2018, 4.13%, 09/15/48		112	125,774
President & Fellows of Harvard College, 5.63%, 10/01/38		229	306,488
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		85	87,308
University of Southern California, 3.03%, 10/01/39		75	73,370
Wesleyan University, 4.78%, 07/01/2116		45	50,693

			917,713

Diversified Financial Services — 0.2%
AXA Equitable Holdings, Inc.:
3.90%, 04/20/23		30	31,256
5.00%, 04/20/48		65	67,070

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	USD	400	$395,903
ORIX Corp., 2.90%, 07/18/22		155	157,360
Shell International Finance BV:
3.25%, 05/11/25		125	131,148
4.13%, 05/11/35		316	351,281
3.63%, 08/21/42		44	45,413
4.55%, 08/12/43		145	169,841
Woodside Finance Ltd., 3.65%, 03/05/25(b)		16	16,422

			1,365,694

Diversified Telecommunication Services — 1.3%
AT&T, Inc.:
0.00%, 11/27/22(b)(j)		1,000	913,159
3.40%, 05/15/25		95	97,660
3.60%, 07/15/25		50	51,862
4.13%, 02/17/26		60	63,825
4.30%, 02/15/30		895	957,933
4.50%, 05/15/35		248	259,608
4.90%, 08/15/37		16	17,245
6.00%, 08/15/40		274	325,653
4.30%, 12/15/42		30	29,666
4.65%, 06/01/44		55	56,755
4.35%, 06/15/45		567	566,816
4.85%, 07/15/45		246	262,905
5.15%, 02/15/50		177	195,427
CC Holdings GS V LLC, 3.85%, 04/15/23		85	88,805
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		225	230,666
Verizon Communications, Inc.:
2.63%, 08/15/26		7	6,955
4.13%, 03/16/27		1,804	1,962,007
4.50%, 08/10/33		340	383,033
4.27%, 01/15/36		1,270	1,375,540
5.25%, 03/16/37		35	41,865
4.81%, 03/15/39		30	34,489
4.13%, 08/15/46		95	99,169
4.86%, 08/21/46		50	58,214
4.67%, 03/15/55		169	191,641

			8,270,898

Electric Utilities — 2.7%
AEP Texas, Inc.:
3.95%, 06/01/28		394	421,121
Series G, 4.15%, 05/01/49		4	4,328
AEP Transmission Co. LLC:
3.75%, 12/01/47		40	41,086
4.25%, 09/15/48		170	186,546
Alabama Power Co.:
4.15%, 08/15/44		180	194,170
3.75%, 03/01/45		150	154,109
Series A, 4.30%, 07/15/48		155	173,772
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		65	67,505
Appalachian Power Co., 4.60%, 03/30/21		170	175,483
Baltimore Gas & Electric Co.:
2.80%, 08/15/22		370	374,721
3.50%, 08/15/46		86	84,955
3.75%, 08/15/47		85	86,817
4.25%, 09/15/48		185	205,103
CenterPoint Energy Houston Electric LLC:
3.55%, 08/01/42		20	20,049
3.95%, 03/01/48		140	149,497
Commonwealth Edison Co., 2.55%, 06/15/26		72	71,614
Dayton Power & Light Co. (The), 3.95%, 06/15/49(b)		178	182,897
DTE Electric Co., Series A, 4.05%, 05/15/48		275	304,214

Security		Par (000)	Value

Electric Utilities (continued)
Duke Energy Carolinas LLC:
3.35%, 05/15/22	USD	2	$2,068
3.05%, 03/15/23		45	46,245
3.95%, 11/15/28		230	250,372
5.30%, 02/15/40		75	93,465
3.88%, 03/15/46		95	99,732
3.70%, 12/01/47		140	143,030
3.95%, 03/15/48		95	100,219
Duke Energy Florida LLC:
3.80%, 07/15/28		100	107,740
6.40%, 06/15/38		165	231,004
3.40%, 10/01/46		90	87,871
Duke Energy Ohio, Inc., 3.65%, 02/01/29		425	456,239
Duke Energy Progress LLC:
3.00%, 09/15/21		75	76,249
3.25%, 08/15/25		162	168,333
3.70%, 09/01/28		400	428,212
3.45%, 03/15/29		45	47,444
4.10%, 03/15/43		105	112,529
4.20%, 08/15/45		88	96,834
3.60%, 09/15/47		10	9,980
Entergy Corp., 2.95%, 09/01/26		45	45,074
Entergy Louisiana LLC:
5.40%, 11/01/24		65	74,868
4.20%, 09/01/48		185	204,628
4.20%, 04/01/50		45	49,951
Eversource Energy:
2.80%, 05/01/23		140	141,621
Series N, 3.80%, 12/01/23		17	17,938
Exelon Corp.:
4.95%, 06/15/35		48	53,713
4.45%, 04/15/46		60	63,851
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25		489	524,835
4.55%, 04/01/49		180	196,855
Florida Power & Light Co.: (LIBOR USD 3 Month + 0.40%),
2.97%, 05/06/22(a)		1,095	1,095,496
4.05%, 06/01/42		29	31,691
3.70%, 12/01/47		25	26,060
3.95%, 03/01/48		250	273,608
4.13%, 06/01/48		150	168,338
Indiana Michigan Power Co., Series J,
3.20%, 03/15/23		750	770,084
Kansas City Power & Light Co.:
3.15%, 03/15/23		750	772,089
4.20%, 03/15/48		235	257,341
MidAmerican Energy Co., 4.40%, 10/15/44		161	183,306
Mid-Atlantic Interstate Transmission LLC,
4.10%, 05/15/28(b)		56	59,622
Northern States Power Co.:
2.15%, 08/15/22		370	369,796
3.40%, 08/15/42		245	242,225
4.00%, 08/15/45		100	106,533
4.20%, 09/01/48		65	70,388
NSTAR Electric Co., 3.20%, 05/15/27		46	47,383
Ohio Power Co.:
Series G, 6.60%, 02/15/33		140	190,123
4.00%, 06/01/49		115	123,891
Oklahoma Gas & Electric Co., 3.30%, 03/15/30		385	390,962
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28(b)		225	242,303
4.55%, 12/01/41		120	139,637
3.80%, 09/30/47		175	183,013

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
PacifiCorp:
4.10%, 02/01/42	USD	290	$311,185
4.13%, 01/15/49		60	66,185
Public Service Co. of Colorado, 2.50%, 03/15/23		750	752,060
Public Service Electric & Gas Co.:
3.00%, 05/15/27		38	38,682
3.65%, 09/01/28		210	225,123
3.20%, 05/15/29		40	41,391
Southern California Edison Co., 3.88%, 06/01/21		87	88,653
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28		105	113,162
Southwestern Public Service Co., 3.75%, 06/15/49		45	45,438
Stoneway Capital Corp., 10.00%, 03/01/27(b)		139	130,670
Tampa Electric Co.:
4.30%, 06/15/48		30	32,135
4.45%, 06/15/49		185	206,317
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		250	264,289
Union Electric Co., 3.50%, 03/15/29		170	180,113
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		210	212,980
3.45%, 02/15/24		93	96,889
Series A, 3.50%, 03/15/27		281	296,102
4.00%, 01/15/43		170	179,606
4.45%, 02/15/44		44	49,701
Series B, 4.20%, 05/15/45		93	100,741
Series C, 4.00%, 11/15/46		237	250,284
Vistra Operations Co. LLC, 4.30%, 07/15/29(b)		205	207,821

			16,462,303

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 04/01/24		101	103,503
Corning, Inc.:
3.70%, 11/15/23		35	36,496
4.38%, 11/15/57		75	72,935
Tyco Electronics Group SA:
3.45%, 08/01/24		30	31,150
3.13%, 08/15/27		65	65,137

			309,221

Energy Equipment & Services — 0.2%
Halliburton Co.:
3.80%, 11/15/25		890	933,193
5.00%, 11/15/45		39	42,550
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		34	33,743
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)		25	24,213
Schlumberger Holdings Corp., 3.90%, 05/17/28(b)		390	405,846

			1,439,545

Entertainment — 0.2%
NBCUniversal Media LLC:
6.40%, 04/30/40		3	4,059
5.95%, 04/01/41		170	223,252
4.45%, 01/15/43		201	221,584
TWDC Enterprises 18 Corp., 3.70%, 12/01/42		35	37,046
Viacom, Inc., 6.88%, 04/30/36		110	139,374
Walt Disney Co. (The)(b):
6.20%, 12/15/34		27	36,608
6.40%, 12/15/35		192	261,803
6.15%, 03/01/37		195	264,929

Security		Par (000)	Value

Entertainment (continued)
6.65%, 11/15/37	USD	38	$54,602
6.90%, 08/15/39		10	14,738
Warner Media LLC, 7.63%, 04/15/31		80	106,688

			1,364,683

Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.00%, 06/15/23		12	12,116
3.38%, 05/15/24		106	109,042
3.13%, 01/15/27		16	15,873
Crown Castle International Corp.:
3.40%, 02/15/21		3	3,041
4.88%, 04/15/22		16	17,011
3.20%, 09/01/24		365	372,737
3.70%, 06/15/26		155	160,969
4.00%, 03/01/27		27	28,338
4.30%, 02/15/29		60	64,836
Realty Income Corp., 4.13%, 10/15/26		120	129,697

			913,660

Food & Staples Retailing — 0.3%
Kroger Co. (The), 2.65%, 10/15/26		250	240,956
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26		780	787,435
4.80%, 11/18/44		8	8,037
Walmart, Inc.:
3.55%, 06/26/25		160	170,959
3.70%, 06/26/28		265	289,184
3.25%, 07/08/29		90	94,887
3.95%, 06/28/38		255	284,025
4.00%, 04/11/43		100	109,960

			1,985,443

Food Products — 0.1%
Campbell Soup Co., 8.88%, 05/01/21		100	110,339
Mondelez International, Inc., 4.00%, 02/01/24		22	23,223
Tyson Foods, Inc.:
4.00%, 03/01/26		75	79,769
3.55%, 06/02/27		170	175,812
4.55%, 06/02/47		25	26,148
5.10%, 09/28/48		25	28,238

			443,529

Gas Utilities — 0.0%
Atmos Energy Corp., 4.15%, 01/15/43		85	91,906
Dominion Energy Gas Holdings LLC:
4.80%, 11/01/43		45	50,742
4.60%, 12/15/44		65	72,701

			215,349

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, 3.75%, 11/30/26		886	957,940
Baxter International, Inc., 1.70%, 08/15/21		20	19,759
Becton Dickinson and Co.:
2.68%, 12/15/19		221	221,070
3.30%, 03/01/23		170	171,924
4.69%, 12/15/44		24	26,623
Edwards Lifesciences Corp., 4.30%, 06/15/28		55	59,459
Medtronic, Inc.:
3.50%, 03/15/25		340	360,616
4.38%, 03/15/35		600	690,744

			2,508,135

Health Care Providers & Services — 1.2%
Aetna, Inc.:
4.50%, 05/15/42		263	260,515
4.13%, 11/15/42		32	29,938
4.75%, 03/15/44		60	61,163

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Anthem, Inc.:
3.70%, 08/15/21	USD	136	$139,134
3.50%, 08/15/24		68	70,618
3.65%, 12/01/27		15	15,593
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	43,979
CHRISTUS Health, Series C, 4.34%, 07/01/28		113	125,560
Cigna Corp.(b):
3.20%, 09/17/20		10	10,093
4.38%, 10/15/28		340	366,814
4.80%, 08/15/38		3	3,233
Cigna Holding Co., 3.25%, 04/15/25		316	321,330
CommonSpirit Health, 4.35%, 11/01/42		30	30,162
CVS Health Corp.:
3.70%, 03/09/23		522	539,824
5.13%, 07/20/45		718	765,686
Dignity Health:
2.64%, 11/01/19		86	85,907
3.81%, 11/01/24		80	84,257
Express Scripts Holding Co.:
3.90%, 02/15/22		145	149,831
3.05%, 11/30/22		9	9,139
HCA, Inc.:
5.88%, 03/15/22		320	349,747
4.75%, 05/01/23		299	320,050
5.00%, 03/15/24		190	206,993
5.25%, 04/15/25		500	553,979
5.25%, 06/15/26		3	3,321
4.13%, 06/15/29		145	149,057
Kaiser Foundation Hospitals, 3.50%, 04/01/22		94	97,270
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		63	63,039
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		114	126,452
Ochsner Clinic Foundation, 5.90%, 05/15/45		32	41,784
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		16	19,330
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		77	80,623
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		309	322,153
Sutter Health, Series 2018, 3.70%, 08/15/28		104	111,017
Toledo Hospital (The), 5.75%, 11/15/38		177	204,735
UnitedHealth Group, Inc.:
3.75%, 07/15/25		685	731,614
3.70%, 12/15/25		30	31,950
3.10%, 03/15/26		90	92,691
3.45%, 01/15/27		90	94,697
2.95%, 10/15/27		70	71,187
4.63%, 07/15/35		16	18,388
5.80%, 03/15/36		15	19,232
4.63%, 11/15/41		125	142,494
4.75%, 07/15/45		12	14,213
3.75%, 10/15/47		108	110,698
4.45%, 12/15/48		66	76,001

			7,165,491

Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
3.70%, 01/30/26		120	127,567
3.50%, 03/01/27		87	91,367
6.30%, 03/01/38		35	45,586
3.70%, 02/15/42		65	63,546
3.63%, 05/01/43		113	108,703
4.88%, 12/09/45		282	323,753

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
4.45%, 03/01/47	USD	90	$98,696

			859,218

Household Products — 0.0%
Clorox Co. (The), 3.10%, 10/01/27		45	46,071

Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc.(b):
3.75%, 06/15/24		19	19,520
4.45%, 06/15/29		85	88,441

			107,961

Industrial Conglomerates — 0.1%
3M Co., 3.38%, 03/01/29		275	289,835
General Electric Co.:
4.13%, 10/09/42		410	377,626
4.50%, 03/11/44		16	15,523
Honeywell International, Inc., 3.81%, 11/21/47		55	58,683

			741,667

Insurance — 0.6%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		15	21,006
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.32%, 02/12/23(a)(b)		99	100,320
American International Group, Inc., 3.88%, 01/15/35		25	24,899
Aon Corp.:
4.50%, 12/15/28		480	528,296
3.75%, 05/02/29		260	270,984
Aon plc, 4.75%, 05/15/45		50	55,868
Berkshire Hathaway Finance Corp., 4.25%, 01/15/49		60	67,536
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		35	37,006
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		108	109,802
4.05%, 10/15/23		105	110,792
3.50%, 06/03/24		316	329,495
3.50%, 03/10/25		135	140,365
3.75%, 03/14/26		11	11,607
4.38%, 03/15/29		297	327,679
4.35%, 01/30/47		28	30,361
4.20%, 03/01/48		150	158,422
MetLife, Inc., 4.13%, 08/13/42		25	26,965
Principal Financial Group, Inc., 3.70%, 05/15/29		105	109,753
Prudential Financial, Inc., 3.88%, 03/27/28		240	260,917
Travelers Cos., Inc. (The):
6.75%, 06/20/36		35	49,825
6.25%, 06/15/37		2	2,754
4.60%, 08/01/43		93	110,191
4.10%, 03/04/49		22	24,838
Trinity Acquisition plc, 4.40%, 03/15/26		80	85,091
Willis North America, Inc., 3.60%, 05/15/24		401	414,201

			3,408,973

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		220	228,991
Amazon.com, Inc., 3.88%, 08/22/37		275	303,221

			532,212

IT Services — 0.8%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		7	7,103
5.00%, 10/15/25		115	129,102
3.00%, 08/15/26		530	536,278
3.75%, 05/21/29		15	15,935
4.50%, 08/15/46		38	40,041
4.75%, 05/15/48		160	178,583

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Fiserv, Inc.:
3.85%, 06/01/25	USD	65	$68,799
3.20%, 07/01/26		700	714,476
4.20%, 10/01/28		290	313,948
IBM Credit LLC, 3.45%, 11/30/20		210	213,510
International Business Machines Corp.:
2.90%, 11/01/21		100	101,492
3.00%, 05/15/24		100	102,697
3.30%, 05/15/26		860	891,487
4.15%, 05/15/39		100	106,829
Mastercard, Inc.:
2.95%, 11/21/26		50	51,549
2.95%, 06/01/29		345	355,863
3.65%, 06/01/49		75	79,519
Total System Services, Inc.:
3.80%, 04/01/21		60	61,110
3.75%, 06/01/23		85	87,735
4.80%, 04/01/26		455	499,026
Visa, Inc.:
4.15%, 12/14/35		168	193,069
4.30%, 12/14/45		95	112,530

			4,860,681

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.:
3.88%, 07/15/23		34	35,562
3.05%, 09/22/26		350	353,211
Thermo Fisher Scientific, Inc., 2.95%, 09/19/26		703	707,007

			1,095,780

Machinery — 0.0%
CNH Industrial NV, 3.85%, 11/15/27		50	49,929

Media — 1.0%
Charter Communications Operating LLC:
4.50%, 02/01/24		275	293,082
4.91%, 07/23/25		390	423,401
6.38%, 10/23/35		794	932,484
5.38%, 04/01/38		75	80,315
6.48%, 10/23/45		265	312,252
5.38%, 05/01/47		45	47,483
Comcast Corp.:
3.30%, 10/01/20		485	491,649
3.38%, 02/15/25		45	47,110
3.15%, 03/01/26		435	450,218
2.35%, 01/15/27		30	29,256
4.15%, 10/15/28		20	22,043
4.25%, 10/15/30		85	94,862
5.65%, 06/15/35		110	137,236
4.40%, 08/15/35		93	103,585
6.50%, 11/15/35		140	189,735
3.20%, 07/15/36		581	564,338
6.45%, 03/15/37		3	4,066
4.60%, 10/15/38		90	103,054
6.55%, 07/01/39		17	23,254
3.40%, 07/15/46		236	226,293
4.70%, 10/15/48		15	17,568
4.95%, 10/15/58		105	128,167
Cox Communications, Inc.(b):
3.15%, 08/15/24		518	525,151
3.35%, 09/15/26		32	32,314
Discovery Communications LLC:
3.80%, 03/13/24		151	156,718
3.95%, 06/15/25		65	67,360
5.20%, 09/20/47		145	153,256

Security		Par (000)	Value

Media (continued)
Fox Corp.(b):
4.03%, 01/25/24	USD	100	$106,365
4.71%, 01/25/29		170	190,187
Time Warner Cable LLC:
5.00%, 02/01/20		58	58,762
4.00%, 09/01/21		22	22,581
5.50%, 09/01/41		113	118,472
4.50%, 09/15/42		9	8,410

			6,161,027

Metals & Mining — 0.2%
Anglo American Capital plc(b):
3.63%, 09/11/24		270	275,797
4.75%, 04/10/27		220	233,023
ArcelorMittal, 4.55%, 03/11/26		95	100,415
Barrick Gold Corp.:
3.85%, 04/01/22		108	111,682
5.25%, 04/01/42		80	93,818
BHP Billiton Finance USA Ltd.:
4.13%, 02/24/42		74	81,720
5.00%, 09/30/43		46	57,629
Largo Resources Ltd., 9.25%, 06/01/21(b)		11	11,522
Nucor Corp., 5.20%, 08/01/43		40	47,579
Steel Dynamics, Inc., 5.13%, 10/01/21		110	111,146

			1,124,331

Multiline Retail — 0.0%
Dollar General Corp., 4.13%, 05/01/28		9	9,579

Multi-Utilities — 0.2%
Ameren Illinois Co., 3.80%, 05/15/28		120	128,682
Berkshire Hathaway Energy Co.:
6.13%, 04/01/36		20	26,762
5.95%, 05/15/37		10	12,908
Black Hills Corp., 3.95%, 01/15/26		42	43,804
Consumers Energy Co.:
3.38%, 08/15/23		2	2,078
3.80%, 11/15/28		34	37,148
3.95%, 07/15/47		30	32,447
4.05%, 05/15/48		45	49,628
3.75%, 02/15/50		155	163,360
DTE Energy Co., Series D, 3.70%, 08/01/23		130	135,651
NiSource, Inc., 3.49%, 05/15/27		285	294,799

			927,267

Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp., 0.00%, 10/10/36(j)		1,000	472,450
Andeavor Logistics LP:
5.50%, 10/15/19		245	246,139
5.25%, 01/15/25		40	42,325
4.25%, 12/01/27		874	923,217
5.20%, 12/01/47		170	179,997
Boardwalk Pipelines LP, 4.80%, 05/03/29		75	78,277
BP Capital Markets America, Inc.:
3.79%, 02/06/24		180	190,589
3.80%, 09/21/25		370	394,854
3.12%, 05/04/26		105	107,000
BP Capital Markets plc, 2.32%, 02/13/20		46	45,989
Cimarex Energy Co.:
4.38%, 06/01/24		300	317,742
3.90%, 05/15/27		257	264,103
Concho Resources, Inc., 3.75%, 10/01/27		150	155,215
Continental Resources, Inc.:
4.50%, 04/15/23		693	728,122
3.80%, 06/01/24		168	172,736
Devon Energy Corp., 5.85%, 12/15/25		200	236,946

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.:
2.90%, 07/15/22	USD	55	$55,810
3.70%, 07/15/27		360	371,814
(LIBOR USD 3 Month + 3.42%),
5.50%, 07/15/77(a)		475	459,306
Energy Transfer Operating LP:
5.88%, 01/15/24		901	1,002,961
6.05%, 06/01/41		9	10,077
6.50%, 02/01/42		535	632,445
5.15%, 03/15/45		110	111,854
6.13%, 12/15/45		8	9,064
5.30%, 04/15/47		33	34,421
Enterprise Products Operating LLC:
Series D, 6.88%, 03/01/33		24	32,154
Series H, 6.65%, 10/15/34		10	13,217
5.95%, 02/01/41		90	110,358
4.45%, 02/15/43		172	179,618
5.10%, 02/15/45		143	163,458
EOG Resources, Inc., 4.15%, 01/15/26		85	92,562
Hess Corp., 5.80%, 04/01/47		105	116,584
Kinder Morgan Energy Partners LP:
5.80%, 03/15/35		55	63,424
6.50%, 02/01/37		145	174,119
6.95%, 01/15/38		110	141,038
6.38%, 03/01/41		52	62,823
5.00%, 03/01/43		220	230,678
Kinder Morgan, Inc.:
3.05%, 12/01/19		320	320,577
3.15%, 01/15/23		490	498,445
4.30%, 06/01/25		30	32,048
4.30%, 03/01/28		328	351,555
5.55%, 06/01/45		73	84,470
5.05%, 02/15/46		352	383,575
Marathon Petroleum Corp.:
4.75%, 12/15/23		120	129,446
5.85%, 12/15/45		65	71,704
MPLX LP:
4.88%, 12/01/24		520	565,674
4.00%, 02/15/25		20	20,885
4.13%, 03/01/27		883	924,287
4.50%, 04/15/38		50	50,480
5.20%, 03/01/47		51	54,818
5.50%, 02/15/49		12	13,629
Northwest Pipeline LLC, 4.00%, 04/01/27		335	350,745
Petrobras Global Finance BV:
8.75%, 05/23/26		93	114,864
7.25%, 03/17/44		235	261,291
Plains All American Pipeline LP, 3.65%, 06/01/22		30	30,727
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23		184	200,407
5.75%, 05/15/24		460	511,563
5.63%, 03/01/25		651	729,167
5.88%, 06/30/26		498	569,082
5.00%, 03/15/27		190	208,327
Spectra Energy Partners LP:
5.95%, 09/25/43		50	62,176
4.50%, 03/15/45		149	157,418
Sunoco Logistics Partners Operations LP:
5.35%, 05/15/45		77	80,078
5.40%, 10/01/47		70	74,347
Texas Eastern Transmission LP, 3.50%, 01/15/28(b)		515	523,344
TransCanada PipeLines Ltd.:
4.88%, 01/15/26		495	546,323

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.25%, 05/15/28	USD	115	$124,323
4.63%, 03/01/34		80	88,809
5.85%, 03/15/36		33	39,667
6.10%, 06/01/40		152	188,023
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		202	257,914
4.00%, 03/15/28		200	208,744
4.60%, 03/15/48		40	42,445
Valero Energy Corp.:
3.65%, 03/15/25		186	192,968
3.40%, 09/15/26		119	121,348
Western Midstream Operating LP:
4.00%, 07/01/22		90	91,170
4.65%, 07/01/26		100	101,382
Williams Cos., Inc. (The):
4.55%, 06/24/24		44	47,412
3.75%, 06/15/27		119	122,863
Series A, 7.50%, 01/15/31		15	19,408
5.75%, 06/24/44		170	198,404

			18,389,818

Paper & Forest Products — 0.2%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		145	150,706
3.73%, 07/15/23(b)		184	192,566
3.60%, 03/01/25(b)		40	42,005
7.38%, 12/01/25		97	122,891
7.75%, 11/15/29		60	84,966
Suzano Austria GmbH, 6.00%, 01/15/29(b)		345	376,912

			970,046

Pharmaceuticals — 1.1%
Allergan Funding SCS:
3.45%, 03/15/22		260	265,464
3.85%, 06/15/24		14	14,533
3.80%, 03/15/25		625	648,608
4.55%, 03/15/35		420	424,065
Bayer US Finance II LLC(b):
3.60%, 07/15/42		107	84,940
4.40%, 07/15/44		50	46,643
Bayer US Finance LLC, 3.38%, 10/08/24(b)		200	200,945
Bristol-Myers Squibb Co.(b):
3.20%, 06/15/26		666	691,981
4.13%, 06/15/39		75	80,881
Eli Lilly & Co., 4.15%, 03/15/59		155	170,142
GlaxoSmithKline Capital, Inc.:
3.88%, 05/15/28		330	361,201
6.38%, 05/15/38		30	42,112
Johnson & Johnson, 2.45%, 03/01/26		55	55,301
Merck & Co., Inc.:
3.60%, 09/15/42		25	25,556
3.70%, 02/10/45		5	5,289
4.00%, 03/07/49		70	77,811
Novartis Capital Corp.:
3.40%, 05/06/24		170	178,769
3.10%, 05/17/27		170	176,199
4.40%, 05/06/44		35	40,969
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		1,340	1,337,923
2.88%, 09/23/23		170	171,662
3.20%, 09/23/26		469	472,933
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28(b)		400	453,335
Wyeth LLC: 6.45%, 02/01/24		45	53,139

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
5.95%, 04/01/37	USD	340	$450,720

			6,531,121

Road & Rail — 0.8%
Burlington Northern Santa Fe LLC:
3.00%, 03/15/23		899	921,805
3.00%, 04/01/25		25	25,729
6.15%, 05/01/37		80	107,542
5.05%, 03/01/41		160	194,066
4.95%, 09/15/41		25	29,932
5.15%, 09/01/43		270	335,508
CSX Corp.:
4.25%, 03/15/29		90	100,241
6.15%, 05/01/37		75	96,840
4.75%, 11/15/48		110	127,955
4.25%, 11/01/66		59	60,817
Norfolk Southern Corp.:
3.85%, 01/15/24		170	179,390
3.65%, 08/01/25		96	101,228
2.90%, 06/15/26		275	279,125
4.84%, 10/01/41		50	57,900
3.95%, 10/01/42		20	20,625
4.10%, 05/15/49		5	5,331
4.05%, 08/15/52		112	116,739
Penske Truck Leasing Co. LP(b):
2.70%, 03/14/23		145	144,940
3.95%, 03/10/25		225	236,141
3.40%, 11/15/26		170	169,838
4.20%, 04/01/27		103	107,065
Ryder System, Inc., 3.45%, 11/15/21		21	21,458
Union Pacific Corp.:
3.15%, 03/01/24		150	154,668
2.75%, 03/01/26		339	340,577
3.38%, 02/01/35		267	265,738
3.60%, 09/15/37		221	224,575
4.38%, 09/10/38		9	9,971
4.75%, 09/15/41		55	62,590
3.80%, 10/01/51		69	69,354
3.88%, 02/01/55		134	134,076

			4,701,764

Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc.:
3.50%, 12/05/26		385	392,347
5.30%, 12/15/45		62	71,643
Applied Materials, Inc.:
3.90%, 10/01/25		69	74,060
3.30%, 04/01/27		374	388,391
5.10%, 10/01/35		140	169,657
5.85%, 06/15/41		20	25,798
4.35%, 04/01/47		290	323,950
Broadcom Corp.:
2.38%, 01/15/20		38	37,934
3.63%, 01/15/24		200	201,894
3.88%, 01/15/27		510	499,750
Broadcom, Inc., 4.25%, 04/15/26(b)		395	400,876
Intel Corp., 4.80%, 10/01/41		125	147,514
KLA-Tencor Corp.:
4.10%, 03/15/29		440	462,886
5.00%, 03/15/49		160	178,232
Lam Research Corp.:
2.75%, 03/15/20		121	121,106
3.75%, 03/15/26		215	226,219
4.88%, 03/15/49		140	154,180
NVIDIA Corp., 3.20%, 09/16/26		490	501,223

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
NXP BV(b):
4.13%, 06/01/21	USD	450	$460,395
3.88%, 09/01/22		390	401,013
4.63%, 06/01/23		300	316,230
3.88%, 06/18/26		120	123,330
4.30%, 06/18/29		160	164,941
QUALCOMM, Inc., 4.65%, 05/20/35		235	262,409
Texas Instruments, Inc.:
2.25%, 05/01/23		90	90,170
4.15%, 05/15/48		70	79,425

			6,275,573

Software — 0.6%
Autodesk, Inc., 3.50%, 06/15/27		425	429,545
Microsoft Corp.:
3.50%, 02/12/35		321	342,507
3.45%, 08/08/36		644	681,453
3.70%, 08/08/46		610	659,310
Oracle Corp.:
2.50%, 10/15/22		33	33,233
3.40%, 07/08/24		215	225,326
2.65%, 07/15/26		450	452,058
3.90%, 05/15/35		181	195,956
3.85%, 07/15/36		67	71,080
4.50%, 07/08/44		70	79,117
4.13%, 05/15/45		80	86,570
4.00%, 07/15/46		261	279,824

			3,535,979

Specialty Retail — 0.2%
Home Depot, Inc. (The):
2.80%, 09/14/27		59	59,844
3.90%, 12/06/28		104	114,454
2.95%, 06/15/29		90	92,324
5.88%, 12/16/36		65	86,248
5.40%, 09/15/40		80	100,583
5.95%, 04/01/41		38	51,519
4.20%, 04/01/43		40	44,479
4.88%, 02/15/44		35	42,431
3.50%, 09/15/56		90	88,835
Lowe’s Cos., Inc.:
4.38%, 09/15/45		150	156,293
3.70%, 04/15/46		55	51,791
4.05%, 05/03/47		55	54,573

			943,374

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.:
3.00%, 02/09/24		276	285,076
3.85%, 05/04/43		959	1,016,419
3.45%, 02/09/45		39	38,862
4.38%, 05/13/45		42	47,869
4.65%, 02/23/46		20	23,722
Dell International LLC(b):
4.42%, 06/15/21		145	149,414
6.02%, 06/15/26		50	55,159
Seagate HDD Cayman, 4.25%, 03/01/22		75	76,272

			1,692,793

Tobacco — 0.5%
Altria Group, Inc.:
4.00%, 01/31/24		380	398,224
3.80%, 02/14/24		46	47,951
4.40%, 02/14/26		40	42,802
4.80%, 02/14/29		190	204,400
5.80%, 02/14/39		85	95,509
4.25%, 08/09/42		120	110,900

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco (continued)
5.38%, 01/31/44	USD	320	$343,191
6.20%, 02/14/59		30	34,192
BAT International Finance plc,
3.95%, 06/15/25(b)		590	610,697
Philip Morris International, Inc.:
2.13%, 05/10/23		85	84,078
3.88%, 08/21/42		55	54,535
Reynolds American, Inc.:
4.45%, 06/12/25		795	843,018
5.85%, 08/15/45		110	118,471

			2,987,968

Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 03/30/20		59	58,947

Wireless Telecommunication Services — 0.3%
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)		445	445,053
Vodafone Group plc:
3.75%, 01/16/24		153	159,967
4.13%, 05/30/25		145	154,169
6.15%, 02/27/37		265	321,921
5.25%, 05/30/48		135	149,025
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(a)		415	448,150

			1,678,285

Total Corporate Bonds — 33.0% (Cost: $194,383,900)			203,462,152

Floating Rate Loan Interests — 0.4%(k)

Banks — 0.1%
Goldman Sachs Bank USA, Term Loan, (LIBOR USD 1 Month + 2.10%), 0.00% - 4.59%, 09/17/19(c)		393	390,694

Capital Markets — 0.0%
Goldman Sachs Lending Partners LLC, Term Loan, (LIBOR USD 1 Month + 2.10%), 0.00% - 4.59%, 09/17/19(c)		164	163,563

Construction Materials — 0.0%
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.40%, 08/13/25(c)		134	133,653

Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 06/30/25		129	129,186

Thrifts & Mortgage Finance — 0.3%(c)
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 6 Month + 3.00%), 0.00% - 5.69%, 04/24/21		447	445,846
Roundpoint Mortgage Servicing Corp., Term Loan, (LIBOR USD 6 Month + 3.29%), 5.78%, 08/08/20		999	999,527

			1,445,373

Total Floating Rate Loan Interests — 0.4% (Cost: $2,265,153)			2,262,469

Security		Par (000)	Value

Foreign Agency Obligations — 0.5%

Mexico — 0.4%
Petroleos Mexicanos:
6.38%, 02/04/21	USD	224	$230,104
6.88%, 08/04/26		103	103,865
6.50%, 03/13/27		1,510	1,494,447
5.35%, 02/12/28		140	127,414
5.63%, 01/23/46		202	162,711
6.75%, 09/21/47		23	20,403

			2,138,944

Saudi Arabia — 0.1%
Saudi Arabian Oil Co., 3.50%, 04/16/29(b)		490	495,512

South Africa — 0.0%
Eskom Holdings SOC Ltd., 6.75%, 08/06/23(b)		200	209,750

Total Foreign Agency Obligations — 0.5% (Cost: $2,848,908)			2,844,206

Foreign Government Obligations — 3.2%

Argentina — 0.0%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	2,336	45,936
Republic of Argentina, 6.88%, 01/11/48	USD	224	166,040

			211,976

Brazil — 0.1%
Federative Republic of Brazil, 4.50%, 05/30/29		712	731,358

Colombia — 0.2%
Republic of Colombia, 3.88%, 04/25/27		1,050	1,095,675

Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 04/29/20		145	147,175
4.75%, 04/11/25(b)	EUR	117	136,034
6.38%, 04/11/31(b)		132	152,724
6.88%, 04/30/40	USD	185	176,212

			612,145

France — 0.6%
Republic of France, 1.50%, 05/25/50(b)	EUR	2,860	3,743,167

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	280	316,225

Indonesia — 0.4%
Republic of Indonesia:
4.10%, 04/24/28		270	285,188
8.25%, 05/15/29	IDR	17,224,000	1,293,263
8.38%, 03/15/34		4,623,000	346,868
8.38%, 04/15/39		7,876,000	579,877
7.38%, 05/15/48		4,151,000	264,074

			2,769,270

Mexico — 0.6%
United Mexican States:
4.15%, 03/28/27	USD	2,233	2,344,650
7.50%, 06/03/27	MXN	30	156,196
8.50%, 05/31/29		105	580,279
7.75%, 11/23/34		50	260,504
10.00%, 11/20/36		30	188,966
7.75%, 11/13/42		55	283,374

			3,813,969

Nigeria — 0.0%
Federal Republic of Nigeria, 13.98%, 02/23/28	NGN	19,895	53,957

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28	USD	390	$417,056

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		390	435,216

Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28		810	831,263

Russia — 0.4%
Russian Federation:
6.90%, 05/23/29	RUB	65,074	1,001,349
8.50%, 09/17/31		67,395	1,163,549

			2,164,898

Saudi Arabia — 0.0%
Kingdom of Saudi Arabia, 4.50%, 10/26/46	USD	200	203,300

South Africa — 0.3%
Republic of South Africa:
6.25%, 03/31/36	ZAR	15,272	796,631
9.00%, 01/31/40		11,130	743,498
8.75%, 01/31/44		5,210	336,977

			1,877,106

Turkey — 0.0%
Republic of Turkey, 7.63%, 04/26/29	USD	200	204,750

Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27		413	446,130

Total Foreign Government Obligations — 3.2% (Cost: $19,056,354)			19,927,461

		Shares

Investment Companies — 2.7%
BlackRock Allocation Target Shares- BATS Series A*		1,635,282	16,500,000

Total Investment Companies — 2.7% (Cost: $16,500,000)			16,500,000

		Par (000)

Municipal Bonds — 5.9%
Aldine Independent School District (The Permanent School Fund Guarantee Program), Series 2018, GO, 5.00%, 02/15/43		40	48,118
American Municipal Power, Inc. (Combined Hydroelectric Project);
Series 2010B, RB, 7.83%, 02/15/41		50	79,029
Series 2009B, RB, 6.45%, 02/15/44		30	42,003
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.55%, 07/01/19(l)		35	34,620
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		40	47,837
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40		90	130,836
Series 2010S-1, RB, 7.04%, 04/01/50		600	970,176
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47		60	68,384
Series 2017, RB, 5.00%, 11/01/50		60	68,359

Security		Par (000)	Value

Municipal Bonds (continued)
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47	USD	180	$176,290
California Health Facilities Financing Authority (Cedars- Sinai Medical Center);
Series 2016A, RB, 5.00%, 08/15/33		40	48,287
Series 2017A, RB, 5.00%, 08/15/47		60	69,246
Series 2017A, Sub-Series 2017A-2, RB, 5.00%, 11/01/47(m)		70	100,474
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		35	54,442
Canaveral Port Authority;
Series 2018A, RB, 5.00%, 06/01/45		80	92,182
Series 2018B, RB, 5.00%, 06/01/48		80	93,761
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		60	69,813
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		30	33,640
Series 2016, RB, 5.00%, 01/01/46		30	33,808
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		30	34,859
Series 2016, RB, 5.00%, 07/01/51		25	28,244
City & County of Denver;
Series 2016A, RB, 5.00%, 08/01/44		100	116,471
Series 2018A-1, RB, 5.00%, 08/01/48		70	81,349
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		30	34,687
Series 2018A, RB, 5.00%, 11/01/41		50	60,056
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		120	143,107
Series 2016, RB, 5.00%, 08/01/46		130	153,760
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		60	68,188
City of Columbia Waterworks & Sewer System, Series 2018, RB, 5.00%, 02/01/42		40	48,270
City of New York;
Series 2019D, Sub-Series D-2, GO, 3.76%, 12/01/27		115	124,958
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/43		375	448,316
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		50	77,615
City of San Antonio Electric & Gas Systems;
Series 2010A, RB, 5.81%, 02/01/41		160	219,061
Series 2013, RB, 5.00%, 02/01/48(m)		45	49,172
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		25	26,262
Commonwealth Financing Authority;
Series 2018A, RB, 3.86%, 06/01/38		80	82,518
Series 2016A, RB, 4.14%, 06/01/38		60	64,964
Series 2019A, RB, 3.81%, 06/01/41		460	483,051
Commonwealth of Puerto Rico, Series 2014A, GO, Default, 8.00%, 07/01/35(g)(h)		410	215,250
Connecticut Housing Finance Authority, Series 2015A, RB, 3.75%, 11/15/40		1,350	1,398,451
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.);
Series 2015F, RB, 5.00%, 07/01/45		60	65,573
Series 2015L, RB, 5.00%, 07/01/45		90	102,023
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		10	13,080

22	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
County of Clark Department of Aviation;(m)
Series 2019B, RB, 5.00%, 07/01/32	USD	30	$37,745
Series 2019B, RB, 5.00%, 07/01/33		30	37,590
Series 2019B, RB, 5.00%, 07/01/35		70	87,061
Series 2019B, RB, 5.00%, 07/01/40		40	49,140
Series 2019B, RB, 5.00%, 07/01/41		90	110,270
Series 2019B, RB, 5.00%, 07/01/42		120	146,470
County of King, Series 2015A, RB, 5.00%, 07/01/47		60	68,800
County of Miami-Dade;
Series 2017D, RB, 3.35%, 10/01/29		20	20,865
Series 2017D, RB, 3.45%, 10/01/30		35	36,671
Series 2017D, RB, 3.50%, 10/01/31		30	31,412
Series 2018C, RB, 4.06%, 10/01/31		55	60,353
Series 2015A, RB, 5.00%, 10/01/38		10	11,435
Series 2017B, RB, 5.00%, 10/01/40		60	70,337
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41		60	69,907
Series 2016A, RB, 5.00%, 12/01/46		90	104,336
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43		60	69,392
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		100	113,941
Grand Parkway Transportation Corp. (Grand Parkway Project), Series 2018A, RB, 5.00%, 10/01/43		90	107,025
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	16,913
Great Lakes Water Authority Water Supply System, RB, 5.25%, 07/01/33		20	23,960
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		25	29,757
Series 2016A, RB, 3.65%, 01/15/46		20	20,819
Series 2016B, RB, 3.09%, 09/15/51		135	125,755
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47		50	59,056
Indiana Finance Authority (CWA Authority Project);
Series 2015A, RB, 5.00%, 10/01/45		130	147,035
Series 2016A, RB, 5.00%, 10/01/46		420	488,309
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		30	31,441
JobsOhio Beverage System, Series 2013B, RB, 3.99%, 01/01/29		340	370,753
Kansas City Industrial Development Authority (Kansas City International Airport Terminal Modernization Project), Series 2019B, RB, 5.00%, 03/01/49		200	235,920
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		30	32,547
Kentucky Turnpike Authority (Revitalization Projects), Series 2010A, RB, 5.00%, 07/01/20		60	62,054
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46		30	35,016
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		30	34,397

Security		Par (000)	Value

Municipal Bonds (continued)
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42	USD	185	$277,444
Los Angeles Department of Water & Power System (Water System Revenue Bonds), Series 2010A, RB, 6.60%, 07/01/50		85	134,091
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		375	515,272
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		50	58,305
Louisville & Jefferson County Metropolitan Sewer District, Series 2017B, RB, 5.00%, 05/15/25		90	107,545
Maryland Community Development Administration, Series 2018A, RB, 3.85%, 09/01/33		60	64,673
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		50	58,300
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		30	35,975
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		30	35,926
Massachusetts Development Finance Agency (Partners Healthcare System Issue);
Series 2018J-2, RB, 5.00%, 07/01/43		80	93,356
Series 2017L, RB, 5.00%, 07/01/44		100	114,257
Series 2016Q, RB, 5.00%, 07/01/47		50	58,585
Series 2018J-2, RB, 5.00%, 07/01/48		70	81,207
Series 2018J-2, RB, 5.00%, 07/01/53		80	92,099
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		25	25,860
Series 2014B, RB, 4.60%, 12/01/44		40	42,175
Series 2015A, RB, 4.50%, 12/01/48		40	41,731
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		50	57,496
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		30	35,817
Matagorda County Navigation District No. 1 (Central Power and Light Company Project), Series 2001A, RB, 2.60%, 11/01/29(m)		110	111,614
Mesquite Independent School District (The Permanent School Fund Guarantee Program), Series 2017B, GO, 5.00%, 08/15/42		60	70,895
Metropolitan Atlanta Rapid Transit Authority;
Series 2018A, RB, 4.00%, 07/01/25		60	68,869
Series 2015A, RB, 5.00%, 07/01/41		110	127,575
Series 2015B, RB, 5.00%, 07/01/45		50	59,346
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016A, RB, 5.00%, 07/01/40		40	46,109
Series 2016A, RB, 5.00%, 07/01/46		60	68,605
Metropolitan St Louis Sewer District;
Series 2017A, RB, 5.00%, 05/01/42		80	95,101
Series 2017A, RB, 5.00%, 05/01/47		80	94,614
Metropolitan Transportation Authority; Series 2019B, Sub-Series 2019B-1, BAN, RB, 5.00%, 05/15/22		430	473,133
Series 2010A, RB, 6.67%, 11/15/39		55	76,852
Series 2009C, RB, 7.34%, 11/15/39		520	798,450
Series 2010C-1, RB, 6.69%, 11/15/40		30	41,778
Series 2015A, Sub-Series 2015A-1, RB, 5.00%, 11/15/45		40	45,451

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2019B, RB, 5.00%, 11/15/52	USD	140	$166,062
Metropolitan Washington Airports Authority, Series 2016A, RB, 5.00%, 10/01/32		90	107,064
Metropolitan Washington Airports Authority Dulles Toll Road (Dulles Metrorail and Capital Improvement Project), Series 2009D, RB, 7.46%, 10/01/46		30	47,699
Miami-Dade County Educational Facilities Authority, Series 2018A, RB, 5.00%, 04/01/53		80	93,532
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		30	34,639
Series 2017A-MI, RB, 5.00%, 12/01/47		190	206,659
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33		30	31,526
Series 2018A, RB, 4.00%, 10/01/43		30	31,874
Series 2018A, RB, 4.05%, 10/01/48		20	21,163
Series 2018A, RB, 4.15%, 10/01/53		80	84,669
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		60	66,281
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		40	48,087
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47		60	70,808
New Jersey Transportation Trust Fund Authority;
Series 2010C, RB, 5.75%, 12/15/28		140	161,098
Series 2010C, RB, 6.10%, 12/15/28		135	140,867
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		30	35,088
Series 2018A, RB, 5.00%, 12/15/32		535	625,121
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		565	874,128
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		50	55,695
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		40	41,242
Series 2018C-1-B, RB, 3.85%, 11/01/43		110	112,998
Series 2018C-1-A, RB, 4.00%, 11/01/53		120	124,560
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40		30	34,707
New York City Transitional Finance Authority Future Tax Secured;
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24		165	173,803
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		170	180,501
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		165	173,733
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		160	165,374
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30		255	267,064
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31		210	227,959
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		40	47,506
New York City Water & Sewer System;
Series 2010AA, RB, 5.75%, 06/15/41		35	48,424
Series 2010EE, RB, 6.01%, 06/15/42		25	35,474

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2020AA, RB, 5.38%, 06/15/43(n)	USD	200	$211,463
Series 2011AA, RB, 5.44%, 06/15/43		60	79,941
Series 2011EE, RB, 5.50%, 06/15/43(n)		240	255,079
Series 2011CC, RB, 5.88%, 06/15/44		40	56,568
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		30	35,007
Series 2016A, RB, 5.00%, 11/15/46		90	105,724
New York State Dormitory Authority;
Series 2017B, RB, 5.00%, 02/15/36		60	72,320
Series 2017B, RB, 5.00%, 02/15/37		30	36,163
Series 2017B, RB, 5.00%, 02/15/38		30	36,166
Series 2017B, RB, 5.00%, 02/15/40		30	35,973
Series 2010H, RB, 5.39%, 03/15/40		60	76,339
New York State Urban Development Corp.;
Series 2017B, RB, 3.12%, 03/15/25		100	103,627
Series 2019B, RB, 3.25%, 03/15/25		100	104,495
Series 2019B, RB, 3.35%, 03/15/26		395	415,374
Series 2017D, RB, 3.32%, 03/15/29		140	146,570
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46		30	32,782
Series 2016A, RB, 5.25%, 01/01/50		340	377,720
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35		60	72,617
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		60	65,689
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	106,317
Oregon School Boards Association;
Series 2005A, GO, 4.76%, 06/30/28		315	348,970
Series 2002B, GO, 5.55%, 06/30/28		290	343,348
Series 2003B, GO, 5.68%, 06/30/28		210	253,359
Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement Project (The)), Series 2015, RB, 5.00%, 06/30/23		310	342,414
Pennsylvania Turnpike Commission;
Series 2016A-1, RB, 5.00%, 12/01/46		50	57,420
Series 2017B, Sub-Series B-1, RB, 5.25%, 06/01/47		100	116,095
Series 2018B, RB, 5.00%, 12/01/48		90	106,358
Port Authority of New York & New Jersey;
Series 165, RB, 5.65%, 11/01/40		95	126,524
Series 181, RB, 4.96%, 08/01/46		190	240,344
Series 180-1, RB, 5.00%, 11/15/47		30	35,412
Series 174, RB, 4.46%, 10/01/62		105	126,036
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		30	34,604
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		40	46,404
Putnam County Development Authority, Series 2018A, RB, 5.00%, 03/15/42		130	151,291
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		40	44,470
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.22%, 09/02/19(l)		330	313,580
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47		105	121,027
Series 2017B, RB, 5.00%, 07/01/47		50	59,012

24	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Salt River Project Agricultural Improvement & Power District;
Series 2017A, RB, 5.00%, 01/01/36	USD	60	$73,471
Series 2015A, RB, 5.00%, 12/01/45		220	253,766
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		30	34,710
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		50	59,308
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		50	60,076
San Francisco City & County Airport Comm-San Francisco International Airport, Series 2016B, RB, 5.00%, 05/01/46		110	126,363
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		250	258,635
South Carolina Ports Authority, Series 2018, RB, 5.00%, 07/01/55		40	46,548
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		472	466,610
Series 2012E, RB, 3.72%, 12/01/23		80	83,566
Series 2010C, RB, 6.45%, 01/01/50		136	203,501
State of California;
Series 2018A, GO, 5.00%, 10/01/25		160	194,451
Series 2019, GO, 2.65%, 04/01/26		425	433,644
Series 2009, GO, 7.50%, 04/01/34		60	90,542
Series 2018, GO, 4.60%, 04/01/38		815	906,402
Series 2009, GO, 7.55%, 04/01/39		85	134,155
Series 2009, GO, 7.30%, 10/01/39		85	127,855
Series 2009, GO, 7.35%, 11/01/39		340	513,862
State of Colorado, Series 2018N, COP, 5.00%, 03/15/38		1,030	1,250,296
State of Connecticut;
Series 2017A, GO, 2.99%, 01/15/23		150	153,076
Series 2017A, GO, 3.31%, 01/15/26		155	161,456
Series 2008A, GO, 5.85%, 03/15/32		245	309,589
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20		50	51,329
Series 2017D, GO, 5.00%, 11/01/22		20	21,848
Series 2017D, GO, 5.00%, 11/01/24		150	168,936
Series 2017A, GO, 5.00%, 12/01/24		30	33,776
Series 2017D, GO, 5.00%, 11/01/25		400	454,128
Series 2017D, GO, 5.00%, 11/01/26		940	1,075,360
Series 2003, GO, 5.10%, 06/01/33		945	994,858
State of Minnesota, Series 2018A, GO, 5.00%, 08/01/36		170	210,307
State of Ohio;
Series 2017A, GO, 5.00%, 05/01/36		90	105,258
Series 2017A, GO, 5.00%, 05/01/37		70	81,772
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		335	404,047
State of Texas;
Series 2016, GO, 5.00%, 04/01/40		40	47,393
Series 2016, GO, 5.00%, 04/01/43		70	82,704
State of Washington;
Series 2016A-1, GO, 5.00%, 08/01/40		100	116,420
Series 2018B, GO, 5.00%, 08/01/40		40	47,775
Series 2017D, GO, 5.00%, 02/01/41		60	71,258
Series 2018B, GO, 5.00%, 08/01/41		40	47,693
State of West Virginia, Series 2018B, GO, 5.00%, 12/01/40		10	12,028
State of Wisconsin;
Series 2019A, RB, 5.00%, 05/01/25		80	95,955
Series 2017C, RB, 3.15%, 05/01/27		65	67,880
Series 2017B, GO, 5.00%, 05/01/36		50	58,594

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2017B, GO, 5.00%, 05/01/38	USD	50	$58,383
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		100	111,039
Tennessee Housing Development Agency (Residential Finance Program);
Series 2018-3, RB, 3.75%, 07/01/38		30	31,293
Series 2018-3, RB, 3.85%, 07/01/43		20	20,723
Series 2018-3, RB, 3.95%, 01/01/49		10	10,443
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27		75	77,136
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26		30	35,058
Texas Water Development Board (State Water Plan projects), Series 2017A, RB, 5.00%, 04/15/23		140	158,858
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		125	125,463
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		60	65,472
University of California;
Series 2017AX, RB, 3.06%, 07/01/25		520	538,990
Series 2019BD, RB, 3.35%, 07/01/29		345	366,756
Series 2013AJ, RB, 4.60%, 05/15/31		225	260,019
Series 2012AD, RB, 4.86%, 05/15/2112		20	24,268
University of California Medical Center;
Series 2016L, RB, 5.00%, 05/15/47		50	57,971
Series 2009F, RB, 6.58%, 05/15/49		75	107,553
University of Delaware, Series 2018, RB, 4.22%, 11/01/58		75	85,711
University of Houston, Series 2017A, RB, 5.00%, 02/15/36		90	106,364
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		40	46,602
University of Texas System (The), Series 2019A, RB, 5.00%, 08/15/39		70	86,993
Virginia Small Business Financing Authority (Transform 66 P3 Project);
Series 2017, RB, 5.00%, 12/31/52		90	101,273
Series 2017, RB, 5.00%, 12/31/56		80	89,421
Washington Metropolitan Area Transit Authority, Series 2017B, RB, 5.00%, 07/01/36		40	48,021
Washington State Convention Center Public Facilities District, Series 2018, RB, 5.00%, 07/01/58		80	92,074
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		50	60,319
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/20		30	30,944
Series 2016A, RB, 5.00%, 06/01/21		30	31,944
Series 2016A, RB, 5.00%, 06/01/22		30	32,900
Series 2016A, RB, 5.00%, 06/01/23		25	28,165
Series 2016A, RB, 5.00%, 06/01/24		25	28,852
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		30	33,079

Total Municipal Bonds — 5.9% (Cost: $34,623,079)			36,426,873

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 4.7%

Collateralized Mortgage Obligations — 1.7%
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.75%, 06/25/35(d)	USD	163	$142,008
Series 2005-72, Class A3, 3.00%, 01/25/36(d)		79	68,249
Series 2005-76, Class 2A1, 3.50%, 02/25/36(d)		27	24,906
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		67	52,044
Series 2006-15CB, Class A1, 6.50%, 06/25/36		11	8,259
Series 2006-OA14, Class 1A1, 4.23%, 11/25/46(d)		94	83,020
Series 2006-OA16, Class A4C, 2.74%, 10/25/46(d)		150	98,777
Series 2006-OA6, Class 1A2, 2.61%, 07/25/46(d)		41	40,195
Series 2006-OA8, Class 1A1, 2.59%, 07/25/46(d)		15	14,059
Series 2006-OC10, Class 2A3, 2.63%, 11/25/36(d)		58	47,150
Series 2006-OC7, Class 2A3, 2.65%, 07/25/46(d)		85	68,974
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		14	10,235
Series 2007-OA3, Class 1A1, 2.54%, 04/25/47(d)		25	23,761
American Home Mortgage Assets Trust(d):
Series 2006-3, Class 2A11, 3.44%, 10/25/46		67	60,268
Series 2006-4, Class 1A12, 2.61%, 10/25/46		82	57,653
Series 2006-5, Class A1, 3.42%, 11/25/46		128	63,749
Series 2007-1, Class A1, 3.20%, 02/25/47		68	42,114
APS Resecuritization Trust(b)(d):
Series 2016-1, Class 1MZ, 4.04%, 07/31/57		242	90,694
Series 2016-3, Class 3A, 5.25%, 09/27/46(c)		215	217,805
Series 2016-3, Class 4A, 5.00%, 04/27/47(c)		48	47,268
Banc of America Funding Trust(b)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		149	33,341
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(c)		90	93,237
Bear Stearns Mortgage Funding Trust(d):
Series 2006-SL1, Class A1, 2.68%, 08/25/36		58	57,694
Series 2007-AR2, Class A1, 2.57%, 03/25/37		170	157,811
Series 2007-AR3, Class 1A1, 2.54%, 03/25/37		18	17,578
Series 2007-AR4, Class 1A1, 2.60%, 09/25/47		75	70,957
Series 2007-AR4, Class 2A1, 2.61%, 06/25/37		24	23,369
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		944	697,486
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 3.46%, 04/25/46(d)		158	78,388
Series 2006-OA5, Class 3A1, 2.60%, 04/25/46(d)		28	25,913
Series 2007-15, Class 2A2, 6.50%, 09/25/37		249	181,920
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 02/25/49(b)(d)		264	270,312
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		77	69,559
Series 2008-2, Class 1A1, 6.50%, 06/25/38		102	88,672

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital Certificates(b):
Series 2009-12R, Class 3A1, 6.50%, 10/27/37	USD	281	$161,469
Series 2019-RPL4, Class A1, 3.83%, 08/26/58		401	404,819
CSFB Mortgage-Backed Pass-Through
Certificates, Series 2005-10, Class 10A1, 3.75%, 11/25/35(d)		45	14,404
CSMC Trust(d):
Series 2009-5R, Class 4A4, 4.30%, 06/25/36(b)		76	70,721
Series 2014-11R, Class 16A1, 4.10%, 09/27/47(b)		51	51,391
Series 2015-6R, Class 5A1, 2.79%, 03/27/36(b)		4	3,807
Series 2015-6R, Class 5A2, 2.79%, 03/27/36(b)		60	45,937
Series 2019-JR1, 4.10%, 09/27/66		1,882	1,895,699
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.57%, 08/25/47(d)		164	112,632
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(d)		13	12,421
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.50%, 03/25/36(d)		28	27,171
GSMPS Mortgage Loan Trust(b)(d):
Series 2005-RP1, Class 1AF, 2.75%, 01/25/35		51	47,037
Series 2005-RP2, Class 1AF, 2.75%, 03/25/35		61	56,103
Series 2006-RP1, Class 1AF1, 2.75%, 01/25/36		46	39,791
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 01/25/37		13	14,297
HarborView Mortgage Loan Trust, Series 2007-4, Class 2A2, 2.64%, 07/19/47(d)		173	156,810
IndyMac INDX Mortgage Loan Trust(d):
Series 2007-AR19, Class 3A1, 3.74%, 09/25/37		92	65,635
Series 2007-FLX5, Class 2A2, 2.64%, 08/25/37		165	147,445
Lehman XS Trust, Series 2007-20N, Class A1, 3.55%, 12/25/37(d)		34	31,582
LSTAR Securities Investment Trust(b)(d):
Series 2019-1, Class A1, 4.14%, 03/01/24		164	164,765
Series 2019-2, Class A1, 3.94%, 04/01/24		199	198,993
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.86%, 08/25/37(b)(c)(d)		29	23,044
MCM Trust(b)(c):
Series 2018-NPL1, Class A, 4.00%, 05/28/58		205	204,341
Series 2018-NPL2, Class A, 4.00%, 10/25/28		940	938,324
Series 2018-NPL2, Class B, 0.00%, 10/25/28		1,000	220,000
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.61%, 04/25/37(d)		224	195,070
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.78%, 04/16/36(b)(d)		418	365,088
New Residential Mortgage Loan Trust(b): Series 2019-2A, Class A1, 4.25%, 12/25/57(d)		104	108,540

26	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2019-RPL1, Class A1, 4.33%, 02/26/24(e)	USD	798	$809,065
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 2.82%, 06/25/37(d)		17	14,267
RALI Trust, Series 2007-QH9, Class A1, 3.75%, 11/25/37(d)		40	36,757
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 2.80%, 09/25/35(b)(d)		6	5,904
Seasoned Credit Risk Transfer Trust(d):
Series 2017-3, Class M2, 4.75%, 07/25/56(b)		100	98,604
Series 2018-1, Class BX, 6.32%, 05/25/57(c)		20	10,457
Series 2018-1, Class M, 4.75%, 05/25/57		20	19,561
Series 2018-3, Class M, 4.75%, 08/25/57(b)		90	88,548
STACR Trust, Series 2018-DNA2, Class M2, 4.55%, 12/25/30(b)(d)		47	47,271
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 4.11%, 04/25/36(d)		73	61,344
Structured Asset Mortgage Investments II Trust(d):
Series 2006-AR4, Class 3A1, 2.59%, 06/25/36(c)		98	88,984
Series 2006-AR5, Class 2A1, 2.61%, 05/25/46		63	54,220
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class B1, 2.93%, 01/25/45(d)		98	74,401
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		91	85,175
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		47	42,220

			10,441,539

Commercial Mortgage-Backed Securities — 2.7%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(b)(d)		200	195,540
280 Park Avenue Mortgage Trust(b)(d):
Series 2017-280P, Class D, 3.93%, 09/15/34		100	100,186
Series 2017-280P, Class E, 4.51%, 09/15/34		150	150,376
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(d)		100	99,926
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.49%, 04/15/35(b)(d)		70	70,284
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2015-200P, Class F, 3.72%, 04/14/33		300	299,116
Series 2016-ISQ, Class E, 3.73%, 08/14/34		200	194,723
Series 2017-SCH, Class CL, 3.89%, 11/15/32		100	100,000
Series 2017-SCH, Class DL, 4.39%, 11/15/32		100	100,000
Series 2018-DSNY, Class D, 4.09%, 09/15/34		650	652,335
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)		10	10,169
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 3.24%, 01/15/33(b)(d)		77	76,973
Bayview Commercial Asset Trust(b)(d):
Series 2005-2A, Class A1, 2.71%, 08/25/35		55	52,944
Series 2005-4A, Class A1, 2.70%, 01/25/36		50	48,125
Series 2005-4A, Class M1, 2.85%, 01/25/36		36	35,124
Series 2006-1A, Class A2, 2.76%, 04/25/36		13	12,093

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2006-3A, Class A1, 2.65%, 10/25/36	USD	23	$21,571
Series 2006-3A, Class A2, 2.70%, 10/25/36		19	18,018
Series 2007-2A, Class A1, 2.67%, 07/25/37		35	33,065
Series 2007-4A, Class A1, 2.85%, 09/25/37		180	171,138
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 3.12%, 03/15/37(b)(d)		35	34,868
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	103,489
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 01/12/45(d)		36	35,973
Benchmark Mortgage Trust(d):
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(b)		198	203,231
Series 2019-B9, Class C, 4.97%, 03/15/52		128	142,696
BHMS, Series 2018-ATLS, Class A, 3.64%, 07/15/35(b)(d)		140	140,042
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		150	157,298
Series 2013-1515, Class C, 3.45%, 03/10/33		105	107,332
BX Commercial Mortgage Trust, Series 2018-IND, Class H, 5.39%, 11/15/35(b)(d)		430	431,769
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.67%, 08/13/37		60	59,577
Series 2017-CC, Class E, 3.67%, 08/13/37		110	104,072
Series 2017-GM, Class D, 3.54%, 06/13/39		200	202,269
Series 2017-GM, Class E, 3.54%, 06/13/39		50	48,204
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 4.14%, 12/15/37(b)(d)		218	219,361
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(b)(d)		20	20,479
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		21	21,434
Series 2017-CD3, Class A4, 3.63%, 02/10/50		30	31,996
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,697
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)		126	139,285
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.91%, 04/10/28(b)(d)		100	100,794
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 3.18%, 07/15/32		190	190,000
Series 2017-BIOC, Class D, 3.99%, 07/15/32		110	110,207
Series 2017-BIOC, Class E, 4.54%, 07/15/32		270	270,000
Citigroup Commercial Mortgage Trust(d): Series 2016-C1, Class C, 5.12%, 05/10/49		40	43,736
Series 2016-GC37, Class C, 5.09%, 04/10/49		20	21,445
Series 2016-P3, Class C, 4.99%, 04/15/49		10	10,777
Series 2016-P3, Class D, 2.80%, 04/15/49(b)		10	8,645
CLNS Trust, Series 2017-IKPR, Class E, 5.91%, 06/11/32(b)(d)		63	63,315
Commercial Mortgage Pass-Through
Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		30	32,312
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.90%, 06/10/44(b)(d)		84	85,915

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2014-CR16, Class A4, 4.05%, 04/10/47	USD	177	$189,472
Series 2014-CR17, Class A5, 3.98%, 05/10/47		59	63,189
Series 2014-CR19, Class A5, 3.80%, 08/10/47		50	53,236
Series 2014-LC15, Class A4, 4.01%, 04/10/47		50	53,367
Series 2014-UBS4, Class C, 4.78%, 08/10/47(d)		50	51,777
Series 2015-CR23, Class CMD, 3.81%, 05/10/48(b)(d)		350	350,366
Series 2015-CR25, Class A4, 3.76%, 08/10/48		100	106,834
Series 2015-LC19, Class A4, 3.18%, 02/10/48		59	61,187
Series 2015-LC19, Class C, 4.40%, 02/10/48(d)		10	10,504
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		20	18,410
Series 2015-LC21, Class C, 4.44%, 07/10/48(d)		150	156,514
Series 2016-667M, Class D, 3.28%, 10/10/36(b)(d)		100	95,355
Core Industrial Trust(b):
Series 2015-TEXW, Class A, 3.08%, 02/10/34		99	101,649
Series 2015-WEST, Class A, 3.29%, 02/10/37		540	567,230
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39(b)(d)		330	329,495
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4, 3.50%, 06/15/57		50	52,309
CSMC Trust(b):
Series 2015-GLPB, Class A, 3.64%, 11/15/34		100	104,387
Series 2017-PFHP, Class A, 3.34%, 12/15/30(d)		60	59,773
Series 2017-TIME, Class A, 3.65%, 11/13/39		100	103,859
CSWF, Series 2018-TOP, Class A, 3.39%, 08/15/35(b)(d)		100	100,061
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(b)(d)		100	95,836
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		140	146,840
Series 2017-BRBK, Class E, 3.65%, 10/10/34(d)		310	311,203
Series 2017-BRBK, Class F, 3.65%, 10/10/34(d)		80	79,065
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(b)(d)		100	105,923
Exantas Capital Corp. Ltd.(b)(d):
Series 2018-RSO6, Class A, 3.22%, 06/15/35		160	160,108
Series 2019-RSO7, Class AS, 3.89%, 04/15/36		160	160,000
GPMT Ltd., Series 2018-FL1, Class A, 3.28%, 11/21/35(b)(d)		61	61,331
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28(b)(d)		330	330,254
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		100	114,989

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2013-KING, Class D, 3.55%, 12/10/27(d)	USD	124	$123,734
Series 2013-KING, Class E, 3.55%, 12/10/27(d)		460	458,309
GS Mortgage Securities Corp. Trust(b):
Series 2017-500K, Class D, 3.69%, 07/15/32(d)		10	9,969
Series 2017-500K, Class E, 3.89%, 07/15/32(d)		20	19,994
Series 2017-500K, Class F, 4.19%, 07/15/32(d)		110	109,520
Series 2017-GPTX, Class A, 2.86%, 05/10/34		100	100,428
GS Mortgage Securities Trust:
Series 2015-GC32, Class C, 4.56%, 07/10/48(d)		30	31,650
Series 2017-GS6, Class A3, 3.43%, 05/10/50		150	157,815
Series 2017-GS7, Class A4, 3.43%, 08/10/50		76	79,166
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		20	17,928
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		110	111,448
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		100	104,725
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(d)		100	98,866
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		50	52,890
Series 2015-C33, Class D1, 4.27%, 12/15/48(b)(d)		100	99,446
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class C, 4.05%, 03/15/50(d)		110	112,887
Series 2017-JP5, Class D, 4.80%, 03/15/50(b)(d)		100	102,278
Series 2017-JP7, Class B, 4.05%, 09/15/50		10	10,542
JPMDB Commercial Mortgage Securities Trust(d):
Series 2017-C5, Class C, 4.51%, 03/15/50		300	317,945
Series 2017-C5, Class D, 4.72%, 03/15/50(b)		121	123,160
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.69%, 06/15/45(b)(d)		100	101,811
Series 2014-C20, Class A5, 3.80%, 07/15/47		70	73,821
Series 2015-JP1, Class D, 4.39%, 01/15/49(d)		50	50,568
Series 2015-UES, Class D, 3.74%, 09/05/32(b)(d)		130	130,676
Series 2015-UES, Class E, 3.74%, 09/05/32(b)(d)		100	100,142
Series 2016-NINE, Class A, 2.95%, 10/06/38(b)(d)		150	152,440
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.65%, 03/25/37(b)(d)		41	40,187
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.27%, 04/20/48(b)(d)		100	101,675
Madison Avenue Trust, Series 2013-650M, Class D, 4.17%, 10/12/32(b)(d)		101	102,048
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.53%, 09/12/42(b)(d)		100	101,248

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47	USD	140	$149,030
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		46	42,616
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 6.14%, 06/11/42(d)		76	80,317
Series 2015-MS1, Class D, 4.17%, 05/15/48(b)(d)		100	96,591
Series 2017-CLS, Class F, 4.99%, 11/15/34(b)(d)		211	210,065
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		140	117,739
Series 2017-JWDR, Class D, 4.34%, 11/15/34(b)(d)		30	30,155
Series 2017-JWDR, Class E, 5.44%, 11/15/34(b)(d)		39	39,317
Series 2019-AGLN, Class D, 4.14%, 03/15/34(b)(d)		150	149,998
Series 2019-AGLN, Class F, 4.99%, 03/15/34(b)(d)		150	150,188
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, 4.74%, 06/15/35(b)(d)		91	90,510
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(b)(d)		190	185,843
PFP Ltd.(b)(d):
Series 2019-5, Class A, 3.37%, 04/14/36		63	63,000
Series 2019-5, Class AS, 3.82%, 04/14/36		40	40,000
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		100	99,700
USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(b)(d)		50	52,113
Velocity Commercial Capital Loan Trust(d):
Series 2016-2, Class M4, 7.23%, 10/25/46.		100	105,593
Series 2017-2, Class M3, 4.24%, 11/25/47(b)		156	158,275
Series 2017-2, Class M4, 5.00%, 11/25/47(b)		78	79,362
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		20	19,920
Series 2015-C31, Class A4, 3.70%, 11/15/48		50	53,290
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		110	117,400
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		20	21,324
Series 2015-P2, Class A4, 3.81%, 12/15/48		70	75,056
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		78	68,329
Series 2017-C39, Class C, 4.12%, 09/15/50		20	20,307
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(d)		83	82,026
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)		60	51,263
Series 2017-HSDB, Class A, 3.26%, 12/13/31(b)(d)		151	150,446
Series 2018-C44, Class A5, 4.21%, 05/15/51		770	856,167
Series 2019-C49, Class A5, 4.02%, 03/15/52		100	109,761
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 3.34%, 03/15/44(b)(d)		2	2,354
Series 2014-C21, Class A5, 3.68%, 08/15/47		60	63,399

			16,616,217

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 0.3%(d)
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.70%, 12/15/35(b)	USD	15,000	$513,750
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 02/15/50		1,000	44,229
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)		1,030	63,129
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)		3,475	108,306
Benchmark Mortgage Trust:
Series 2018-B8, Class XA, 0.83%, 01/15/52		4,996	258,658
Series 2019-B9, Class XA, 1.22%, 03/15/52		1,049	86,849
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.89%, 05/10/58		170	7,839
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)		1,916	10,308
Series 2015-CR25, Class XA, 1.05%, 08/10/48		336	14,073
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.22%, 11/15/50		1,430	23,958
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.01%, 09/15/47		1,233	44,022
Series 2014-C23, Class XA, 0.84%, 09/15/47		1,335	34,378
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	85,329
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		900	41,103
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.33%, 12/15/47(b)		130	6,627
Series 2015-C26, Class XD, 1.49%, 10/15/48(b)		120	9,029
Series 2016-C31, Class XA, 1.57%, 11/15/49		969	73,619
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.69%, 03/15/49(b)		1,000	92,980
Series 2017-H1, Class XD, 2.36%, 06/15/50(b)		110	16,314
Series 2019-L2, Class XA, 1.20%, 03/15/52		386	31,936
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		1,880	7,219
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		376	4
UBS Commercial Mortgage Trust, Series 2018-C14, Class XA, 1.18%, 12/15/51		1,156	87,400
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class XD, 1.41%, 08/15/49(b)		1,000	73,290

			1,734,349

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(j)		118	10,196

Total Non-Agency Mortgage-Backed Securities — 4.7% (Cost: $28,289,179)			28,802,301

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Beneficial Interest (000)	Value

Other Interests — 0.0%(o)

Capital Markets — 0.0%(c)(g)(h)
Lehman Brothers Holdings Capital Trust VII	USD	185	$—
Lehman Brothers Holdings, Inc.		1,365	—

			—

Total Other Interests — 0.0%			—

		Par (000)

Capital Trusts — 0.2%

Capital Markets — 0.1%(f)(k)
Bank of New York Mellon Corp. (The), Series F, 4.62%(h)		270	268,842
State Street Corp.:
Series F, 5.25%		205	210,287
Series H, 5.63%		335	337,931

			817,060

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)(h)		620	634,880

Total Capital Trusts — 0.2% (Cost: $1,444,515)			1,451,940

U.S. Government Sponsored Agency Securities — 38.4%

Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 6.85%, 03/25/30(a)		250	270,843

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 04/25/28		42	46,645
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series KL4F, Class A2AS, 3.68%, 10/25/25(k)		71	75,414
Federal Home Loan Mortgage Corp. Variable Rate Notes(k):
Series 2017-K64, Class B, 4.12%, 05/25/50(b)		20	20,928
Series 2018-K77, Class B, 4.30%, 05/25/51(b)		20	21,047
Series 2018-K732, Class B, 4.19%, 05/25/25(b)		100	104,250
Series 2018-SB52, Class A10F, 3.48%, 06/25/28		79	83,454
Series 2018-SB53, Class A10F, 3.66%, 06/25/28		48	50,796
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		33	31,842
Series 2016-158, Class VA, 2.00%, 03/16/35		88	83,285

			517,661

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series KW03, Class X1, 0.98%, 06/25/27(k)		267	13,824
Federal National Mortgage Association ACES Variable Rate Notes(k):
Series 2013-M5, Class X2, 2.36%, 01/25/22		288	7,303
Series 2017-M12, Class X, 0.44%, 06/25/27		462	12,640

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes:
Series 2013-63, 0.79%, 09/16/51(k)	USD	588	$31,304
Series 2013-191, 0.74%, 11/16/53(k)		98	3,296
Series 2015-48, 0.69%, 02/16/50(k)		192	8,698
Series 2015-173, 0.89%, 09/16/55(k)		226	15,028
Series 2016-26, 0.96%, 02/16/58(k)		592	42,702
Series 2016-67, 1.17%, 07/16/57(k)		151	12,113
Series 2016-87, 1.00%, 08/16/58(k)		267	20,269
Series 2016-110, 1.03%, 05/16/58(k)		194	14,868
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(a)		291	26,926
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(a)		200	15,526
Series 2016-125, 1.06%, 12/16/57(k)		292	23,368
Series 2016-128, 0.95%, 09/16/56(k)		152	11,355
Series 2016-152, 0.93%, 08/15/58(k)		535	39,935
Series 2016-162, 1.00%, 09/16/58(k)		124	10,144

			309,299

Mortgage-Backed Securities — 38.3%
Federal Home Loan Mortgage Corp.:
2.50%, 02/01/24 - 04/01/31		662	667,874
3.00%, 09/01/27 - 04/01/47		5,422	5,520,848
3.50%, 09/01/30 - 01/01/48		9,223	9,610,189
4.00%, 08/01/40 - 08/01/47		2,745	2,904,634
4.50%, 02/01/39 - 04/01/49		7,295	7,833,573
5.00%, 10/01/41 - 11/01/41		179	192,967
5.50%, 02/01/35 - 06/01/41		204	223,554
Federal National Mortgage Association:
4.00%, 01/01/41		32	33,388
6.00%, 07/01/39		158	177,850
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		6,043	6,186,760
3.00%, 07/15/49 - 08/15/49(p)		18,728	19,131,958
3.50%, 01/15/42 - 11/20/46		15,484	16,030,552
3.50%, 07/15/49 - 08/15/49(p)		1,584	1,636,289
4.00%, 04/20/39 - 10/20/46		737	780,564
4.00%, 07/15/49(p)		10,033	10,400,097
4.50%, 12/20/39 - 09/20/48		3,100	3,258,530
4.50%, 07/15/49(p)		2,649	2,761,143
5.00%, 12/15/38 - 07/20/44		181	198,800
5.00%, 07/15/49(p)		1,806	1,887,870
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		611	604,552
2.50%, 09/01/27 - 02/01/33		3,325	3,352,044
2.50%, 06/25/34 - 08/25/34(p)		1,966	1,979,340
3.00%, 04/01/28 - 11/01/48		12,514	12,751,941
3.00%, 07/25/34 - 07/25/49(p)		21,711	21,932,687
3.50%, 03/01/29 - 01/01/48		13,775	14,328,189
3.50%, 07/25/34 - 07/25/49(p)		8,130	8,317,981
4.00%, 08/01/31 - 08/01/48		17,822	18,899,371
4.00%, 07/25/49(p)		6,991	7,225,444
4.50%, 02/01/25 - 05/01/49		18,104	19,530,041
4.50%, 07/25/49 - 08/25/49(p)		30,628	32,000,758
5.00%, 02/01/35 - 06/01/45		1,201	1,306,890
5.00%, 07/25/49(p)		1,605	1,696,566
5.50%, 02/01/35 - 03/01/40		599	657,958
5.50%, 07/25/49(p)		987	1,052,726
6.00%, 04/01/35 - 06/01/41		334	379,119
6.00%, 07/25/49(p)		172	188,340

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
6.50%, 05/01/40	USD	134	$157,070

			235,798,457

Total U.S. Government Sponsored Agency Securities — 38.4% (Cost: $233,959,442)			236,896,260

U.S. Treasury Obligations — 17.7%
U.S. Treasury Bonds:
4.25%, 05/15/39		480	627,937
4.50%, 08/15/39		480	648,375
4.38%, 11/15/39		480	638,212
3.13%, 02/15/43		1,810	2,018,291
2.88%, 05/15/43 - 11/15/46		3,550	3,797,992
3.63%, 08/15/43		1,810	2,184,797
3.75%, 11/15/43		1,810	2,228,138
3.00%, 02/15/48 - 02/15/49		2,300	2,521,222
U.S. Treasury Inflation Linked Notes, 0.50%, 04/15/24		18,964	19,200,558
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25		14,850	14,940,170
2.50%, 12/31/20		5,240	5,290,763
2.25%, 03/31/21 - 08/15/27		8,540	8,664,080
1.13%, 07/31/21		7,860	7,758,680
1.50%, 01/31/22 - 08/15/26		12,040	11,872,063
1.75%, 04/30/22		6,630	6,635,698
2.13%, 12/31/22 - 05/15/25		14,380	14,611,308
2.75%, 05/31/23		3,500	3,633,848
2.88%, 08/15/28		1,050	1,128,340
3.13%, 11/15/28		655	718,428
2.63%, 02/15/29		53	55,890

Total U.S. Treasury Obligations — 17.7% (Cost: $106,618,089)			109,174,790

Total Long-Term Investments — 115.0% (Cost: $691,194,252)			708,665,192

Short-Term Securities — 2.1%

Borrowed Bond Agreements — 0.2%(q)
Bank of America Securities, Inc., 1.80%, 07/01/19 (Purchased on 06/28/19 to be repurchased at USD 422,343, collateralized by U.S. Treasury Notes, 2.38%, due at 05/15/29, par and fair value of USD 408,000 and $421,626, respectively)		422	422,281
Bank of America Securities, Inc., 2.30%, 07/01/19 (Purchased on 06/28/19 to be repurchased at USD 431,730, collateralized by U.S. Treasury Bonds, 2.88%, due at 05/15/49, par and fair value of USD 402,000 and $431,271, respectively)		432	431,647
Credit Suisse Securities USA LLC, 1.75%, Open (Purchased on 06/13/19 to be repurchased at USD 90,385, collateralized by YPF SA, 8.50%, due at 03/23/21, par and fair value of USD 88,000 and $89,485, respectively)(r)		90	90,310

Total Borrowed Bond Agreements — 0.2% (Cost: $944,238)			944,238

Security		Par (000)	Value

Foreign Government Obligations — 0.1%

Egypt — 0.1%
Arab Republic of Egypt Treasury Bills(s):
18.20%, 07/30/19	EGP	1,475	$87,332
19.40%, 08/06/19		1,475	87,055
19.19%, 08/20/19		1,475	86,478
21.35%, 08/27/19		1,500	84,535
18.32%, 09/10/19		2,950	171,033
19.33%, 11/05/19		1,475	83,385

			599,818

Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills(s):
13.38%, 07/04/19	NGN	8,527	23,634
14.36%, 08/15/19		17,054	46,762
14.40%, 09/12/19		11,370	30,827
14.33%, 10/03/19		5,685	15,335
12.30%, 11/28/19		11,370	30,064
14.71%, 01/16/20		11,370	29,515
13.57%, 05/28/20		11,370	28,245

			204,382

Total Foreign Government Obligations — 0.1% (Cost: $776,177)			804,200

		Shares

Money Market Funds — 1.8%(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%*		11,143,156	11,143,156
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.17%		140,906	140,906

Total Money Market Funds — 1.8% (Cost: $11,284,062)			11,284,062

Total Short-Term Securities — 2.1% (Cost: $13,004,477)			13,032,500

Total Options Purchased — 0.0% (Cost: $275,243)			181,152

Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments — 117.1% (Cost: $704,473,972)			721,878,844

Total Options Written — (0.0)%
(Premium Received — $93,733)			(59,678)

		Par (000)

Borrowed Bonds — (0.1)%

Foreign Agency Obligations — (0.0)%
YPF SA, 8.50%, 03/23/21	USD	88	(89,485)

Total Foreign Agency Obligations — (0.0)% (Proceeds: $85,687)			(89,485)

U.S. Treasury Obligations — (0.1)%
U.S. Treasury Bonds, 2.88%, 05/15/49		402	(431,271)
U.S. Treasury Notes, 2.38%, 05/15/29		408	(421,626)

			(852,897)

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Borrowed Bonds (continued)

Total U.S. Treasury Obligations — (0.1)% (Proceeds: $846,959)		$(852,897)

Total Borrowed Bonds — (0.1)% (Proceeds: $932,646)		(942,382)

TBA Sale Commitments — (9.1)%(p)

Mortgage-Backed Securities — (9.1)%
Government National Mortgage Association:
3.00%, 07/15/49	13,125	(13,412,622)
3.50%, 07/15/49	500	(516,504)

Security		Par (000)	Value

TBA Sale Commitments (continued)
4.50%, 07/15/49	USD	100	$(105,296)
Uniform Mortgage-Backed Securities:
2.50%, 06/25/34		184	(185,091)
4.00%, 07/25/34		395	(410,044)
3.00%, 07/25/49		10,568	(10,658,199)
3.50%, 07/25/49 - 08/25/49		13,662	(13,966,560)
4.50%, 07/25/49		15,954	(16,671,151)

Total TBA Sale Commitments — (9.1)% (Proceeds: $55,759,302)			(55,925,467)

Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 107.9% (Cost: $647,688,291)			664,951,317

Liabilities in Excess of Other Assets — (7.9)%			(48,698,230)

Net Assets — 100.0%			$616,253,087

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.

(l) Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

(m)	When-issued security.
(n)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(p)	Represents or includes a TBA transaction.
(q)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(r)	The amount to be repurchased assumes the maturity will be the day after the period end.
(s)	Rates are discount rates or a range of discount rates as of period end.
(t)	Annualized 7-day yield as of period end.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold		Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	22,894,841	—	(11,751,685	)(b)	11,143,156	$11,143,156	$282,546	$—	$—
BlackRock Allocation Target Shares-BATS Series A	—	1,635,282	—		1,635,282	16,500,000	24,489	—	—

						$27,643,156	$307,035	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-Bund	106	09/06/19	$20,821	$70,545
Euro-Buxl	14	09/06/19	3,230	53,920
U.S. Treasury 10 Year Ultra Note	102	09/19/19	14,089	125,093
U.S. Treasury Ultra Bond	159	09/19/19	28,232	599,202
U.S. Treasury 2 Year Note	336	09/30/19	72,300	79,303
U.S. Treasury 5 Year Note	352	09/30/19	41,591	173,601

				1,101,664

Short Contracts
U.S. Treasury 10 Year Note	339	09/19/19	43,381	(431,417)
U.S. Treasury Long Bond	16	09/19/19	2,490	(26,515)

				(457,932)

				$643,732

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	704,550	USD	183,000	Bank of America NA	07/02/19	$479
BRL	442,922	USD	115,000	Citibank NA	07/02/19	346
BRL	1,194,777	USD	306,000	Credit Suisse International	07/02/19	5,144
BRL	358,722	USD	90,000	Goldman Sachs International	07/02/19	3,418
BRL	494,011	USD	127,000	Morgan Stanley & Co. International plc	07/02/19	1,650
USD	388,516	MXN	7,443,000	Deutsche Bank AG	07/03/19	797
TWD	3,793,200	USD	120,000	BNP Paribas SA	07/05/19	2,295
TWD	969,175	USD	30,855	UBS AG	07/05/19	392
TRY	354,355	USD	60,329	UBS AG	07/08/19	666
ZAR	1,531,073	USD	105,600	Citibank NA	07/08/19	3,020
TRY	279,689	USD	44,000	UBS AG	07/10/19	4,089
IDR	2,488,200,000	USD	174,000	BNP Paribas SA	07/16/19	1,918
COP	397,243,000	USD	121,000	UBS AG	07/17/19	2,490
EGP	898,050	USD	51,288	Citibank NA	07/17/19	2,209
EGP	694,566	USD	39,712	JPMorgan Chase Bank NA	07/17/19	1,663
USD	121,000	COP	387,442,000	Natwest Markets plc	07/17/19	557
CLP	85,095,000	USD	122,000	Morgan Stanley & Co. International plc	07/24/19	3,621
IDR	8,061,890,000	USD	562,000	Bank of America NA	07/24/19	7,347
IDR	6,127,924,695	USD	432,479	Citibank NA	07/24/19	287
KRW	214,347,900	USD	183,000	Bank of America NA	07/24/19	2,298
MXN	2,972,277	USD	154,000	Bank of America NA	07/24/19	287
MXN	2,218,847	USD	115,000	Morgan Stanley & Co. International plc	07/24/19	177
PLN	687,879	USD	183,000	Bank of America NA	07/24/19	1,353
PLN	147,952	USD	38,896	BNP Paribas SA	07/24/19	756
PLN	369,819	USD	97,239	Deutsche Bank AG	07/24/19	1,874
PLN	60,341	USD	15,866	JPMorgan Chase Bank NA	07/24/19	306
TRY	358,558	USD	61,000	Bank of America NA	07/24/19	156
TRY	719,952	USD	122,000	BNP Paribas SA	07/24/19	797
USD	122,000	CLP	82,618,400	Credit Suisse International	07/24/19	35
USD	245,000	KRW	283,391,500	Bank of America NA	07/24/19	16
USD	338,000	KRW	390,562,000	BNP Paribas SA	07/24/19	370
USD	122,000	MXN	2,339,655	Bank of America NA	07/24/19	552
USD	65,550	MXN	1,260,494	Barclays Bank plc	07/24/19	119
USD	316,628	MXN	6,093,717	BNP Paribas SA	07/24/19	311
USD	122,000	MXN	2,328,394	Citibank NA	07/24/19	1,136
USD	152,000	PLN	566,706	Deutsche Bank AG	07/24/19	121
USD	123,000	RUB	7,761,300	BNP Paribas SA	07/24/19	610
ZAR	2,784,004	USD	190,262	Bank of America NA	07/24/19	6,843

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

ZAR	4,924,505	USD	343,905	BNP Paribas SA	07/24/19	$4,745
ZAR	560,170	USD	38,905	Morgan Stanley & Co. International plc	07/24/19	755
ZAR	1,004,194	USD	68,929	UBS AG	07/24/19	2,168
BRL	2,358,704	USD	611,000	Credit Suisse International	08/02/19	1,448
USD	3,541,819	EUR	3,104,000	UBS AG	08/06/19	1,782
ARS	2,162,000	USD	46,000	BNP Paribas SA	08/21/19	1,153
USD	797,346	MXN	15,417,067	Barclays Bank plc	08/21/19	999
EGP	3,084,250	USD	169,000	Citibank NA	09/09/19	11,707
BRL	3,263,500	USD	841,000	Morgan Stanley & Co. International plc	09/18/19	2,425
CAD	162,095	USD	121,000	BNP Paribas SA	09/18/19	2,959
CAD	209,659	USD	160,000	Citibank NA	09/18/19	332
CHF	1,374,000	JPY	151,077,486	Citibank NA	09/18/19	8,182
JPY	49,414,261	USD	458,000	Standard Chartered Bank	09/18/19	3,006
NZD	1,145,000	SEK	7,015,276	Bank of America NA	09/18/19	10,614
USD	458,000	SEK	4,209,844	Bank of America NA	09/18/19	2,080
USD	2,019,000	TWD	62,265,960	Bank of America NA	09/18/19	968
USD	1,504,520	EUR	1,160,000	Deutsche Bank AG	12/13/19	168,370
USD	1,514,264	EUR	1,160,000	Deutsche Bank AG	02/25/20	171,167
JPY	154,610,000	USD	1,432,635	JPMorgan Chase Bank NA	03/16/20	28,194
USD	1,543,322	JPY	154,610,000	HSBC Bank plc	03/16/20	82,492

						566,051

USD	120,684	BRL	466,625	BNP Paribas SA	07/02/19	(834)
USD	611,000	BRL	2,351,739	Credit Suisse International	07/02/19	(1,440)
USD	89,316	BRL	347,412	Morgan Stanley & Co. International plc	07/02/19	(1,157)
EUR	3,104,000	USD	3,532,042	UBS AG	07/03/19	(2,184)
USD	2,329,348	EUR	2,069,000	BNP Paribas SA	07/03/19	(23,512)
USD	1,198,944	EUR	1,069,000	State Street Bank and Trust Co.	07/03/19	(16,719)
USD	150,855	TWD	4,720,253	BNP Paribas SA	07/05/19	(1,329)
USD	60,329	TRY	355,259	Citibank NA	07/08/19	(822)
USD	70,400	ZAR	1,018,582	BNP Paribas SA	07/08/19	(1,862)
USD	35,200	ZAR	511,683	Goldman Sachs International	07/08/19	(1,101)
USD	44,000	TRY	287,144	BNP Paribas SA	07/10/19	(5,371)
USD	122,000	IDR	1,731,546,000	UBS AG	07/15/19	(439)
USD	87,000	IDR	1,259,934,000	JPMorgan Chase Bank NA	07/16/19	(2,079)
USD	87,000	IDR	1,272,375,000	UBS AG	07/16/19	(2,958)
MXN	2,345,279	USD	122,000	Bank of America NA	07/24/19	(260)
MXN	6,802,973	USD	353,778	Barclays Bank plc	07/24/19	(645)
MXN	3,509,153	USD	183,000	Citibank NA	07/24/19	(845)
MXN	4,542,100	USD	236,000	JPMorgan Chase Bank NA	07/24/19	(226)
MXN	2,329,151	USD	122,000	Morgan Stanley & Co. International plc	07/24/19	(1,097)
RUB	7,764,375	USD	123,000	Deutsche Bank AG	07/24/19	(561)
TRY	1,077,136	USD	184,000	Bank of America NA	07/24/19	(281)
USD	432,479	IDR	6,203,911,255	Bank of America NA	07/24/19	(5,654)
USD	421,000	IDR	5,965,275,300	Citibank NA	07/24/19	(280)
USD	141,000	IDR	2,025,324,000	JPMorgan Chase Bank NA	07/24/19	(2,032)
USD	121,000	IDR	1,738,528,000	UBS AG	07/24/19	(1,778)
USD	201,600	MXN	3,884,513	Bank of America NA	07/24/19	(40)
USD	121,000	MXN	2,332,335	Deutsche Bank AG	07/24/19	(68)
USD	61,000	TRY	364,332	Citibank NA	07/24/19	(1,141)
USD	183,000	ZAR	2,595,123	Bank of America NA	07/24/19	(732)
USD	121,000	ZAR	1,783,295	BNP Paribas SA	07/24/19	(5,255)
USD	69,000	ZAR	996,146	Goldman Sachs International	07/24/19	(1,526)
USD	183,000	ZAR	2,597,795	HSBC Bank plc	07/24/19	(921)
USD	86,000	ZAR	1,252,573	UBS AG	07/24/19	(2,681)
USD	655,122	IDR	9,632,252,156	Standard Chartered Bank	08/07/19	(23,779)
USD	597,476	RUB	38,831,654	HSBC Bank plc	08/07/19	(13,678)
USD	461,107	RUB	30,311,109	Morgan Stanley & Co. International plc	08/07/19	(15,946)
USD	243,864	IDR	3,550,654,730	Goldman Sachs International	08/08/19	(6,358)
USD	12,761	IDR	185,425,596	UBS AG	08/08/19	(307)
USD	651,598	IDR	9,632,252,156	Citibank NA	08/14/19	(26,637)
USD	90,000	ARS	4,639,500	Bank of America NA	08/21/19	(11,187)
USD	916,222	ZAR	13,519,042	Bank of America NA	08/21/19	(37,403)

34	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	727,347	ZAR	10,646,000	BNP Paribas SA	08/21/19	$(23,615)
ZAR	8,505,304	USD	600,000	Bank of America NA	08/21/19	(41)
ARS	2,873,700	USD	62,000	Citibank NA	09/03/19	(501)
USD	283,118	EUR	249,000	Bank of America NA	09/09/19	(1,614)
JPY	50,646,120	CHF	458,000	Citibank NA	09/18/19	(50)
JPY	100,393,281	CHF	916,000	HSBC Bank plc	09/18/19	(8,487)
JPY	216,266,194	USD	2,019,000	Bank of America NA	09/18/19	(1,364)
JPY	216,149,577	USD	2,019,000	Morgan Stanley & Co. International plc	09/18/19	(2,452)
SEK	7,050,337	NZD	1,145,000	Bank of America NA	09/18/19	(6,816)
SEK	4,225,444	USD	458,000	Bank of America NA	09/18/19	(391)
USD	281,000	CAD	373,729	Bank of America NA	09/18/19	(4,801)
USD	458,000	JPY	49,198,818	JPMorgan Chase Bank NA	09/18/19	(996)
USD	2,019,000	SGD	2,729,627	HSBC Bank plc	09/18/19	(897)
EUR	1,160,000	USD	1,419,283	JPMorgan Chase Bank NA	12/13/19	(83,133)
EUR	1,160,000	USD	1,429,520	JPMorgan Chase Bank NA	02/25/20	(86,423)

						(444,706)

Net Unrealized Appreciation						$121,345

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	BNP Paribas SA	07/01/19	KRW	1,180.00	KRW	1,148.00	USD	299	$1,330
USD Currency	Down and Out	Deutsche Bank AG	07/11/19	BRL	3.87	BRL	3.74	USD	241	1,197
USD Currency	Up and In	Deutsche Bank AG	08/09/19	CNH	7.10	CNH	7.10	USD	13	806

										$3,333

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	07/01/19	BRL	4.00	USD	196	$—
USD Currency	Morgan Stanley & Co. International plc	07/05/19	KRW	1,195.00	USD	117	7
USD Currency	BNP Paribas SA	07/11/19	TWD	31.60	USD	294	116
USD Currency	HSBC Bank plc	07/11/19	TWD	31.20	USD	236	452
USD Currency	Deutsche Bank AG	07/12/19	TRY	6.65	USD	145	4
USD Currency	BNP Paribas SA	07/18/19	TWD	31.50	USD	296	279
USD Currency	Bank of America NA	07/19/19	CAD	1.36	USD	245	17
USD Currency	Bank of America NA	07/24/19	TWD	31.10	USD	306	1,208
USD Currency	HSBC Bank plc	07/26/19	CNH	7.03	USD	46,434	71,689
USD Currency	Bank of America NA	07/30/19	CAD	1.33	USD	245	541
USD Currency	JPMorgan Chase Bank NA	07/30/19	TWD	31.10	USD	1,534	6,720
AUD Currency	HSBC Bank plc	07/31/19	USD	0.71	AUD	264	1,132
EUR Currency	Bank of America NA	08/01/19	USD	1.15	EUR	14,821	60,975

							143,140

Put
USD Currency	Bank of America NA	07/02/19	MXN	19.00	USD	183	101
AUD Currency	Bank of America NA	07/03/19	USD	0.68	AUD	251	3
AUD Currency	BNP Paribas SA	07/03/19	USD	0.68	AUD	251	3
USD Currency	JPMorgan Chase Bank NA	07/03/19	PLN	3.75	USD	245	1,591
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,165.00	USD	235	2,108
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,150.00	USD	352	792
USD Currency	Morgan Stanley & Co. International plc	07/05/19	KRW	1,140.00	USD	352	221
USD Currency	Deutsche Bank AG	07/09/19	MXN	19.06	USD	246	728
USD Currency	BNP Paribas SA	07/11/19	IDR	14,100.00	USD	353	1,330

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

OTC Currency Options Purchased (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,400.00	USD	235	$4,526
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.78	USD	241	973
GBP Currency	Barclays Bank plc	07/15/19	USD	1.25	GBP	4,562	3,977
USD Currency	Bank of America NA	07/19/19	BRL	4.02	USD	236	11,408
USD Currency	HSBC Bank plc	08/12/19	KRW	1,125.00	USD	1,055	1,811
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,125.00	USD	245	577
USD Currency	JPMorgan Chase Bank NA	09/03/19	KRW	1,125.00	USD	1,503	4,530

							34,679

							$177,819

OTC Currency Options Written

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	07/01/19	BRL	4.00	USD	196	$—
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,195.00	USD	117	(7)
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.95	USD	241	(500)
USD Currency	HSBC Bank plc	07/11/19	TWD	31.60	USD	294	(115)
USD Currency	Deutsche Bank AG	07/12/19	TRY	7.20	USD	145	—
USD Currency	HSBC Bank plc	07/26/19	CNH	6.96	USD	15,478	(42,575)
USD Currency	Bank of America NA	08/22/19	TWD	31.60	USD	306	(685)
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,195.00	USD	245	(612)

							(44,494)

Put
AUD Currency	Citibank NA	07/03/19	USD	0.68	AUD	502	(6)
USD Currency	JPMorgan Chase Bank NA	07/05/19	KRW	1,140.00	USD	352	(223)
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,100.00	USD	353	(1,328)
GBP Currency	Citibank NA	07/15/19	USD	1.25	GBP	4,562	(3,939)
USD Currency	Bank of America NA	07/19/19	BRL	3.92	USD	355	(9,274)
AUD Currency	HSBC Bank plc	07/31/19	USD	0.69	AUD	264	(414)

							(15,184)

							$(59,678)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD	15,353	$(336,270)	$(317,227)	$(19,043)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
2.15%	At Termination	1 month USCPI	At Termination	04/15/29	USD	5,796	$(121,250)	$—	$(121,250)

36	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	22,534	$5,613	$—	$5,613
3 month BA	Semi-Annual	1.71%	Semi-Annual	N/A		06/20/21	CAD	20,575	(20,807)	—	(20,807)
6.73%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	23,354	(1,403)	—	(1,403)
6.74%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	23,354	(1,708)	—	(1,708)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	5,081	1,429	—	1,429
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	3,855	1,055	—	1,055
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	7,278	13,123	—	13,123
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	5,230	9,491	—	9,491
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A		05/27/24	MXN	14,878	17,647	—	17,647
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	1,733	(4,488)	—	(4,488)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	60	1,449	—	1,449
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	91	(3,002)	—	(3,002)
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	125	(9,931)	—	(9,931)
0.14%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	3,087	(7,692)	—	(7,692)
0.15%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	3,087	(10,631)	—	(10,631)
0.16%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	6,090	(25,510)	—	(25,510)
0.20%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	6,090	(51,506)	—	(51,506)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	152	(16,091)	—	(16,091)

									$(102,962)	$—	$(102,962)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	135	$(880)	$238	$(1,118)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	135	(987)	424	(1,411)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	142	2,118	5,623	(3,505)
Argentine Republic	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	42	6,839	5,592	1,247
Argentine Republic	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	26	4,233	3,306	927
Argentine Republic	5.00%	Quarterly	HSBC Bank plc	06/20/24	USD	40	6,514	4,872	1,642
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	640	14,613	20,570	(5,957)
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	150	3,426	4,821	(1,395)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/24	USD	2,227	50,860	66,397	(15,537)
Republic of Colombia	1.00%	Quarterly	Citibank NA	06/20/24	USD	66	(292)	614	(906)
Republic of the Philippines	1.00%	Quarterly	Citibank NA	06/20/24	USD	1,046	(26,120)	(15,792)	(10,328)
Republic of Turkey	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	240	30,360	22,837	7,523
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	268	33,953	25,731	8,222
State of Qatar	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	172	(3,036)	(2,502)	(534)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	772	3,787	12,916	(9,129)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	168	823	2,806	(1,983)
United Mexican States	1.00%	Quarterly	HSBC Bank plc	06/20/24	USD	1,240	6,084	21,431	(15,347)
United Mexican States	1.00%	Quarterly	HSBC Bank plc	06/20/24	USD	269	1,322	4,655	(3,333)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	150	(1,531)	1,753	(3,284)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	120	(1,225)	1,419	(2,644)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	100	(1,021)	1,169	(2,190)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	90	(919)	1,053	(1,972)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	230	(2,349)	2,897	(5,246)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	8	263	453	(190)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	191	(1,656)	(144)	(1,512)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	81	(704)	(12)	(692)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	30	$3,004	$2,813	$191

							$127,479	$195,940	$(68,461)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	NR	USD	135	$880	$(275)	$1,155
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	NR	USD	135	987	(371)	1,358
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	5	(19)	(487)	468
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	-0-	—	(3)	3
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	A	USD	60	900	(5,796)	6,696
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	A	USD	18	270	(959)	1,229
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	BBB-	USD	37	(1,215)	(4,366)	3,151
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	BBB-	USD	32	(1,051)	(2,760)	1,709
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	BBB-	USD	8	(263)	(482)	219
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A	USD	120	1,117	(5,076)	6,193
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A	USD	60	558	(2,584)	3,142
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	10	(318)	(840)	522
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB-	USD	30	(3,004)	(2,326)	(678)

								$(1,158)	$(26,325)	$25,167

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund							Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty	Termination Date		Notional Amount (000)	Value
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	470	$(12,964)	$—	$(12,964)
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	2,627	44,715	—	44,715
1 day BZDIOVER	At Termination	8.49%	At Termination	Citibank NA	01/02/25	BRL	2,825	68,119	—	68,119
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	672	2,522	—	2,522
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	541	(1,245)	—	(1,245)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	271	(687)	—	(687)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	864	(2,225)	—	(2,225)

38	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund					Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty	Termination Date			Value
		28 day
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,395	$9,058	$—	$9,058
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	122	(356)	—	(356)

								$106,937	$—	$106,937

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 month USCPI	U.S. Consumer Price Index	1.60%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.49%
3 month BA	Canadian Bankers Acceptances	1.97%
3 month JIBAR	Johannesburg Interbank Average Rate	7.03%
3 month LIBOR	London Interbank Offered Rate	2.32%
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(317,227)	$49,807	$(293,062)	$—
OTC Swaps	214,390	(44,775)	170,011	(106,368)	—
Options Written	N/A	N/A	41,748	(7,693)	(59,678)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,101,664	$—	$1,101,664
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	566,051	—	—	566,051
Options purchased
Investments at value — unaffiliated(b)	—	—	—	181,152	—	—	181,152
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	49,807	—	49,807
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	259,987	—	—	124,414	—	384,401

	$—	$259,987	$—	$747,203	$1,275,885	$—	$2,283,075

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	457,932	—	457,932
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	444,706	—	—	444,706
Options written
Options written at value	—	—	—	59,678	—	—	59,678
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	19,043	—	—	152,769	121,250	293,062
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	133,666	—	—	17,477	—	151,143

	$—	$152,709	$—	$504,384	$628,178	$121,250	$1,406,521

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,556,974	$—	$4,556,974
Forward foreign currency exchange contracts	—	—	—	(764,868)	—	—	(764,868)
Options purchased(a)	—	—	—	(298,647)	(120,783)	—	(419,430)
Options written	—	—	—	250,894	6,672	—	257,566
Swaps	—	(207,934)	—	2,915	202,180	(134,829)	(137,668)

	$—	$(207,934)	$—	$(809,706)	$4,645,043	$(134,829)	$3,492,574

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(1,241,122)	—	(1,241,122)
Forward foreign currency exchange contracts	—	—	—	341,181	—	—	341,181
Options purchased(b)	—	—	—	(56,504)	(103,963)	—	(160,467)
Options written	—	—	—	37,035	79,693	—	116,728
Swaps	—	(90,279)	—	2,640	7,202	(130,191)	(210,628)

	$—	$(90,279)	$—	$324,352	$(1,258,190)	$(130,191)	$(1,154,308)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

40	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$192,532,734
Average notional value of contracts — short	66,980,166
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	27,254,021
Average amounts sold — in USD	20,084,696
Options:
Average value of option contracts purchased	163,892
Average value of option contracts written	87,724
Average notional value of swaption contracts purchased	667,500
Average notional value of swaption contracts written	—(a)
Credit default swaps:
Average notional value — buy protection	18,006,816
Average notional value — sell protection	667,249
Interest rate swaps:
Average notional value — pays fixed rate	30,140,096
Average notional value — receives fixed rate	43,962,655
Currency swaps:
Average notional value — pays fixed rate	—(a)
Average notional value — receives fixed rate	—(a)
Inflation swaps:
Average notional value — pays fixed rate	9,226,885
Average notional value — receives fixed rate	13,362,165

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$19,517	$57,216
Forward foreign currency exchange contracts	566,051	444,706
Options(a)	181,152	59,678
Swaps — Centrally cleared	—	42,693
Swaps — OTC(b)	384,401	151,143

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,151,121	$755,436
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,517)	(99,909)

Total derivative assets and liabilities subject to an MNA	$1,131,604	$655,527

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$111,347	$(83,830)	$—	$—	$27,517
Barclays Bank plc	17,557	(4,150)	—	—	13,407
BNP Paribas SA	74,723	(69,130)	—	—	5,593
Citibank NA	178,071	(90,808)	—	—	87,263
Credit Suisse International	8,848	(8,215)	—	—	633
Deutsche Bank AG	374,106	(33,066)	—	—	341,040
Goldman Sachs International	15,576	(15,576)	—	—	—
HSBC Bank plc	190,176	(85,767)	—	—	104,409
JPMorgan Chase Bank NA	92,215	(92,215)	—	—	—
JPMorgan Securities LLC	5,235	(3,600)	—	—	1,635
Morgan Stanley & Co. International plc	48,600	(33,768)	—	—	14,832
Natwest Markets plc	557	—	—	—	557
Standard Chartered Bank	3,006	(3,006)	—	—	—
UBS AG	11,587	(10,347)	—	—	1,240

	$1,131,604	$(533,478)	$—	$—	$598,126

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$83,830	$(83,830)	$—	$—	$—
Barclays Bank plc	4,150	(4,150)	—	—	—
BNP Paribas SA	69,130	(69,130)	—	—	—
Citibank NA	90,808	(90,808)	—	—	—
Credit Suisse International	8,215	(8,215)	—	—	—
Deutsche Bank AG	33,066	(33,066)	—	—	—
Goldman Sachs International	15,740	(15,576)	—	—	164
HSBC Bank plc	85,767	(85,767)	—	—	—
JPMorgan Chase Bank NA	176,608	(92,215)	—	—	84,393
JPMorgan Securities LLC	3,600	(3,600)	—	—	—
Morgan Stanley & Co. International plc	33,768	(33,768)	—	—	—
Standard Chartered Bank	23,779	(3,006)	—	—	20,773
State Street Bank and Trust Co.	16,719	—	—	—	16,719
UBS AG	10,347	(10,347)	—	—	—

	$655,527	$(533,478)	$—	$—	$122,049

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$47,267,020	$3,649,720	$50,916,740
Corporate Bonds:
Aerospace & Defense	—	9,234,089	—	9,234,089

42	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Air Freight & Logistics	$—	$911,404	$—	$911,404
Airlines	—	3,163,247	—	3,163,247
Auto Components	—	59,946	—	59,946
Automobiles	—	2,568,918	—	2,568,918
Banks	—	45,584,875	—	45,584,875
Beverages	—	3,317,704	—	3,317,704
Biotechnology	—	3,092,037	—	3,092,037
Building Products	—	347,539	—	347,539
Capital Markets	—	11,513,724	848,338	12,362,062
Chemicals	—	2,865,018	—	2,865,018
Commercial Services & Supplies	—	1,988,943	—	1,988,943
Communications Equipment	—	161,309	—	161,309
Construction Materials	—	23,962	—	23,962
Consumer Finance	—	6,518,080	—	6,518,080
Containers & Packaging	—	210,991	—	210,991
Diversified Consumer Services	—	917,713	—	917,713
Diversified Financial Services	—	1,365,694	—	1,365,694
Diversified Telecommunication Services	—	8,270,898	—	8,270,898
Electric Utilities	—	16,462,303	—	16,462,303
Electronic Equipment, Instruments & Components	—	309,221	—	309,221
Energy Equipment & Services	—	1,439,545	—	1,439,545
Entertainment	—	1,364,683	—	1,364,683
Equity Real Estate Investment Trusts (REITs)	—	913,660	—	913,660
Food & Staples Retailing	—	1,985,443	—	1,985,443
Food Products	—	443,529	—	443,529
Gas Utilities	—	215,349	—	215,349
Health Care Equipment & Supplies	—	2,508,135	—	2,508,135
Health Care Providers & Services	—	7,165,491	—	7,165,491
Hotels, Restaurants & Leisure	—	859,218	—	859,218
Household Products	—	46,071	—	46,071
Independent Power and Renewable Electricity Producers	—	107,961	—	107,961
Industrial Conglomerates	—	741,667	—	741,667
Insurance	—	3,408,973	—	3,408,973
Internet & Direct Marketing Retail	—	532,212	—	532,212
IT Services	—	4,860,681	—	4,860,681
Life Sciences Tools & Services	—	1,095,780	—	1,095,780
Machinery	—	49,929	—	49,929
Media	—	6,161,027	—	6,161,027
Metals & Mining	—	1,124,331	—	1,124,331
Multiline Retail	—	9,579	—	9,579
Multi-Utilities	—	927,267	—	927,267
Oil, Gas & Consumable Fuels	—	18,389,818	—	18,389,818
Paper & Forest Products	—	970,046	—	970,046
Pharmaceuticals	—	6,531,121	—	6,531,121
Road & Rail	—	4,701,764	—	4,701,764
Semiconductors & Semiconductor Equipment	—	6,275,573	—	6,275,573
Software	—	3,535,979	—	3,535,979
Specialty Retail	—	943,374	—	943,374
Technology Hardware, Storage & Peripherals	—	1,692,793	—	1,692,793
Tobacco	—	2,987,968	—	2,987,968
Trading Companies & Distributors	—	58,947	—	58,947
Wireless Telecommunication Services	—	1,678,285	—	1,678,285
Floating Rate Loan Interests:
Banks	—	—	390,694	390,694
Capital Markets	—	—	163,563	163,563
Construction Materials	—	—	133,653	133,653
Gas Utilities	—	129,186	—	129,186
Thrifts & Mortgage Finance	—	—	1,445,373	1,445,373
Foreign Agency Obligations(a)	—	2,844,206	—	2,844,206
Foreign Government Obligations(a)	—	19,927,461	—	19,927,461
Investment Companies	16,500,000	—	—	16,500,000
Municipal Bonds	—	36,426,873	—	36,426,873
Non-Agency Mortgage-Backed Securities	—	26,859,137	1,943,164	28,802,301
Capital Trusts(a)	—	1,451,940	—	1,451,940
U.S. Government Sponsored Agency Securities	—	236,896,260	—	236,896,260
U.S. Treasury Obligations	—	109,174,790	—	109,174,790

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Borrowed Bond Agreements	$—	$944,238	$—	$944,238
Foreign Government Obligations(a)	—	804,200	—	804,200
Money Market Funds	11,284,062	—	—	11,284,062
Options Purchased:
Foreign currency exchange contracts	—	181,152	—	181,152
Liabilities:
Investments:
Borrowed Bonds	—	(942,382)	—	(942,382)
TBA Sale Commitments	—	(55,925,467)	—	(55,925,467)

	$27,784,062	$628,652,428	$8,574,505	$665,010,995

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$45,597	$—	$45,597
Foreign currency exchange contracts	—	566,051	—	566,051
Interest rate contracts	1,101,664	174,221	—	1,275,885
Liabilities:
Credit contracts	—	(107,934)	—	(107,934)
Foreign currency exchange contracts	—	(504,384)	—	(504,384)
Interest rate contracts	(457,932)	(170,246)	—	(628,178)
Other contracts	—	(121,250)	—	(121,250)

	$643,732	$(117,945)	$—	$525,787

(a)	See above Schedule of Investments for values in each industry or country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening balance, as of December 31, 2018	$1,026,437	$894,031	$3,465,229	$3,137,920	$81,630	$8,605,247
Transfers into level 3	2,254,328	—	126,225	—	—	2,380,553
Transfers out of level 3	(20,381)	—	—	(95,873)	(81,630)	(197,884)
Other(a)	733,948	—	—	(733,948)	—	—
Accrued discounts/premiums	3,028	—	58	19,531	—	22,617
Net realized gain	35,133	—	4,589	14,023	—	53,745
Net change in unrealized appreciation (depreciation)(b)(c)	21,360	—	5,777	(29,594)	—	(2,457)
Purchases	338,440	—	177,118	—	—	515,558
Sales	(742,573)	(45,693)	(1,645,713)	(368,895)	—	(2,802,874)

Closing balance, as of June 30, 2019	$3,649,720	$848,338	$2,133,283	$1,943,164	$—	$8,574,505

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(c)	$19,904	$—	$5,775	$(29,694)	$—	$(4,015)

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

44	2019 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities (unaudited) June 30, 2019

BlackRock Total Return V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $676,830,816)	$694,235,688
Investments at value — affiliated (cost — $27,643,156)	27,643,156
Cash pledged:
Futures contracts	1,136,050
Centrally cleared swaps	645,090
Foreign currency at value (cost — $2,785,938)	2,824,820
Receivables:
Investments sold	24,370,707
TBA sale commitments	55,759,302
Capital shares sold	61,769
Dividends — affiliated	76,984
Dividends — unaffiliated	8,146
Interest — unaffiliated	4,130,728
Variation margin on futures contracts	19,517
Swap premiums paid	214,390
Unrealized appreciation on:
Forward foreign currency exchange contracts	566,051
OTC swaps	170,011
Prepaid expenses	7,134
Other assets	4,074

Total assets	811,873,617

LIABILITIES
Bank overdraft	111,282
Cash received as collateral for TBA commitments	272,000
Borrowed bonds at value (proceeds $932,646)	942,382
Options written at value (premium received $93,733)	59,678
TBA sale commitments at value (proceeds $55,759,302)	55,925,467
Payables:
Investments purchased	135,385,958
Capital shares redeemed	263,837
Distribution fees	70,294
Income dividend distributions	1,309,214
Interest expense	4,742
Investment advisory fees	207,543
Directors’ and Officer’s fees	5,878
Other affiliates	384
Variation margin on futures contracts	57,216
Variation margin on centrally cleared swaps	42,693
Other accrued expenses	366,113
Swap premiums received	44,775
Unrealized depreciation on:
Forward foreign currency exchange contracts	444,706
OTC swaps	106,368

Total liabilities	195,620,530

NET ASSETS	$616,253,087

NET ASSETS CONSIST OF
Paid-in capital	$604,514,819
Accumulated earnings	11,738,268

NET ASSETS	$616,253,087

NET ASSET VALUE
Class I — Based on net assets of $248,953,340 and 20,546,564 shares outstanding, 600 million shares authorized, $0.10 par value	$12.12

Class III — Based on net assets of $367,299,747 and 30,676,443 shares outstanding, 100 million shares authorized, $0.10 par value	$11.97

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statement of Operations (unaudited) Six Months Ended June 30, 2019

BlackRock Total Return V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$307,035
Dividends — unaffiliated	1,896
Interest — unaffiliated	10,134,809
Foreign taxes withheld	(10,678)

Total investment income	10,433,062

EXPENSES
Investment advisory	1,205,733
Transfer agent — class specific	509,221
Distribution — class specific	410,569
Accounting services	75,563
Professional	51,221
Custodian	28,827
Printing	16,383
Directors and Officer	6,099
Transfer agent	2,480
Registration	162
Miscellaneous	60,771

Total expenses excluding interest expense	2,367,029
Interest expense	51,877

Total expenses	2,418,906
Less:
Fees waived and/or reimbursed by the Manager	(8,848)
Transfer agent fees waived and/or reimbursed — class specific	(410,673)

Total expenses after fees waived and/or reimbursed	1,999,385

Net investment income	8,433,677

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,126,543
Borrowed bonds	(162,642)
Forward foreign currency exchange contracts	(764,868)
Foreign currency transactions	235,897
Futures contracts	4,556,974
Options written	257,566
Swaps	(137,668)

8,111,802

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	21,937,776
Borrowed bonds	36,869
Forward foreign currency exchange contracts	341,181
Foreign currency translations	(51,298)
Futures contracts	(1,241,122)
Options written	116,728
Swaps	(210,628)

20,929,506

Net realized and unrealized gain	29,041,308

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,474,985

See notes to financial statements.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,433,677	$12,069,063
Net realized gain (loss)	8,111,802	(11,445,812)
Net change in unrealized appreciation (depreciation)	20,929,506	(1,221,799)

Net increase (decrease) in net assets resulting from operations	37,474,985	(598,548)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	(3,844,619)	(4,558,310)
Class III	(4,627,361)	(7,248,839)

Decrease in net assets resulting from distributions to shareholders	(8,471,980)	(11,807,149)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,265,194	157,601,267

NET ASSETS
Total increase in net assets	51,268,199	145,195,570
Beginning of period	564,984,888	419,789,318

End of period	$616,253,087	$564,984,888

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund

	Class I
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$11.53	$11.91	$11.79	$11.71	$11.93	$11.51

Net investment income(a)	0.18	0.33	0.29	0.23	0.22	0.32
Net realized and unrealized gain (loss)	0.59	(0.39)	0.13	0.09	(0.19)	0.44

Net increase (decrease) from investment operations	0.77	(0.06)	0.42	0.32	0.03	0.76

Distributions from net investment income(b)	(0.18)	(0.32)	(0.23)	(0.24)	(0.25)	(0.34)

Net asset value, end of period	$12.12	$11.53	$11.91	$11.79	$11.71	$11.93

Total Return(c)
Based on net asset value	6.75%(d)	(0.46)%	3.60%(e)	2.76%	0.26%	6.66%

Ratios to Average Net Assets(f)
Total expenses	0.73%(g)	0.85%(h)	0.94%	0.82%	0.92%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%(g)	0.58%(h)	0.74%	0.62%	0.74%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%(g)	0.55%	0.62%	0.59%	0.69%	0.66%

Net investment income	3.11%(g)	2.84%	2.43%	1.92%	1.89%	2.68%

Supplemental Data
Net assets, end of period (000)	$248,953	$246,390	$152,138	$157,445	$154,046	$130,765

Portfolio turnover rate(i)	303%	488%	627%	590%	900%	772%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	—%	0.01%	0.01%	—%

(g) Annualized.

(h) Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.82% and 0.57%, respectively.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Portfolio turnover rate (excluding MDRs)	201%	310%	389%	396%	625%	560%

See notes to financial statements.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund

	Class III
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$11.40	$11.76	$11.65	$11.57	$11.79	$11.38

Net investment income(a)	0.16	0.29	0.25	0.19	0.18	0.27
Net realized and unrealized gain (loss)	0.57	(0.37)	0.12	0.10	(0.19)	0.44

Net increase (decrease) from investment operations	0.73	(0.08)	0.37	0.29	(0.01)	0.71

Distributions from net investment income(b)	(0.16)	(0.28)	(0.26)	(0.21)	(0.21)	(0.30)

Net asset value, end of period	$11.97	$11.40	$11.76	$11.65	$11.57	$11.79

Total Return(c)
Based on net asset value	6.47%(d)	(0.63)%	3.21%(e)	2.46%	(0.08)%	6.28%

Ratios to Average Net Assets(f)
Total expenses	0.93%(g)	1.06%(h)	1.16%	1.01%	1.06%	1.11%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.83%(g)	0.89%(h)	1.06%	0.93%	1.04%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.81%(g)	0.86%	0.94%	0.89%	0.98%	0.98%

Net investment income	2.80%(g)	2.54%	2.15%	1.61%	1.54%	2.31%

Supplemental Data
Net assets, end of period (000)	$367,300	$318,595	$267,651	$175,153	$68,844	$7,300

Portfolio turnover rate(i)	303%	488%	627%	590%	900%	772%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	—%	0.01%	0.01%	—%

(g) Annualized.

(h) Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 0.88%, respectively.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Portfolio turnover rate (excluding MDRs)	201%	310%	389%	396%	625%	560%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Fund approved the reorganization (the “State Farm Reorganization”) of the State Farm Fund (defined below) into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the State Farm Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s State Farm Fund shares, as determined at the close of business on October 26, 2018, less the costs of the State Farm Reorganization.

The State Farm Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

State Farm Fund	Shares Prior to Reorganization	Conversion Ratio	Total Return V.I. Fund Share Class	Shares of Total Return V.I. Fund
State Farm Bond Fund, a series of State Farm Variable Product Trust	11,641,553	0.85469550	Class I	9,949,983

The State Farm Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the State Farm Reorganization were as follows:

State Farm Fund	Net Assets	Paid-In Capital	Accumulated Loss
State Farm Bond Fund, a series of State Farm Variable Product Trust	$113,486,424	$116,592,762	$(3,106,338)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the State Farm Reorganization were $440,042,333. The aggregate net assets of the Fund immediately after the acquisition amounted to $553,528,757. The State Farm Fund’s fair value and cost of investments prior to the State Farm Reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Bond Fund, a series of State Farm Variable Product Trust	$102,795,581	$105,908,727

The purpose of the transaction was to combine the assets of the State Farm Fund with the assets of the Fund. The State Farm Reorganization was a tax-free event and was effective on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $15,145,680

•	Net realized and change in unrealized loss on investments: $(17,219,170)

•	Net decrease in net assets resulting from operations: $(2,073,490)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

State Farm Reorganization costs incurred by the Fund in connection with the State Farm Reorganization were expensed by the Fund. The Manager reimbursed the Fund $131,200, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board effective January 1, 2019, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted to $623,962,504. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end).

U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes.

IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $138,872 and 2.49%, respectively.

Borrowed bond agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Borrowed Bonds at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (c)
Bank of America Securities, Inc.	$853,928	$(855,611)	$(1,683)	$—	$—	$—	$—	$—	$(1,683)
Credit Suisse Securities USA LLC	90,310	(91,513)	(1,203)	—	—	—	—	—	(1,203)

	$944,238	$(947,124)	$(2,886)	$—	$—	$—	$—	$—	$(2,886)

(a)	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $4,742 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities.. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $500 Million	0.45
$500 Million — $750 Million	0.40
Greater than $750 Million	0.35

For the six months ended June 30, 2019, the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund were approximately $1,072,814,987.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $410,569.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$251,811
Class III	257,410
$509,221

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $8,848.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $2,703 for certain accounting services, which is included in accounting services in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$251,811
Class III	$158,862
$410,673

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business and excluding distribution fees for Class III shares (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.60%
Class III	1.50

In addition, with respect to Class I shares, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses including interest expense, and excluding dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business to 0.60% of average daily net assets through April 30, 2021.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$484,651
Sales	171,317
Net Realized Gain	6,889

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,728,756,566	$1,704,787,499
U.S. Government Securities	105,091,050	80,568,739

For the six months ended June 30, 2019, purchases and sales related to mortgage dollar rolls were $600,764,767 and $601,148,994 respectively.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2018, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $11,325,583.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$704,747,916

Gross unrealized appreciation	$20,750,154
Gross unrealized depreciation	(3,175,607)

Net unrealized appreciation	$17,574,547

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 19, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	460,665	$5,429,113	933,798	$10,833,853
Shares issued in reinvestment of distributions	326,981	3,837,124	369,629	4,273,362
Shares issued resulting from reorganization	—	—	9,949,983	113,486,424
Shares redeemed	(1,608,207)	(18,969,650)	(2,665,076)	(30,779,754)

Net increase (decrease)	(820,561)	$(9,703,413)	8,588,334	$97,813,885

Class III
Shares sold	4,097,324	$47,789,032	6,390,408	$73,352,056
Shares issued in reinvestment of distributions	388,579	4,507,711	616,305	7,043,445
Shares redeemed	(1,768,568)	(20,328,136)	(1,797,585)	(20,608,119)

Net increase	2,717,335	$31,968,607	5,209,128	$59,787,382

Total Net Increase	1,896,774	$22,265,194	13,797,462	$157,601,267

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	63

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

COP	Colombian Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NGN	Nigerian Naira

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

BA	Canadian Bankers Acceptances

BAN	Bond Anticipation Notes

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

COP	Certificates of Participation

CSMC	Credit Suisse Mortgage Capital

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	S&P Global Ratings

TBA	To-be-announced

VRDN	Variable Rate Demand Notes

USCPI	U.S. Consumer Price Index

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds II, Inc.

▶	BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, and outperformed its secondary benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. The following discussion of relative performance pertains to the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Detractors from performance relative to the benchmark included positioning along the U.S. Treasury yield curve. The use of swap and swaption strategies to gain tactical interest rate exposures also detracted. Finally, the Fund’s allocation strategies with respect to 30-year agency mortgage-backed securities (“MBS”) constrained Fund returns.

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. Specifically, an above-benchmark stance with respect to duration (and corresponding interest rate sensitivity) aided Fund returns as Treasury yields declined. Within securitized sectors, an allocation to commercial mortgage-backed securities (“CMBS”) contributed positively, as the segment continued to benefit from favorable fundamentals. In addition, the Fund’s security selection with 30-year agency MBS proved beneficial.

Describe recent portfolio activity.

During the six-month period, the Fund decreased its allocation to U.S. government securities and agency MBS pass-throughs. The Fund modestly increased its out-of-benchmark exposure, adding to its CMBS position. The Fund shifted from an underweight stance with respect to duration to a duration overweight relative to the benchmark.

The Fund had a modestly elevated cash position at period end due to our increasing preference for using forward contracts to gain MBS exposure as opposed to holding cash bonds. The Fund’s cash position did not have a material impact on Fund performance over the six months.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in agency MBS relative to the benchmark, with exposures continuing to favor higher coupons relative to lower coupons. The Fund continued to hold a core allocation to agency CMBS and collateralized mortgage obligations for carry (incremental income) and to benefit the portfolio’s risk/reward profile. Outside of the United States, the Fund had an allocation to local currency emerging market sovereign debt in Asia, Latin America and Central Europe. The Fund also had exposure to the front end of the Canadian yield curve, in anticipation that the Bank of Canada will continue its dovish messaging in the near term. The Fund is modestly long U.S. duration, with a focus on the front and intermediate part of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	60%
U.S. Treasury Obligations	35
Non-Agency Mortgage-Backed Securities	2
Asset-Backed Securities	2
Foreign Government Obligations	1

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock U.S. Government Bond V.I. Fund

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (c)(d)	2.04%	1.74%	4.61%	5.95%	2.02%	2.95%
Class III (c)(d)	1.73	1.54	4.55	5.63	1.71	2.67	(e)
Bloomberg Barclays U.S. Government/Mortgage Index (f)	—	—	4.75	6.81	2.51	3.09
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (g)	—	—	4.17	6.22	2.56	3.23

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns.

(d)

The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities that are issued or guaranteed by the U.S. Government and its agencies. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

(e)

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(g)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense and Fees	Excluding interest expense and Fees		Including interest expense		Excluding interest expense and Fees
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,046.10	$7.61	$4.21	$1,000.00	$1,017.36	$7.50	$1,020.68	$4.16
Class III	1,000.00	1,045.50	9.18	5.78	1,000.00	1,015.82	9.05	1,019.14	5.71

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.50% for I and 1.81% for III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.83% for I and 1.14% for III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 2.2%(a)
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.72%, 08/15/30(b)	USD	700	$698,208
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 4.10%, 11/24/31(b)		58	58,331
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	100,312
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.62%, 04/20/31(b)		500	494,338

Total Asset-Backed Securities — 2.2% (Cost: $1,357,688)			1,351,189

Foreign Government Obligations — 0.8%

France — 0.6%
Republic of France, 1.50%, 05/25/50(a)	EUR	292	382,169

Mexico — 0.1%
United Mexican States, 8.50%, 05/31/29	MXN	11	59,614

Russia — 0.1%
Russian Federation, 8.50%, 09/17/31	RUB	3,318	57,284

Total Foreign Government Obligations — 0.8% (Cost: $478,705)			499,067

Non-Agency Mortgage-Backed Securities — 2.5%

Collateralized Mortgage Obligations — 0.6%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	116	120,504
Series 2018-3, Class MA, 3.50%, 08/25/57		148	153,526
Series 2019-2, Class MA, 3.50%, 08/25/58		84	86,937

			360,967

Commercial Mortgage-Backed Securities — 1.7%
AREIT Trust, Series 2018-CRE1, Class A, 3.25%, 02/14/35(a)(c)(d)		34	33,737
Commercial Mortgage Trust, Series 2017- PANW, Class A, 3.24%, 10/10/29(a)		440	455,011
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.57%, 06/15/52(c)		1,745	218,675
Hudson Yards Mortgage Trust, Series 2019- 30HY, Class D, 1.00%, 07/10/39(a)(c)		101	101,929
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.39%, 06/13/52		80	83,789
Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 06/15/52		131	137,191
RAIT Trust, Series 2017-FL7, Class A, 3.34%, 06/15/37(a)(c)		45	44,662

			1,074,994

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Core Industrial Trust(a)(c):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34		3,275	55,322
Series 2015-WEST, Class XA, 1.08%, 02/10/37		1,570	74,434

			129,756

Total Non-Agency Mortgage-Backed Securities — 2.5% (Cost: $1,556,148)			1,565,717

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 68.0%

Agency Obligations — 0.9%
Federal Home Loan Bank, 4.00%, 04/10/28	USD	500	$563,198

Collateralized Mortgage Obligations — 0.7%
Federal National Mortgage Association, Series 2011-8, Class ZA, 4.00%, 02/25/41		239	252,108
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.81%, 07/20/39(e)		147	169,067

			421,175

Commercial Mortgage-Backed Securities — 3.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates:
Series K079, Class A2, 3.93%, 06/25/28		245	272,468
Series K087, Class A2, 3.77%, 12/25/28		171	188,681
Series K091, Class A2, 3.51%, 03/25/29		535	579,956
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(e):
Series K082, Class A2, 3.92%, 09/25/28		45	50,130
Series K086, Class A2, 3.86%, 11/25/28		320	355,332
Federal Home Loan Mortgage Corp. Variable Rate Notes(e):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		222	230,250
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		185	191,100
Federal National Mortgage Association ACES Variable Rate Notes, Series 2019-M1, Class A2, 3.67%, 09/25/28(e)		118	127,851
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		23	23,123
Series 2019-53, Class V, 2.75%, 08/16/31		57	58,056

			2,076,947

Interest Only Commercial Mortgage-Backed Securities — 2.2%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(e)		21,790	43,073
Federal National Mortgage Association ACES Variable Rate Notes, Series 2015-M1, Class X2, 0.65%, 09/25/24(e)		4,940	115,766
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(e)		911	1
Series 2003-17, 0.00%, 03/16/43(e)		2,095	—
Series 2003-109, 0.00%, 11/16/43(e)		1,723	327
Series 2016-22, 0.77%, 11/16/55(e)		2,563	137,059
Series 2016-45, 1.01%, 02/16/58(e)		1,998	144,167
Series 2016-92, 1.01%, 04/16/58(e)		696	50,912
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)		1,513	139,840
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(b)		3,679	286,229
Series 2016-151, 1.09%, 06/16/58(e)		981	77,576
Series 2017-30, 0.74%, 08/16/58(e)		735	45,852
Series 2017-44, 0.70%, 04/17/51(e)		748	43,643
Series 2017-53, 0.69%, 11/16/56(e)		2,020	116,667
Series 2017-61, 0.77%, 05/16/59(e)		507	35,808
Series 2017-64, 0.72%, 11/16/57(e)		848	55,765
Series 2017-72, 0.68%, 04/16/57(e)		1,322	81,710

			1,374,395

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities — 60.9%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31	USD	227	$229,123
3.00%, 09/01/27 - 12/01/46		543	553,854
3.50%, 04/01/31 - 01/01/48		2,323	2,419,989
4.00%, 08/01/40 - 08/01/47		498	527,484
4.50%, 02/01/39 - 07/01/47		273	292,839
5.00%, 10/01/41 - 11/01/41		179	192,967
5.50%, 06/01/41		117	128,844
8.00%, 12/01/29 - 07/01/30		28	32,615
Federal National Mortgage Association:
3.00%, 02/01/44		73	73,884
3.13%, 09/01/27		123	129,228
3.16%, 03/01/27		188	197,154
3.50%, 11/01/46		210	217,111
4.00%, 01/01/41		12	12,242
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		1,684	1,724,467
3.00%, 07/15/49(f)		329	336,210
3.50%, 01/15/42 - 10/20/46		2,985	3,090,767
3.50%, 07/15/49(f)		212	218,998
4.00%, 09/20/40 - 01/15/48		310	328,001
4.00%, 07/15/49(f)		1,301	1,348,151
4.50%, 12/20/39 - 07/20/48		1,295	1,385,170
4.50%, 07/15/49(f)		97	101,106
5.00%, 12/15/38 - 07/20/42		109	119,371
5.00%, 07/15/49(f)		207	216,384
5.50%, 01/15/34		583	657,252
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		131	129,772
2.50%, 04/01/30 - 02/01/33		747	752,638
2.50%, 07/25/34(f)		53	53,372
3.00%, 04/01/29 - 03/01/47		3,866	3,943,345
3.00%, 07/25/34 - 07/25/49(f)		1,112	1,124,172
3.50%, 04/01/29 - 01/01/48		3,350	3,488,215
3.50%, 07/25/34 - 07/25/49(f)		2,655	2,715,223
4.00%, 01/01/26 - 04/01/48		3,145	3,329,871
4.00%, 07/25/49(f)		532	549,841
4.50%, 05/01/24 - 05/01/48		1,069	1,146,350
4.50%, 07/25/49 - 08/25/49(f)		2,749	2,872,090
5.00%, 09/01/35 - 08/01/41		238	259,495
5.00%, 07/25/49 - 08/25/49(f)		2,543	2,687,820
5.50%, 05/01/34 - 12/01/39		239	262,333
6.00%, 04/01/35 - 06/01/41		268	304,001
6.50%, 05/01/40		48	55,818

			38,207,567

Total U.S. Government Sponsored Agency Securities — 68.0% (Cost: $42,068,782)			42,643,282

U.S. Treasury Obligations — 40.3%
U.S. Treasury Bonds:
4.25%, 05/15/39		170	222,394
4.50%, 08/15/39		170	229,633
4.38%, 11/15/39		170	226,034
3.13%, 02/15/43		660	735,951
2.88%, 05/15/43 - 11/15/46		1,290	1,380,114
3.63%, 08/15/43		660	796,666
3.75%, 11/15/43		660	812,470
3.00%, 02/15/48 - 02/15/49		1,450	1,590,761
U.S. Treasury Inflation Linked Notes, 0.50%, 04/15/24(g)		2,553	2,585,243
U.S. Treasury Notes:
2.00%, 07/31/20(g)		2,520	2,521,673
2.25%, 03/31/21 - 08/15/27		1,880	1,915,385
2.13%, 12/31/22 - 05/15/25		5,180	5,263,325

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
2.75%, 05/31/23	USD	1,260	$1,308,185
2.00%, 05/31/24 - 02/15/25		2,840	2,870,862
1.50%, 08/15/26		1,830	1,783,464
2.88%, 08/15/28		380	408,352
3.13%, 11/15/28		380	416,798
2.63%, 02/15/29		215	226,724

Total U.S. Treasury Obligations — 40.3% (Cost: $24,435,566)			25,294,034

Total Long-Term Investments — 113.8% (Cost: $69,896,889)			71,353,289

Short-Term Securities — 11.3%

Commercial Paper — 0.8%
Macquarie Bank Ltd., 3.27%, 10/11/19(h)		500	496,675

Total Commercial Paper — 0.8% (Cost: $495,495)			496,675

		Shares

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(i)*		1,102,876	1,102,876

Total Money Market Funds — 1.8% (Cost: $1,102,876)			1,102,876

		Par (000)

U.S. Government Sponsored Agency Securities — 8.7%
Federal Home Loan Bank Discount Notes, 2.20%, 07/26/19(h)		5,500	5,491,597

Total U.S. Government Sponsored Agency Securities — 8.7% (Cost: $5,491,616)			5,491,597

Total Short-Term Securities — 11.3% (Cost: $7,089,987)			7,091,148

Total Options Purchased — 0.0% (Cost: $44,945)			13,970

Total Investments Before Options Written and TBA Sale Commitments — 125.1% (Cost: $77,031,821)			78,458,407

Total Options Written — (0.1)% (Premium Received — $57,402)			(81,883)

TBA Sale Commitments — (19.1)%(f)

Mortgage-Backed Securities — (19.1)%
Government National Mortgage Association:
3.00%, 07/15/49		550	(562,053)
3.50%, 07/15/49		746	(770,379)
Uniform Mortgage-Backed Securities:
2.50%, 07/25/34		186	(187,002)
3.50%, 07/25/34 - 08/25/49		5,616	(5,741,599)
4.00%, 07/25/34		177	(183,741)
3.00%, 07/25/49		1,291	(1,302,362)
4.50%, 07/25/49		1,146	(1,197,514)
5.00%, 07/25/49		1,666	(1,761,047)
5.50%, 07/25/49		88	(93,860)

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

TBA Sale Commitments (continued)
6.00%, 07/25/49	USD 160	$(175,200)

Total TBA Sale Commitments — (19.1)% (Proceeds: $11,938,809)		(11,974,757)

Total Investments Net of Options Written and TBA Sale Commitments — 105.9% (Cost: $65,035,610)		66,401,767

Liabilities in Excess of Other Assets — (5.9)%		(3,708,247)

Net Assets — 100.0%		$62,693,520

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Rates are discount rates or a range of discount rates as of period end.
(i)	Annualized 7-day yield as of period end.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,138,766	(1,035,890)	1,102,876	$1,102,876	$16,363	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Amherst Pierpont Securities LLC	2.70%	06/28/19	07/01/19	$2,586,150	$2,586,732	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	2,542,050	2,542,633	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	2,409,000	2,409,552	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	1,021,250	1,021,484	U.S. Treasury Obligations	Overnight

				$8,558,450	$8,560,401

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	10	09/06/19	$1,964	$6,209
Euro-Buxl	1	09/06/19	231	5,772
U.S. Treasury 10 Year Note	11	09/19/19	1,408	3,320
U.S. Treasury 10 Year Ultra Note	2	09/19/19	276	2,387
U.S. Treasury Long Bond	3	09/19/19	467	965
U.S. Treasury Ultra Bond	2	09/19/19	355	935
U.S. Treasury 2 Year Note	78	09/30/19	16,784	10,315
U.S. Treasury 5 Year Note	22	09/30/19	2,599	10,989

				$40,892

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	77,554	USD	20,000	Goldman Sachs International	07/02/19	$197
ZAR	78,293	USD	5,400	Citibank NA	07/08/19	154
TRY	12,713	USD	2,000	UBS AG	07/10/19	186
IDR	128,700,000	USD	9,000	BNP Paribas SA	07/16/19	99
COP	19,698,000	USD	6,000	UBS AG	07/17/19	123
USD	6,000	COP	19,212,000	Natwest Markets plc	07/17/19	28
CLP	4,185,000	USD	6,000	Morgan Stanley & Co. International plc	07/24/19	178
IDR	306,708,668	USD	21,646	Citibank NA	07/24/19	14
KRW	11,580,100	USD	10,000	Citibank NA	07/24/19	11
KRW	23,173,591	USD	20,000	Goldman Sachs International	07/24/19	33
KRW	23,170,838	USD	20,000	UBS AG	07/24/19	31
PLN	37,335	USD	10,000	Citibank NA	07/24/19	6
PLN	37,970	USD	10,000	Deutsche Bank AG	07/24/19	176
PLN	37,683	USD	10,000	Goldman Sachs International	07/24/19	99
USD	6,000	CLP	4,063,200	Credit Suisse International	07/24/19	3
USD	10,000	KRW	11,534,585	BNP Paribas SA	07/24/19	29
USD	10,000	KRW	11,532,569	UBS AG	07/24/19	30
USD	21,310	MXN	410,155	BNP Paribas SA	07/24/19	19
USD	10,000	PLN	37,298	State Street Bank and Trust Co.	07/24/19	4
USD	10,000	RUB	631,332	Goldman Sachs International	07/24/19	44
ZAR	287,553	USD	20,000	Citibank NA	07/24/19	358
BRL	154,416	USD	40,000	Credit Suisse International	08/02/19	95
USD	348,020	EUR	305,000	UBS AG	08/06/19	175
BRL	360,886	USD	93,000	Morgan Stanley & Co. International plc	09/18/19	268
CAD	8,038	USD	6,000	BNP Paribas SA	09/18/19	147
IDR	1,287,661,617	USD	88,965	Citibank NA	09/18/19	1,269
RUB	5,848,474	USD	89,176	Standard Chartered Bank	09/18/19	2,298
USD	205,000	TWD	6,322,200	Bank of America NA	09/18/19	98
ZAR	1,336,548	USD	89,176	UBS AG	09/18/19	4,774

						10,946

BRL	38,250	USD	10,000	Morgan Stanley & Co. International plc	07/02/19	(39)
BRL	38,239	USD	10,000	Natwest Markets plc	07/02/19	(42)
USD	40,000	BRL	153,960	Credit Suisse International	07/02/19	(95)
EUR	305,000	USD	347,059	UBS AG	07/03/19	(215)
USD	348,289	EUR	309,000	State Street Bank and Trust Co.	07/03/19	(3,106)
USD	3,350	ZAR	48,469	BNP Paribas SA	07/08/19	(89)
USD	2,050	ZAR	29,800	Goldman Sachs International	07/08/19	(64)
USD	2,000	TRY	13,052	BNP Paribas SA	07/10/19	(244)
USD	4,500	IDR	65,169,000	JPMorgan Chase Bank NA	07/16/19	(107)
USD	4,500	IDR	65,812,500	UBS AG	07/16/19	(153)
MXN	602,076	USD	31,310	Barclays Bank plc	07/24/19	(57)

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	385,063	USD	20,000	State Street Bank and Trust Co.	07/24/19	$(12)
MXN	190,846	USD	10,000	UBS AG	07/24/19	(93)
RUB	631,250	USD	10,000	Deutsche Bank AG	07/24/19	(46)
TRY	58,592	USD	10,000	HSBC Bank plc	07/24/19	(6)
USD	21,646	IDR	310,511,870	Bank of America NA	07/24/19	(283)
USD	4,000	MXN	77,086	Bank of America NA	07/24/19	(1)
USD	6,000	MXN	115,653	Deutsche Bank AG	07/24/19	(3)
USD	10,000	ZAR	141,810	Bank of America NA	07/24/19	(40)
USD	10,000	ZAR	141,956	HSBC Bank plc	07/24/19	(50)
USD	10,467	RUB	683,300	BNP Paribas SA	08/07/19	(287)
USD	18,918	RUB	1,226,982	Goldman Sachs International	08/07/19	(392)
USD	22,750	RUB	1,495,516	Morgan Stanley & Co. International plc	08/07/19	(788)
JPY	21,958,677	USD	205,000	Bank of America NA	09/18/19	(138)
JPY	21,946,836	USD	205,000	Morgan Stanley & Co. International plc	09/18/19	(249)
USD	6,000	CAD	7,951	Bank of America NA	09/18/19	(80)
USD	210,000	SGD	283,950	BNP Paribas SA	09/18/19	(120)

						(6,799)

Net Unrealized Appreciation						$4,147

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	HSBC Bank plc	07/26/19	CNH	7.03	USD	1,734	$2,677
EUR Currency	Bank of America NA	08/01/19	USD	1.15	EUR	1,507	6,198

							$8,875

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
5-Year Interest Rate Swap	2.13%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/25/19	2.13%	USD	1,900	$4,059
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	700	286
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	850	375
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	850	375

										$5,095

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar December 2019 Futures	14	12/16/19	USD	98.25	USD	3,500	$(3,675)
90-day Eurodollar March 2020 Futures	24	03/16/20	USD	98.00	USD	6,000	(23,250)

							$(26,925)

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.03%	Semi-Annual	Bank of America NA	09/03/19	2.03%	USD	520	$(7,431)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.01%	Semi-Annual	Bank of America NA	09/04/19	2.01%	USD	520	(6,914)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.89%	Semi-Annual	Citibank NA	05/01/20	1.89%	USD	4,300	(35,530)

										(49,875)

Put
10-Year Interest Rate Swap	2.23%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/03/19	2.23%	USD	520	(1,095)
10-Year Interest Rate Swap	2.21%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/04/19	2.21%	USD	520	(1,270)
5-Year Interest Rate Swap	2.33%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/25/19	2.33%	USD	2,960	(2,718)

										(5,083)

										$(54,958)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3.41%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	642	$8,774	$—	$8,774
3.44%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	195	2,219	261	1,958
UK Retail Price Index All Items Monthly	At Termination	3.41%	At Termination	03/15/24	GBP	642	(8,774)	(980)	(7,794)
UK Retail Price Index All Items Monthly	At Termination	3.44%	At Termination	03/15/24	GBP	195	(2,219)	—	(2,219)
3.55%	At Termination	UK Retail Price Index All Items Monthly	At Termination	04/15/24	GBP	195	796	(1,117)	1,913
UK Retail Price Index All Items Monthly	At Termination	3.55%	At Termination	04/15/24	GBP	195	(796)	—	(796)
3.49%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/29	GBP	642	11,829	6,370	5,459
UK Retail Price Index All Items Monthly	At Termination	3.49%	At Termination	03/15/29	GBP	642	(11,829)	—	(11,829)
2.15%	At Termination	1 month USCPI	At Termination	04/15/29	USD	587	(12,280)	—	(12,280)
1.84%	At Termination	1 month USCPI	At Termination	06/20/29	USD	81	549	—	549

							$(11,731)	$4,534	$(16,265)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	1,486	$369	$—	$369
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	1,350	(11,509)	9,620	(21,129)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	2,470	21,057	—	21,057
3 month LIBOR	Quarterly	2.38%	Semi-Annual	N/A		05/03/21	USD	1,460	14,144	—	14,144
3 month BA	Semi-Annual	1.71%	Semi-Annual	N/A		06/20/21	CAD	2,100	(2,124)	—	(2,124)
6.73%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	1,142	(69)	—	(69)
6.74%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	1,142	(84)	—	(84)
7.11%	Monthly	28 day MXIBTIIE Monthly		N/A		10/14/22	MXN	424	119	—	119

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	321	$88 $	—	$88
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	1,035	(33,934)	—	(33,934)
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	380	685	—	685
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	273	495	—	495
3 month LIBOR	Quarterly	2.61%	Semi-Annual	N/A		02/07/24	USD	700	31,258	—	31,258
2.71%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/18/24	USD	1,700	(85,536)	—	(85,536)
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A		05/27/24	MXN	722	857	—	857
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	15	362	—	362
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	1,700	(137,028)	—	(137,028)
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	4,230	(349,121)	—	(349,121)
0.16%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	530	(2,220)	—	(2,220)
0.20%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	530	(4,482)	—	(4,482)
0.15%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	315	(1,085)	—	(1,085)
0.14%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28		315	(785)	—	(785)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	300	(23,723)	—	(23,723)

									$(582,266)	$9,620	$(591,886)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency			Notional Amount (000)
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	134	$2,283	$—	$2,283
1 day BZDIOVER	At Termination	8.49%	At Termination	Citibank NA	01/02/25	BRL	299	7,222	—	7,222
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	640	(1,689)	—	(1,689)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	810	2,162	—	2,162

								$9,978	$—	$9,978

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 monthUSCPI	U.S. Consumer Price Index	1.60%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.49%
3 month BA	Canadian Bankers Acceptances	1.97%
3 month JIBAR	Johannesburg Interbank Average Rate	7.03%
3 month LIBOR	London Interbank Offered Rate	2.32%
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%)

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$16,251	$(2,097)	$88,087	$(696,238)	$—
OTC Swaps	—	—	11,667	(1,689)	—
Options Written	N/A	N/A	19,763	(44,244)	(81,883)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$40,892	$—	$40,892
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	10,946	—	—	10,946
Options purchased
Investments at value — unaffiliated (b)	—	—	—	8,875	5,095	—	13,970
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	69,434	18,653	88,087
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	11,667	—	11,667

	$—	$—	$—	$19,821	$127,088	$18,653	$165,562

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	6,799	—	—	6,799
Options written
Options written at value	—	—	—	—	81,883	—	81,883
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	661,320	34,918	696,238
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	1,689	—	1,689

	$—	$—	$—	$6,799	$744,892	$34,918	$786,609

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$250,339	$—	$250,339
Forward foreign currency exchange contracts	—	—	—	(24,279)	—	—	(24,279)
Options purchased (a)	—	—	—	(323)	18,725	—	18,402
Options written	—	—	—	33	7,744	—	7,777
Swaps	—	(4,919)	—	—	(23,782)	(9,700)	(38,401)

	$—	$(4,919)	$—	$(24,569)	$253,026	$(9,700)	$213,838

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(56,809)	—	(56,809)
Forward foreign currency exchange contracts	—	—	—	2,595	—	—	2,595
Options purchased (b)	—	—	—	(130)	(77,313)	—	(77,443)
Options written	—	—	—	—	58,738	—	58,738
Swaps	—	(3,013)	—	—	(401,649)	(17,155)	(421,817)

	$—	$(3,013)	$—	$2,465	$(477,033)	$(17,155)	$(494,736)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,563,559
Average notional value of contracts — short	4,885,819
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	853,765
Average amounts sold — in USD	1,307,714
Options:
Average value of option contracts purchased	5,475
Average value of option contracts written	16,763
Average notional value of swaption contracts purchased	3,455,000
Average notional value of swaption contracts written	8,110,000
Credit default swaps:
Average notional value — buy protection	125,191
Interest rate swaps:
Average notional value — pays fixed rate	17,238,996
Average notional value — receives fixed rate	8,883,570
Inflation swaps:
Average notional value — pays fixed rate	2,004,850
Average notional value — receives fixed rate	2,465,839

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,427	$2,084
Forward foreign currency exchange contracts	10,946	6,799
Options (a)	13,970	81,883
Swaps — Centrally cleared	993	—
Swaps — OTC (b)	11,667	1,689

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$39,003	$92,455
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,420)	(29,009)

Total derivative assets and liabilities subject to an MNA	$36,583	$63,446

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$10,355	$(10,355)	$—	$—	$—
Barclays Bank plc	286	(57)	—	—	229
BNP Paribas SA	294	(294)	—	—	—
Citibank NA	9,784	(9,784)	—	—	—
Credit Suisse International	98	(95)	—	—	3
Deutsche Bank AG	2,338	(49)	—	—	2,289
Goldman Sachs International	373	(373)	—	—	—
HSBC Bank plc	2,677	(56)	—	—	2,621
JPMorgan Chase Bank NA	2,283	(107)	—	—	2,176
Morgan Stanley & Co. International plc	446	(446)	—	—	—
Natwest Markets plc	28	(28)	—	—	—
Standard Chartered Bank	2,298	—	—	—	2,298
State Street Bank and Trust Co.	4	(4)	—	—	—
UBS AG	5,319	(461)	—	—	4,858

	$36,583	$(22,109)	$—	$—	$14,474

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$19,970	$(10,355)	$—	$—	$9,615
Barclays Bank plc	57	(57)	—	—	—
BNP Paribas SA	740	(294)	—	—	446
Citibank NA	35,530	(9,784)	—	—	25,746
Credit Suisse International	95	(95)	—	—	—
Deutsche Bank AG	49	(49)	—	—	—
Goldman Sachs International	2,145	(373)	—	—	1,772
HSBC Bank plc	56	(56)	—	—	—
JPMorgan Chase Bank NA	107	(107)	—	—	—
Morgan Stanley & Co. International plc	1,076	(446)	—	—	630
Natwest Markets plc	42	(28)	—	—	14
State Street Bank and Trust Co.	3,118	(4)	—	—	3,114
UBS AG	461	(461)	—	—	—

	$63,446	$(22,109)	$—	$—	$41,337

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock U.S. Government Bond V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,351,189	$—	$1,351,189
Foreign Government Obligations (a)	—	499,067	—	499,067
Non-Agency Mortgage-Backed Securities	—	1,531,980	33,737	1,565,717
U.S. Government Sponsored Agency Securities	—	42,643,282	—	42,643,282
U.S. Treasury Obligations	—	25,294,034	—	25,294,034
Short-Term Securities:
Commercial Paper	—	496,675	—	496,675
Money Market Funds	1,102,876	—	—	1,102,876
U.S. Government Sponsored Agency Securities	—	5,491,597	—	5,491,597
Options Purchased:
Foreign currency exchange contracts	—	8,875	—	8,875
Interest rate contracts	—	5,095	—	5,095
Liabilities:
Investments:
TBA Sale Commitments	—	(11,974,757)	—	(11,974,757)

	$1,102,876	$65,347,037	$33,737	$66,483,650

Derivative Financial Instruments (b)
Assets:
Foreign currency exchange contracts	$—	$10,946	$—	$10,946
Interest rate contracts	40,892	81,101	—	121,993
Other contracts	—	18,653	—	18,653
Liabilities:
Foreign currency exchange contracts	—	(6,799)	—	(6,799)
Interest rate contracts	(26,925)	(717,967)	—	(744,892)
Other contracts	—	(34,918)	—	(34,918)

	$13,967	$(648,984)	$—	$(635,017)

(a)	See above Schedule of Investments for values in each industry or country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $8,560,401 are categorized as level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities (unaudited)

June 30, 2019

BlackRock U.S. Government Bond V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $75,928,945)	$77,355,531
Investments at value — affiliated (cost — $1,102,876)	1,102,876
Cash	2,453
Cash pledged:
Futures contracts	131,710
Centrally cleared swaps	250,000
Foreign currency at value (cost — $72,999)	73,068
Receivables:
Investments sold	8,532,787
TBA sale commitments	11,938,809
Capital shares sold	56,557
Dividends — affiliated	4,586
Dividends — unaffiliated	8,142
Interest — unaffiliated	335,943
Variation margin on futures contracts	1,427
Variation margin on centrally cleared swaps	993
Unrealized appreciation on:
Forward foreign currency exchange contracts	10,946
OTC swaps	11,667
Prepaid expenses	738
Other assets	3,083

Total assets	99,821,316

LIABILITIES
Options written at value (premium received $57,402)	81,883
TBA sale commitments at value (proceeds $11,938,809)	11,974,757
Reverse repurchase agreements at value	8,560,401
Payables:
Investments purchased	16,206,698
Capital shares redeemed	463
Distribution fees	1,028
Income dividend distributions	105,977
Investment advisory fees	18,912
Directors’ and Officer’s fees	7,697
Other affiliates	127
Variation margin on futures contracts	2,084
Other accrued expenses	159,281
Unrealized depreciation on:
Forward foreign currency exchange contracts	6,799
OTC swaps	1,689

Total liabilities	37,127,796

NET ASSETS	$62,693,520

NET ASSETS CONSIST OF
Paid-in capital	$66,537,296
Accumulated loss	(3,843,776)

NET ASSETS	$62,693,520

NET ASSET VALUE
Class I — Based on net assets of $55,149,500 and 5,373,359 shares outstanding, 300 million shares authorized, $0.10 par value	$10.26

Class III — Based on net assets of $7,544,020 and 735,494 shares outstanding, 100 million shares authorized, $0.10 par value	$10.26

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations (unaudited)

Six Months Ended June 30, 2019

BlackRock U.S. Government Bond V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$16,363
Dividends — unaffiliated	72
Interest — unaffiliated	1,095,145
Foreign taxes withheld	(59)

Total investment income	1,111,521

EXPENSES
Investment advisory	144,706
Transfer agent — class specific	59,029
Accounting services	42,946
Professional	38,165
Custodian	17,309
Pricing	15,462
Distribution — class specific	4,459
Directors and Officer	4,235
Printing	2,482
Transfer agent	2,480
Miscellaneous	1,667

Total expenses excluding interest expense	332,940
Interest expense	195,345

Total expenses	528,285
Less:
Fees waived and/or reimbursed by the Manager	(29,426)
Transfer agent fees waived and/or reimbursed — class specific	(57,959)

Total expenses after fees waived and/or reimbursed	440,900

Net investment income	670,621

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	250,068
Forward foreign currency exchange contracts	(24,279)
Foreign currency transactions	(3,746)
Futures contracts	250,339
Options written	7,777
Swaps	(38,401)

441,758

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,962,137
Forward foreign currency exchange contracts	2,595
Foreign currency translations	860
Futures contracts	(56,809)
Options written	58,738
Swaps	(421,817)

1,545,704

Net realized and unrealized gain	1,987,462

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,658,083

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$670,621	$1,275,743
Net realized gain (loss)	441,758	(684,974)
Net change in unrealized appreciation (depreciation)	1,545,704	(536,909)

Net increase in net assets resulting from operations	2,658,083	53,860

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(679,305)	(1,272,977)
Class III	(39,001)	(44,457)

Decrease in net assets resulting from distributions to shareholders	(718,306)	(1,317,434)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,628,513	(7,496,000)

NET ASSETS
Total increase (decrease) in net assets	4,568,290	(8,759,574)
Beginning of period	58,125,230	66,884,804

End of period	$62,693,520	$58,125,230

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2019

BlackRock U.S. Government Bond V.I. Fund

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,658,083
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	269,925,049
Purchases of long-term investments	(261,399,413)
Net purchases of short-term securities	(4,455,941)
Amortization of premium and accretion of discount on investments	(50,968)
Premiums received from options written	100,324
Premiums paid on closing options written	(91,715)
Net realized (gain) loss on investments and options written	(257,845)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(2,029,257)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(2,993)
Dividends — unaffiliated	1,086
Interest — unaffiliated	1,301
From the Manager	161,754
Variation margin on futures contracts	26,557
Variation margin on centrally cleared swaps	(993)
Swap premiums paid	3,336
Prepaid expenses	(676)
Other assets	899

Increase (Decrease) in Liabilities:
Payables:
Board realignment and consolidation	(161,754)
Distribution fees	422
Interest expense and fees	664
Investment advisory fees	(23,491)
Directors’ and Officers’ fees	2,556
Other affiliates	(31)
Variation margin on futures contracts	305
Variation margin on centrally cleared swaps	(21,105)
Other accrued expenses	39,688
Swap premiums received	(202)

Net cash provided by operating activities	4,425,640

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(214)
Payments on redemption of capital shares	(5,245,598)
Proceeds from issuance of capital shares	6,758,997
Net borrowing of reverse repurchase agreements	(5,989,055)

Net cash used for financing activities	(4,475,870)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	671

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(49,559)
Restricted and unrestricted cash and foreign currency at beginning of period	506,790

Restricted and unrestricted cash and foreign currency at end of period	$457,231

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$194,681

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$722,335

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Cash Flows  (unaudited)  (continued)

Six Months Ended June 30, 2019

	Six Months Ended June 30, 2019	Year Ended December 31, 2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENT OF ASSETS AND LIABILITIES:
Cash	$2,453	$8,664
Cash pledged:
Futures contracts	131,710	110,710
Centrally cleared swaps	250,000	238,000
Foreign currency at value	73,068	149,416
	$457,231	$506,790

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund

	Class I

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.93	$10.12	$10.18	$10.23	$10.39	$10.04
Net investment income (a)	0.12	0.21	0.16	0.15	0.15	0.19
Net realized and unrealized gain (loss)	0.33	(0.18)	(0.01)	(0.01)	(0.10)	0.39
Net increase from investment operations	0.45	0.03	0.15	0.14	0.05	0.58

Distributions from net investment income (b)	(0.12)	(0.22)	(0.21)	(0.19)	(0.21)	(0.23)

Net asset value, end of period	$10.26	$9.93	$10.12	$10.18	$10.23	$10.39

Total Return (c)
Based on net asset value	4.61%(d)	0.29%	1.52%	1.33%	0.45%	5.87%

Ratios to Average Net Assets
Total expenses	1.81%(e)	1.85%	1.31%	1.02%	0.96%	0.89%
Total expenses after fees waived and/or reimbursed	1.50%(e)	1.27%	1.01%	0.76%	0.73%	0.69%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.83%(e)	0.82%	0.87%	0.70%	0.70%	0.66%
Net investment income	2.34%(e)	2.10%	1.58%	1.43%	1.41%	1.88%

Supplemental Data
Net assets, end of period (000)	$55,150	$54,820	$65,100	$72,433	$83,016	$92,975
Portfolio turnover rate (f)	394%	737%	1,052%	1,140%	1,581%	1,388%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	254%	435%	681%	705%	991%	956%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.92	$10.11	$10.18	$10.22	$10.39	$10.04

Net investment income (a)	0.10	0.18	0.13	0.11	0.13	0.17
Net realized and unrealized gain (loss)	0.35	(0.18)	(0.02)	—	(0.12)	0.38

Net increase from investment operations	0.45	0.00	0.11	0.11	0.01	0.55

Distributions from net investment income (b)	(0.11)	(0.19)	(0.18)	(0.15)	(0.18)	(0.20)

Net asset value, end of period	$10.26	$9.92	$10.11	$10.18	$10.22	$10.39

Total Return (c)
Based on net asset value	4.55%(d)	(0.01)%	1.10%	1.08%	0.08%	5.56%

Ratios to Average Net Assets
Total expenses	2.01%(e)	2.03%	1.45%	1.27%	1.11%	1.09%

Total expenses after fees waived and/or reimbursed	1.81%(e)	1.57%	1.30%	1.08%	1.00%	1.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.14%(e)	1.13%	1.17%	1.01%	0.97%	0.98%

Net investment income	2.00%(e)	1.86%	1.30%	1.09%	1.27%	1.63%

Supplemental Data
Net assets, end of period (000)	$7,544	$3,305	$1,785	$2,758	$1,894	$750

Portfolio turnover rate (f)	394%	737%	1,052%	1,140%	1,581%	1,388%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	254%	435%	681%	705%	991%	956%

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited))

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the current reporting period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted to $71,887,218. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited)  (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited)  (continued)

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)  (continued)

to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $15,376,070 and 2.52%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/ Received	Net Amount (b)
Amherst Pierpont Securities LLC	$(2,586,732)	$2,586,732	$—	$—
Bank of America Securities, Inc.	(5,973,669)	2,542,697	—	(3,430,972	) (c)

	$(8,560,401)	$5,129,429	$—	$(3,430,972)

(a)

Collateral with a value of $5,130,625 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
(c)	Non-cash collateral with a value of $3,411,750 has been sold and is pending settlement as of June 30, 2019.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited)  (continued)

time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in Cash pledged: Collateral — option written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates and interest rate risk. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)  (continued)

the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

•

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited)  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $4,459.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$56,297
Class III	2,732
$59,029

Expense Limitations, Waivers and Reimbursements: The Manager has voluntarily agreed to waive 0.10% of its investment advisory fee paid by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $28,941.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $485.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Company. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $329 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Company.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)  (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 56,297
Class III	1,662
$ 57,959

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Company. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$215,692,120	$216,818,730
U.S. Government Securities	39,171,439	44,566,056

For the six months ended June 30, 2019, purchases and sales related to mortgage dollar rolls were $90,680,224 and $90,822,467, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2018, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $5,226,507.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited)  (continued)

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$77,051,356

Gross unrealized appreciation	$1,761,582
Gross unrealized depreciation	(968,094)

Net unrealized appreciation	$793,488

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)  (continued)

clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	120,092	$1,206,433	227,543	$2,244,550
Shares issued in reinvestment of distributions	68,585	686,861	126,644	1,252,195
Shares redeemed	(335,826)	(3,368,744)	(1,268,374)	(12,548,771)
Net decrease	(147,149)	$(1,475,450)	(914,187)	$(9,052,026)

Class III
Shares sold	539,760	$5,474,924	407,411	$4,028,833
Shares issued in reinvestment of distributions	3,545	35,474	4,147	40,897
Shares redeemed	(140,810)	(1,406,435)	(255,082)	(2,513,704)
Net increase	402,495	$4,103,963	156,476	$1,556,026
Total Net Increase (Decrease)	255,346	$2,628,513	(757,711)	$(7,496,000)

As of June 30, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,963 Class III Shares of BlackRock U.S. Government Bond V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	33

Glossary of Terms Used in this Report

Currency

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

COP	Colombian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

RUB	New Russian Ruble

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BA	Canadian Bankers Acceptances

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

EURIBOR	Euro Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

TBA	To-be-announced

USCPI	U.S. Consumer Price Index

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Advantage Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Advantage U.S. Total Market V.I. Fund (the “U.S. Total Market V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Government Money Market V.I. Fund (the “Government Money Market V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock International Index V.I. Fund (the “International Index V.I. Fund”), BlackRock iShares® Dynamic Allocation V.I. Fund (the “Dynamic Allocation V.I. Fund”), BlackRock Large Cap Focus Growth V.I. Fund (the “Large Cap Focus Growth V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock Small Cap Index V.I. Fund (the “Small Cap Index V.I. Fund”) and BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”) (each, a “Fund,” and collectively the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor. The Board also considered the approval of the sub-advisory agreements between the Manager and (a) BlackRock International Limited (“BIL”) with respect to International V.I. Fund and Managed Volatility V.I. Fund (the “BIL Sub-Advisory Agreements”); (b) BlackRock Asset Management North Asia Limited (“BNA”) with respect to Managed Volatility V.I. Fund (the “BNA Sub-Advisory Agreement”); and (c) BlackRock (Singapore) Limited (“BSL” and together with BIL and BNA, the “Sub-Advisors”) with respect to Managed Volatility V.I. Fund (the “BSL Sub-Advisory Agreement” and together with the BIL Sub-Advisory Agreements and the BNA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Global Allocation V.I. Fund, International V.I. Fund, Dynamic Allocation V.I. Fund and Large Cap Focus Growth V.I. Fund, its custom peer group of funds as defined by BlackRock (“Customized Peer Group”); with respect to International Index V.I. Fund, Small Cap Index V.I. Fund and S&P 500 Index V.I. Fund, the performance of the Fund as compared with its benchmark; and, with respect to Managed Volatility V.I. Fund, certain performance metrics. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one, three and five-year periods reported, the Government Money Market V.I. Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one, three and five-year periods reported, the Equity Dividend V.I. Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Dynamic Allocation V.I. Fund ranked in the second quartile, against its Performance Peers.

The Board noted that for each of the one, three and five-year periods reported, the Large Cap Focus Growth V.I. Fund ranked in the first quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Capital Appreciation V.I. Fund ranked in the first, first and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Managed Volatility V.I. Fund ranked in the first, third and third quartiles, respectively, against its Customized Peer Group.

In light of the Managed Volatility V.I. Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one, three and five-year periods, the Fund underperformed its total return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its upper threshold level for the one, three and five-year periods and the maximum drawdowns were below the upper threshold level for all calendar years. The Fund’s Sharpe Ratio was above its competitor median for the one, three and five-year periods. The Fund’s beta was within its target range, for each of the periods.

The Board noted that for each of the one, three and five-year periods reported, the Large Cap Core V.I. Fund ranked in the second quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one, three and five-year periods reported, the Large Cap Value V.I. Fund ranked in the second quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Global Allocation V.I. Fund ranked in the second, third and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for the one, three and five-year periods reported, the Basic Value V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for the one, three and five-year periods reported, the U.S. Total Market V.I. Fund ranked in the third, first and fourth quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other things, effective June 12, 2017, the Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Value Opportunities V.I. Fund to BlackRock Advantage U.S. Total Market V.I. Fund.

The Board and BlackRock discussed BlackRock’s strategy for improving the U.S. Total Market V.I. Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one, three and five-year periods reported, the International V.I. Fund ranked in the fourth quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board was informed that, among other things, negative stock selections within the consumer staples, communication services, and technology sectors were the primary detractors from performance over the one-year period. Longer term performance was also impacted by relative underperformance in 2016 and 2014.

The Board and BlackRock discussed BlackRock’s strategy for improving the International V.I. Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the past five one-year periods reported, the International Index V.I. Fund’s net performance outperformed its benchmark for two of the five periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the past five one-year periods reported, the Small Cap Index V.I. Fund’s net performance underperformed its benchmark for each of the periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-year period reported, the S&P 500 Index V.I. Fund’s net performance was out of tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the U.S. Total Market V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Government Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap, on a class-by-class basis. The contractual expense cap reduction was implemented on May 24, 2019.

The Board noted that the International Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the Dynamic Allocation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis, as applicable. This contractual expense cap reduction was implemented on October 26, 2018.

The Board noted that the Large Cap Focus Growth V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on April 23, 2018.

The Board noted that the Small Cap Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock and the Board agreed to a lower contractual advisory fee rate and a lower contractual expense cap on a class-by-class basis. These expense reductions were implemented on April 23, 2018.

With respect to the Large Cap Core V.I. Fund, the Large Cap Value V.I. Fund, the U.S. Total Market V.I. Fund, the Basic Value V.I. Fund, the Capital Appreciation V.I. Fund, the Equity Dividend V.I. Fund, the Global Allocation V.I. Fund, the Government Money Market V.I. Fund, the International V.I. Fund, the Dynamic Allocation V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Managed Volatility V.I. Fund, the Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

With respect to the Large Cap Core V.I. Fund, the Large Cap Value V.I. Fund, the U.S. Total Market V.I. Fund, the Basic Value V.I. Fund, the Capital Appreciation V.I. Fund, the Equity Dividend V.I. Fund, the Global Allocation V.I. Fund, the International V.I. Fund, the International Index V.I. Fund, the Large Cap Focus Growth V.I. Fund, Managed Volatility V.I. Fund, the Small Cap Index V.I. Fund and the S&P 500 Index V.I. Fund, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for each Fund on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, (ii) the BIL Sub-Advisory Agreements between the Manager and BIL with respect to the International V.I. Fund and Managed Volatility V.I. Fund, (iii) the BNA Sub-Advisory Agreement between the Manager and BNA with respect to the Managed Volatility V.I. Fund and (iv) BSL Sub-Advisory Agreement between the Manager and BSL with respect to Managed Volatility V.I. Fund, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Corporation”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one, three and five-year periods reported, the High Yield V.I. Fund ranked in the second quartile against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the High Yield V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Total Return V.I. Fund ranked in the second, third, and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Total Return V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Total Return V.I. Fund’s underperformance during the applicable period.

The Board noted that for the one, three and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the third, third and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the U.S. Government Bond V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the U.S. Government Bond V.I. Fund’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the High Yield V.I. Fund or the Total Return V.I. Fund were to decrease, the High Yield V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the Total Return V.I. Fund or the High Yield V.I Fund were to decrease, the Total Return V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the U.S. Government Bond V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver from 10 basis points to 26 basis points. The waiver increase was implemented on July 3, 2019.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Variable Series Funds, Inc.

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (b)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management (c)

North Asia Limited

Hong Kong

BlackRock (Singapore) Limited (c)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

Brown Brothers Harriman & Co. (a)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.
(b)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.
(c)	For BlackRock Managed Volatility V.I. Fund.

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

BlackRock Variable Series Funds II, Inc.

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http:// www.sec.gov.The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) –   Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: August 27, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds II, Inc.

Date: August 27, 2019

4